Exhibit 10.12

LEASE AGREEMENT

Between

WU/LH 500 AMERICAN L.L.C.,
as Landlord

- and -

COTY US LLC,
as Tenant

EXHIBITS

Exhibit “A” Site Plan
Exhibit “B” Rules and Regulations
Exhibit “C” Hancock SNDA

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Exhibit “D” Tenant Move-In and Lease Renewal Environmental Questionnaire

Exhibit “E”	Tenant Move-Out Environmental Questionnaire
Exhibit “F”	Initial Tenant’s Work Schematic
Exhibit “G”	Tenant’s Parking Work Plan

3

LEASE AGREEMENT

          INDENTURE made this 14th day of August, 2012, by and between WU/LH 500 AMERICAN L.L.C., a Delaware limited liability company, with offices c/o Lighthouse Real Estate Management, 60 Hempstead Avenue, Suite 718, West Hempstead, NY 11552, hereinafter referred to as “Landlord”, and Coty US LLC, a Delaware limited liability company having an office and principal place of business at 410 American Road, Morris Plains, New Jersey 07950 hereinafter referred to as “Tenant”.

WITNESSETH:

ARTICLE 1. DEFINITIONS

          Section 1.1. Additional Rent. In addition to the Minimum Rent, all other payments to be made by Tenant to Landlord, shall be deemed to be additional rent hereunder whether or not the same be designated as such (such amounts as may become due, collectively, “Additional Rent”); and, except for payments on account of Complex Operating Costs and Real Estate Taxes (which shall be due and payable at the same time as Minimum Rent) shall be due and payable within thirty (30) days following demand. Landlord shall have the same remedies for failure to pay Additional Rent as for a nonpayment of Minimum Rent. All payments required to be made by Tenant to Landlord pursuant to this Lease shall be delivered to the office of the Landlord at the address set forth on the first page of this Lease (or at such place or places as Landlord may from time to time designate by notice to Tenant), and except as expressly set forth in this Lease, all such payments shall be made without prior demand for same.

          Section 1.2. Commencement Date / Expiration Date. A. As used herein, “Commencement Date” shall mean the later to occur of (i) October 1, 2012, and (ii) the date on which Landlord delivers both vacant possession of the Demised Premises to Tenant, free of any tenancies (other than this Lease) and in the condition otherwise required hereunder and a fully-executed counterpart of the Hancock SNDA (as defined in Section 25.4 of this Lease), and “Expiration Date” shall mean the last day of the calendar month in which the day immediately preceding the sixteen (16) year, seven (7) month anniversary of the Commencement Date shall occur, unless the Lease Term shall sooner terminate pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law or be extended as provided in Article 29 of this Lease.

          B. Notwithstanding anything in this Lease to the contrary, in the event that the Commencement Date shall not occur on or prior to December 31, 2012 (said date, as same may be extended pursuant to the following provisions of this Subsection B, referred to as the “Final Delivery Deadline”), then, as Tenant’s sole remedy, Tenant shall have a single option (“Tenant’s Single Cancellation Option”) to cancel this Lease and the Lease Term by giving notice

(“Tenant’s Cancellation Notice”) to Landlord of such cancellation on or prior to the date which is five (5) business days immediately following the Final Delivery Deadline. Time is of the essence with respect to the exercise by Tenant of such Tenant’s Single Cancellation Option. Upon the giving of such Tenant’s Cancellation Notice described in this Subsection B, this Lease and the Lease Term shall expire and come to an end as of the date twenty (20) days next following the giving of such Tenant’s Cancellation Notice, unless prior to the expiration of said twenty (20) day period, Landlord shall cause the conditions precedent to the Commencement Date to be satisfied. As of the termination of this Lease, any prepaid Minimum Rent, payments on account of Real Estate Taxes or Complex Operating Costs shall be promptly returned to Tenant, and Landlord and Tenant shall be released and discharged of and from any and all liability under the provisions of this Lease. If Tenant shall fail to give timely Tenant’s Cancellation Notice exercising Tenant’s Single Cancellation Option, then Tenant’s Single Cancellation Option shall be of no further force or effect. The Final Delivery Deadline set forth above in this Subsection B shall be extended by a period, if any, equal to the aggregate of: (x) the number of days, if any, of delay or delays occasioned by reason of Tenant’s delays in supplying information or materials to be supplied by Tenant pursuant to the terms of this Lease, or in giving authorizations or by reason of any similar acts or omissions of Tenant; plus (y) the number of days, if any (not to exceed thirty (30) days in the aggregate), of delay or delays occasioned by reason of strikes or other labor disputes, fire or other casualty (or reasonable delays in adjustment of insurance), accidents, requirements of law, or by any other cause beyond Landlord’s reasonable control, whether or not such other cause shall be similar in nature to those hereinbefore enumerated. Landlord shall give Tenant prompt notice of any events or delays which shall trigger Landlord’s right to extend the Final Delivery Deadline; however, failure to give such notice shall not prohibit the extension of said date by Landlord for the reasons set forth above.

          C. If requested by either party, Landlord and Tenant each agrees, upon such request, to promptly execute, acknowledge and deliver to the requesting party, an instrument, in form reasonably satisfactory to Landlord and Tenant, setting forth said Commencement Date, the Rent Commencement Date (as hereinafter defined), the Initial Rent Period Expiration Date (as hereinafter defined) and the Expiration Date.

          D. Notwithstanding anything to the contrary in this Lease, if Tenant desires, prior to the Commencement Date, to enter the Demised Premises solely for the purposes of inspecting the Demised Premises and taking measurements to assist in the preparation of architectural, engineering and or interior design plans (collectively, “Tenant’s Preparation Work”), Landlord shall afford access to the Demised Premises to Tenant at such time as Landlord shall reasonably determine. Any access to the Demised Premises by Tenant as set forth in this Subsection D shall be deemed to be under all of the terms, covenants and conditions of this Lease, all as if the Lease Term had already commenced, it being understood, however, that Tenant shall have no obligation to pay any Minimum Rent or payments on account of Complex Operating Costs or Real Estate Taxes with respect to such period of access prior to the Commencement Date.

          Section 1.3. Common Facilities. As used herein shall mean all facilities furnished in the Industrial Center (as defined herein) and designated for the general use, in common, of all occupants of the Industrial Center, including the Tenant hereunder, its officers, agents, employees and customers. Common Facilities shall include, but are not limited to, such designated parking areas, streets, sidewalks, canopies, roadways, washrooms, shelter, ramps, landscaped areas and other similar facilities.

          Section 1.4. Demised Premises. As used herein shall mean approximately 98,169 aggregate square feet comprising the entire building commonly known as 500 American Road, Morris Plains, New Jersey (the “Building”), designated as Building 5 on Exhibit A attached hereto and made a part hereof.

          Section 1.5. Industrial Center. As used herein, the Industrial Center shall mean the land depicted on Exhibit A attached hereto and by this reference incorporated herein and the Building and all related Common Facilities located thereon, less any deletion by Landlord pursuant to Section 21.1 of this Lease, plus such additions and extensions as Landlord may from time to time designate as included with the Industrial Center pursuant said Section 21.1. Exhibit A embodies the outline of the Industrial Center as of the date hereof. Landlord may amend Exhibit A from time to time to reflect such additions, deletions and/or extensions.

          Section 1.6. Lease Term. The Lease Term shall be sixteen (16) full Lease Years and seven (7) additional months, commencing on the Commencement Date, and ending, unless sooner terminated pursuant to any of the terms, covenants or conditions of the Lease or pursuant to law, or extended as hereinafter provided, at midnight on the Expiration Date.

          Section 1.7. Lease Year. Shall mean each period of twelve (12) consecutive months during the Lease Term commencing on the Commencement Date, except that the first Lease Year shall be extended by the number of days, if any, required for said first Lease Year to end on the last day of a calendar month. For example, if the Commencement Date is September 15, 2012, the first Lease Year shall commence upon such date, the second Lease Year shall commence upon October 1, 2013 and so on.

          Section 1.8. Minimum Rent.

          A. The annual Minimum Rent shall commence upon the Commencement Date and for and during the period commencing on the Commencement Date and ending on the last day of the calendar month in which the day immediately preceding the two (2) year, six (6) month anniversary of the Commencement Date shall occur (such date, the “Initial Rent Period Expiration Date”), shall be Nine Hundred Fifty-Six Thousand One Hundred Sixty-Six and 06/100 Dollars ($956,166.06) per annum or Seventy-Nine Thousand Six Hundred Eighty and 51/100 Dollars ($79,680.51) per month. The sum of Seventy-Nine Thousand Six Hundred Eighty and 51/100 Dollars ($79,680.51), representing the installment of Minimum Rent for the first (1st) full calendar month of the Lease Term after the expiration of the Rent Holiday Period (as hereinafter defined), is due and payable at the time of the execution and delivery of this Lease. In the event that the Rent Commencement Date (as hereinafter defined) shall occur on a date other than the first (1st) day of any calendar month, Tenant shall pay to Landlord, on the first (1st) day of the month next succeeding the month during which the Rent

Commencement Date shall occur, a sum equal to the pro-rata amount applicable to the period from the Rent Commencement Date to the last day of the calendar month in which the Rent Commencement Date shall occur. Such payment, together with the sum paid by Tenant upon the execution of this Lease, shall constitute payment of the Minimum Rent for the period from the Rent Commencement Date to and including the last day of the next succeeding calendar month.

          B. Commencing on the day immediately following the Initial Rent Period Expiration Date (such day, the “CPI Increase Date”) and thereafter upon each anniversary of the CPI Increase Date during the Lease Term and any renewal or extension thereof pursuant to Article 29, the Minimum Rent for the twelve month period commencing on the applicable CPI Increase Date shall be an amount equal to the Minimum Rent for the immediately preceding twelve (12) month period increased by the percentage increase (if any) in the “Consumer Price Index” for the preceding twelve (12) month period measured from the first month of such prior twelve (12) month period to the twelfth (12th) month of such prior twelve (12) month period. The Minimum Rent, determined in accordance with this Section 1.8 shall be payable in equal monthly installments, in advance, on the first day of each month during the Lease Year then in effect, without set-off or deduction except to the extent expressly provided in this Lease. As used herein, “Consumer Price Index” shall mean the Consumer Price Index for Urban Wage Earners and Clerical Workers based upon the New York-Northern New Jersey area for All Group Commodities and Items (1985-87 = 100) seasonally adjusted as published by the United States Department of Labor, Bureau of Labor Statistics, or any replacement thereof. If the manner in which the Consumer Price Index is determined by the Department of Labor shall be substantially revised, an adjustment shall be made in such revised index which would have obtained if the Consumer Price Index had not been so revised. If the current yearly average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication shall be substituted.

          C. Provided Tenant is not then in default in the observance and performance of any of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed beyond the notice and cure periods provided in this Lease, Tenant shall be entitled to a conditional rent holiday and shall not be required to pay any portion of the Minimum Rent with respect to the period (the “Rent Holiday Period”) commencing on the Commencement Date and ending on the date immediately preceding the eighteen (18) month anniversary of the Commencement Date but during such period of eighteen (18) months Tenant shall otherwise be required to comply with all of the other terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed. The date next following the expiration of the Rent Holiday Period is referred to as the “Rent Commencement Date”. The total amount of Minimum Rent abated pursuant to this Subsection C is referred to as the “Conditionally Abated Rent”. In the event that Tenant shall not be entitled to receive the rent holiday described in this Subsection C by reason of a default beyond applicable notice and cure periods by Tenant under the terms and conditions of this Lease on Tenant’s part to be observed and performed, and in the further event that Tenant shall subsequently cure such default (without any obligation of Landlord to accept such cure after the expiration of any applicable notice and grace periods set forth in Article 22 of this Lease), then, following the acceptance, if any, by Landlord of such cure by Tenant, Tenant shall be entitled to receive the rent holiday in accordance with, and subject to, the terms and provisions of this Subsection C.

          Section 1.9. Permitted Use. Tenant shall use the Demised Premises solely for the purpose of cosmetic research and development and as a warehouse and distribution facility for Tenant’s business and/or for general office purposes (collectively, the “Permitted Use”) and for no other purposes whatsoever without Landlord’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

          Section 1.10. Real Estate Taxes. As used herein shall mean all real estate taxes, assessments, water and sewer rents or charges and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall or may during the Lease Term be assessed, imposed, become due and payable or be levied by the lawful taxing authorities against the Building hiding, or liens upon or arising in connection with the use or occupancy or possession of, or becoming due or payable out of or for, the Building, including all commercially reasonable costs and fees incurred by Landlord in contesting same or in negotiating with the appropriate governmental authorities as to same. If by law, any assessment of Real Estate Taxes may be divided and paid in annual installments, then, for the purposes of calculating Tenant’s obligations on account of Real Estate Taxes, (I) such assessment shall be deemed to have been so divided, (II) such assessment shall be deemed payable in the maximum number of annual installments permitted by law, and (III) there shall be deemed included in Real Estate Taxes for each tax year the annual installment of such assessment becoming a lien during such tax year, together with interest payable during such tax year on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided.

          Notwithstanding the foregoing, nothing herein contained shall be construed to include as a Real Estate Tax (1) any franchise, income, profit, sales, rental, use and occupancy or other similar tax, (2) any interest or penalties incurred by Landlord, any lessor under a superior lease or the holder of a mortgage as a result of Landlord’s or such lessor’s or holder’s late payment of Real Estate Taxes (as opposed to interest which may accrue as a result of the payment of Real Estate Taxes in installments), (3) any transit, corporation, excise, gift, successor, estate, inheritance or transfer taxes, and (4) mortgage recording or capital stock taxes; provided, however, that, if at any time during the Lease Term the methods of taxation prevailing at the commencement of the Lease Term shall be altered so that in lieu of or as a substitute for the whole or any part of such taxes now levied, assessed or imposed, there shall be levied, assessed or imposed an income or other tax of whatever nature (including, without limitation, any excise, transaction, sales or privilege tax on account of, attributed to, or measured by rent or other charges payable by Tenant, or levied by reason of the exclusive parking made available by Landlord to Tenant in the Industrial Center), then the same shall be included in the computation of Real Estate Taxes hereunder. As of the date hereof, the Demised Premises is separately assessed for Real Estate Taxes.

          Section 1.11. Tenant’s Pro-rata Share. As used herein, Tenant’s Pro-rata Share shall mean (i) with respect to calculating Tenant’s obligations with respect to Complex Operating Costs (as hereinafter defined), a fraction the numerator of which shall be the gross rentable area of the Demised Premises and the denominator of which shall be the gross rentable area of all buildings in the Industrial Center (including, without limitation, the Building), expressed as a percentage and (ii) with respect to calculating Tenant’s obligations with respect to Real Estate Taxes, a fraction the numerator of which shall be the gross rentable area of the Demised Premises and the denominator of which shall be the gross rentable area of the Building, expressed as a percentage. As of the Commencement Date, (x) Tenant’s Pro-rata Share with respect to Complex Operating Cost shall be twenty-one (21%) percent and (y) Tenant’s Pro-rata Share with respect to Real Estate Taxes shall be one hundred (100%) percent. Notwithstanding the foregoing or anything contained in this Lease to the contrary, with respect to calculating Tenant’s obligations with respect to Complex Operating Costs that constitute Building Operating Costs (as such term is hereinafter defined), Tenant’s Pro-rata shall mean 100%.

ARTICLE 2. GRANTING CLAUSE

          Section 2.1. Lease of Demised Premises. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby leases and rents to Tenant, and Tenant hereby leases and rents from Landlord, the Demised Premises TO HAVE AND TO HOLD said Demised Premises for the Lease Term.

ARTICLE 3. POSSESSION AND CONSTRUCTION

          Section 3.1. Demise Includes Use of Common Facilities. The demise to Tenant shall include, in addition to the Demised Premises, the right to the nonexclusive use in common with others of the Common Facilities, subject, however, to the terms and conditions of this Lease and to the rules and regulations set forth in Exhibit B which is attached hereto and made a part hereof.

          Section 3.2. Quiet Enjoyment. So long as no Default shall exist, Tenant shall peacefully and quietly have, hold and enjoy the Demised Premises and the appurtenances thereunto appertaining throughout the Lease Term, subject, however, to the provisions of this Lease, to all other agreements, conditions, restrictions and encumbrances and mortgages to which this Lease is or may become subject and subordinate.

          Section 3.3. Industrial Center. Tenant acknowledges that Exhibit A attached hereto is a site plan which generally depicts the layout of the Industrial Center.

          Section 3.4. No Preparation of Demised Premises by Landlord.

          A. Tenant shall take possession of the Demised Premises on the Commencement Date in the condition which shall exist as of the date hereof “as is”, and Landlord shall have no obligation to alter, improve, decorate or otherwise prepare the Demised Premises for Tenant’s occupancy, except that Landlord shall, at Landlord’s sole cost and expense, deliver the Demised Premises broom clean. The taking of possession of the Demised Premises by Tenant shall be deemed a delivery of the Demised Premises by Landlord and an absolute and unconditional acceptance of same by Tenant, without vitiating Landlord’s obligations under Sections 10.1 and 14.3.

          B. The parties agree that Tenant shall be solely responsible for performing any alteration or other work necessary or desired by Tenant for its occupancy of the Demised Premises.

          C. Except as expressly provided in this Lease, Landlord has made no representations, warranties or promises with respect to the Demised Premises, or any fixtures, equipment or other property therein or to any matter related thereto (whether express or implied) and Tenant acknowledges that it has not relied upon any such representations, warranties or promises, whether from Landlord or from any of Landlord’s employees, agents or representatives. ALL IMPLIED WARRANTIES ARE EXCLUDED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS, IF ANY. Tenant waives any right to rescind this Lease under the laws of the State of New Jersey on account of any claim that Landlord has breached any such representations or warranties (whether express or implied) and further waives any damages which may result from any lack of completion of the Demised Premises. Notwithstanding the foregoing, the roof and roof membrane of the Demised Premises shall be free of any leaks and in good repair on the Commencement Date.

          Section 3.5. Initial Tenant’s Work. Tenant shall perform all work necessary to prepare the Demised Premises for Tenant’s occupancy (the “Initial Tenant’s Work”) at its sole cost, expense and risk in accordance with the provisions of this Lease, including without limitation Article 5 hereof; provided, however, that Tenant shall make any changes in Tenant’s Initial Work required by any governmental department or bureau having jurisdiction of the Industrial Center. Landlord consents, in concept only, to the installation by Tenant, of a mezzanine in the Demised Premises, with it understood that, notwithstanding anything to the contrary contained in this Lease, Tenant, at Tenant’s sole cost and expense shall be responsible for any structural work (including without limitation, structural reinforcement or tie ins) necessitated as a result of the construction of said mezzanine. Landlord hereby agrees that neither Tenant’s construction of the mezzanine nor Tenant’s performance of other alterations which do not increase the footprint nor the height of the Building shall increase Tenant’s Pro-Rata Share. Furthermore, Landlord has reviewed the schematic annexed to this Lease as Exhibit F and hereby advises Tenant that no alterations shown on such schematic (or any changes in such alterations which are substantially similar in scope, materials, and location to those shown on Exhibit F) shall be deemed to be Specialty Alterations which shall be required to be removed by Tenant upon the expiration or sooner termination of the Lease.

ARTICLE 4. TENANT PAYMENTS

          Section 4.1. Tenant’s Obligations To Pay Minimum Rent and Other Charges. During the Lease Term, Tenant shall pay to Landlord without any prior demand and without any deduction or set-off whatsoever except as expressly provided in this Lease, Minimum Rent in the manner hereinafter set forth. Tenant further covenants and agrees to pay, as set forth below, Tenant’s Pro-rata Share of Complex Operating Costs and Tenant’s Pro-rata Share of Real Estate Taxes, both of which are included within the term “Additional Rent”. The obligations of Landlord and Tenant under the provisions of this Article with respect to (i) the payment by Tenant of Minimum Rent and Additional Rent, including, without limitation, any deficiencies with respect to previous payments by Tenant on account of Tenant’s Pro-rata Share of Complex Operating Costs or Tenant’s Pro-rata Share of Real Estate Taxes, or (ii) any credit or payment to which Tenant may be entitled on account of such aforesaid previous payments, shall survive the expiration or any sooner termination of the Lease Term.

          Section 4.2. Intentionally Omitted.

          Section 4.3. Intentionally Omitted.

          Section 4.4. Tenant’s Pro-rata Share of Complex Operating Costs. Commencing with the Commencement Date, and continuing thereafter during the Lease Term, Tenant will pay to Landlord, Tenant’s Pro-rata Share of Complex Operating Costs. Tenant’s Pro-rata Share of Complex Operating costs shall be a monthly charge to be paid in advance, on the first day of each month, without deduction or set-off, except as expressly provided in this Lease. Tenant’s initial Pro-rata Share of Complex Operating Costs shall be estimated by Landlord and the amount of such estimate shall be furnished to Tenant on or about the Commencement Date. Within one hundred twenty (120) days after the end of each Lease Year of the Lease Term, Landlord will furnish to Tenant a statement (the “Operating Costs Statement”) of the actual amount of Landlord’s Complex Operating Costs for the immediately preceding Lease Year, Landlord’s estimate of Complex Operating Costs for the then Lease Year and Tenant’s Pro-rata Share of Complex Operating Costs for the then Lease Year. Landlord’s failure to render an Operating Costs Statement shall not prejudice Landlord’s right to recover any sums due to Landlord hereunder, nor shall it deprive Tenant of any credit or payment to which it otherwise might be entitled hereunder with respect to such Lease Year; however, Landlord shall submit an Operating Costs Statement reflecting the final, non-estimated amount of Complex Operating Costs for each Lease Year within two (2) years after the end of any such Lease Year, otherwise, Landlord shall be precluded from thereafter collecting any sums as a result of increased Complex Operating Costs with respect to such Lease Year. Tenant shall pay any deficiency in Tenant’s Pro-rata Share of Complex Operating Costs with respect to both the preceding Lease Year and the then Lease Year (as a result of any delay in adjusting the monthly Tenant’s Pro-rata Share of Complex Operating Costs for the then Lease Year) within thirty (30) days after Landlord gives the Operating Costs Statement to Tenant. Tenant’s failure to object to any Operating Costs Statement within a period of one hundred eighty (180) days after receipt thereof shall constitute Tenant’s acquiescence with respect thereto and shall render such statement an account stated between Landlord and Tenant. Landlord may increase the monthly payment of Tenant’s Pro-rata Share of Complex Operating Costs to compensate for increased expenses, including, but not limited to, snow removal during periods of unusual snow fall, or, subject to the fifth (5th) sentence of this Section 4.4, make retroactive adjustments to Tenant’s Pro-rata Share of Complex Operating Costs in the event that errors are discovered with respect to such calculations for past Lease Years. Landlord shall credit any excess payments made by Tenant against the next regular installment of Tenant’s Pro-rata Share of Complex Operating Costs. If this Lease shall expire before any such credit shall have been fully applied, then Landlord shall refund to Tenant the unapplied balance of such credit within thirty (30) days after the expiration of this Lease; provided, however, that no Default then exists.

          The term “Complex Operating Costs” shall mean the costs and expenses incurred by Landlord in operating, maintaining, repairing and managing the Common Facilities in a manner deemed by Landlord reasonable and appropriate and for the best interest of the Industrial Center, including without limitation:

          (a) All costs and expenses of operating, repairing, lighting, cleaning, painting, striping, securing (including the cost of uniforms, equipment and all employment taxes) and insuring (including the cost of liability insurance for personal injury, umbrella coverage, death and property damage, insurance and extended coverage against fire, theft or other casualty, worker’s compensation insurance covering personnel, fidelity bonds for personnel, insurance against liability for defamation and claims of false arrest occurring in or about the Common Facilities, and plate glass insurance for glass exclusively serving the Common Facilities) the Common Facilities;

          (b) All costs and expenses of paying all personnel employed on a full or part-time basis in the operation, maintenance or repair of the Common Facilities;

          (c) All costs and expenses of removal of rubbish and debris from the Common Facilities;

          (d) All costs and expenses of regulating traffic in the Common Facilities;

          (e) All costs and expenses of inspecting and depreciation (straight-line) on machinery and equipment used in the operation and maintenance of the Common Facilities and personal property taxes and other charges incurred in connection with such equipment;

          (f) All costs and expenses of the maintenance and replacement of paving, curbs, walkways, drainage and lighting facilities in the Common Facilities;

          (g) All costs and expenses of planting, replanting and replacing flowers, shrubbery and planters in the Common Facilities and the supplies required therefor;

          (h) The cost of all utilities, including the cost of standby water for fire protection, used in connection with the operation of the Common Facilities;

          (i) The cost of snow and ice removal from the Common Facilities;

          (j) The cost of property management services incurred by Landlord in an amount equal to five (5%) percent of Complex Operating Costs (with it understood that for purposes of calculating an amount equal to 5% of Complex Operating Costs, the cost of such property management services will be excluded from Complex Operating Costs); and

          (k) The cost of compliance with laws including, but not limited to, laws with respect to energy management systems, affecting the Common Facilities and enacted after the date of this Lease.

          In addition, the term “Complex Operating Costs” shall be deemed to include the costs and expenses incurred by Landlord (i) in making Landlord’s Repairs as set forth in Section 10.1 of this Lease (including, without limitation, all costs and expenses incurred by Landlord in the maintenance and replacement of the built-up roof system and all items in connection therewith, including but not limited to, flashing, expansion joints, pitch boxes, curbs, gutters, leaders and skylights), with it understood that with respect to any repair which Landlord is required to make pursuant to said Section 10.1 costing $50,000.00 or more, the cost thereof shall be amortized and included in Complex Operating Costs over the useful life of the item in question, as reasonably determined by Landlord and (ii) in maintaining and repairing all areas where Tenant is granted exclusive parking rights herein (including the removal of snow and ice), notwithstanding the fact that such costs and expenses are solely attributable to the Building and to Tenant’s exclusive parking areas and not the Common Facilities. The costs and expenses set forth in clauses (i) and (ii) of this paragraph are referred to herein as the “Building Operating Costs.” Pursuant to Section 1.11of this Lease, Tenant’s Pro-rata Share with respect to calculating Tenant’s obligations with respect to Complex Operating Costs that constitute Building Operating Costs shall be 100%.

          Notwithstanding the foregoing or anything in this Lease to the contrary, in no event shall the term “Complex Operating Costs” include any of the following costs and expenses: (1) capital expenses, except as set forth in the following paragraph; (2) depreciation and amortization; (3) principal and interest payments of mortgage or other non-operating debts of Landlord; (4) costs of repairs to the extent Landlord is reimbursed by insurance or condemnation proceeds or by warranty coverage or by any tenant or occupant of the Industrial Center and costs of repairs or replacements incurred by fire or other casualty or condemnation; (5) costs of leasing space in the Industrial Center, including brokerage commissions, marketing expenses, legal fees, lease concessions, rental abatements and construction allowances (or costs of construction, as applicable) on behalf of tenants or prospective tenants; (6) costs of lease buy-outs; (7) costs of selling, financing or refinancing the Building or any other buildings in the Industrial Center; (8) fines, penalties or interest resulting from late payment of Real Estate Taxes or Complex Operating Costs; (9) organizational expenses of creating or operating the entity that constitutes Landlord or any affiliate of Landlord or any other owner of any building in the Industrial Center; (10) damages paid to Tenant hereunder or to other tenants of the Industrial Center under their respective leases; (11) Real Estate Taxes; (12) rental under any superior lease or any ground or underlying lease; (13) legal and other professional fees not allocated to the operation or management of the Common Facilities and legal and other professional fees allocable to disputes with, or preparation of leases for, tenants and prospective tenants; (14) interest and penalties paid or incurred as a result of Landlord’s failure to comply with laws; (15) costs incurred in operating any sign or other similar device designed principally for advertising or promotion to the extent that Landlord leases or licenses to a third parly such sign or device, or the portion of the Industrial Center where such sign or device is installed; (16) the cost of any judgment, settlement, or arbitration award resulting from any liability of Landlord, any affiliate of Landlord or any other owner of any building in the Industrial Center and all expenses incurred in connection therewith; (17) amounts payable by Landlord, any affiliate of Landlord or any other owner of any building in the Industrial Center for withdrawal liability or unfunded pension liability to a multi-employer pension plan (under Title IV of the Employee Retirement Income Security Act of 1974, as amended); (18) costs incurred by Landlord which result from Landlord’s breach of this Lease or Landlord’s negligence or willful misconduct in excess of the costs that Landlord would have incurred in the absence of such breach of this Lease, negligence or willful misconduct; (19) costs associated with the construction, installation, repair or operation of any conference center, luncheon club, athletic facility, child care facility, auditorium, cafeteria, or any other similar specialty facility (unless offered as an amenity to all tenants of the Industrial Center); (20) costs that Landlord incurs in operating an ancillary service in the Industrial Center in respect of which users pay a separate charge (such as a shoe shine stand, a newsstand, a stationery store or a parking facility); (21) costs that are duplicative of any other cost that is included in Complex Operating Costs; (22) costs incurred in connection with the acquisition or sale of air rights, transferable development rights, easements or other real property interests; (23) costs incurred in connection with constructing additional space in the Industrial Center; (24) contributions that Landlord pays voluntarily to civic organizations, charities, political parties or political action committees; (25) the costs of purchasing and insuring fine art, (26) salaries and benefits for officers, employees and executives above the grade of a building manager, (27) reserves of any kind, except as set forth in the clause (f) above; (28) costs incurred in the removal, abatement or other treatment of any asbestos or other Hazardous Materials present in the Building or the Common Facilities as of the date hereof; and (29) any costs or expenses attributable to any buildings in the Industrial Center other than the Building and/or attributable to any parking serving such buildings and/or attributable to any tenants or occupants of such buildings.

          Notwithstanding anything to the contrary contained in this Lease, the term “Complex Operating Costs” shall include the cost of alterations, repairs, replacements and/or improvements, whether structural or non-structural, and all tools and equipment related thereto, whether leased or purchased; provided that if in accordance with generally accepted accounting principles (consistently applied) any of the costs referred to in this paragraph are required to be capitalized, then such costs shall not be included in Complex Operating Costs unless they (I) are required by any law enacted or first applicable after the date of this Lease (whether such law so enacted or first applicable is a new requirement or a modification of an existing law), or (II) are intended to reduce expenses that would otherwise be included in Complex Operating Costs, in which event the cost of such capital improvement or item satisfying the requirements hereof shall be amortized or depreciated and included in Complex Operating Costs over the useful life of the item in question, as reasonably determined by Landlord, together with interest thereon at an annual rate equal to the Prime Rate plus two percent (2%).

          Tenant or its usual auditors of its normal books and records (provided same are certified public accountants) in each case at Tenant’s expense, shall have the right to examine those portions of Landlord’s records (the “Records”) which are reasonably required to verify the accuracy of any amounts shown on any Operating Costs Statement provided Tenant shall notify Landlord of its desire to so examine such records within one hundred eighty (180) days next following rendition to Tenant of such Operating Costs Statement. Upon Tenant’s timely request, Landlord shall make such Records available and any such examination shall be conducted at the office of Landlord’s accountants or at such other reasonable place designated by Landlord during normal office hours. Tenant acknowledges and agrees that not more than three (3) of its employees or three (3) persons employed by such auditors shall be entitled to entry to the offices of Landlord at any one time for the purposes of such review and inspection. Tenant hereby recognizes the confidential, privileged and proprietary nature of such Records and the information and data contained therein, as well as any compromise, settlement or adjustment reached between Landlord and Tenant relating to the results of such examination, and Tenant covenants and agrees for itself, and its employees, agents and representatives (including, but not limited to, such auditors, and any attorneys or consultants retained by Tenant as hereinafter provided), that such books, Records, information, data, compromise, settlement and adjustment will be held in the strictest confidence and not be divulged, disclosed or revealed to any other person except (x) to the extent required by law, court order or directive of any governmental authority or (y) to such auditors or any attorneys retained by Tenant or consultants retained by Tenant in connection with any action or proceeding between Landlord and Tenant as to Complex Operating Costs or any Operating Costs Statement and no examination of any such Records shall be permitted unless and until such auditors, attorneys and consultants affirmatively agree and consent to be bound by the provisions of this Section 4.4. Tenant agrees that the foregoing provisions of this Section 4.4 are of material importance to Landlord and that any violation thereof shall result in immediate harm to Landlord and Landlord shall have all rights allowed by law or equity if Tenant, its employees, agents, and representatives (including, but not limited to, such auditors, attorneys or consultants) violate the terms of this Section 4.4. Tenant shall indemnify and hold Landlord harmless of and from all loss, cost, damage, liability and expense (including, but not limited to reasonable counsel fees and disbursements) arising from a breach of the foregoing obligations of Tenant or any of its employees, agents and representatives (including but not limited to, such auditors, attorneys or consultants). This obligation of Tenant and its employees, agents and representatives (including, but not limited to, any such auditors, attorneys or consultants) shall survive the expiration or sooner term of the Lease Term.

          In the event that Tenant, after having reasonable opportunity to examine the Records (but in no event more than ninety (90) days from the date on which the Records are made available to Tenant), shall disagree with the applicable Operating Costs Statement, then Tenant may send a written notice (“Tenant’s Statement”) to Landlord of such disagreement, specifying in reasonable detail the basis for Tenant’s disagreement and the specific amount which Tenant believes is due. If Tenant fails to send Tenant’s Statement to Landlord within such ninety (90) day period, then the Operating Costs Statement shall be conclusive and binding upon Tenant. In all instances, Tenant, pending the resolution of any contest pursuant to the terms hereof, shall continue to pay all sums as determined to be due in the first instance by such Operating Costs Statement at the time the same are otherwise due and payable under the provisions in this Lease, subject to adjustment upon the resolution of any dispute pursuant to the last sentence of this paragraph. Landlord and Tenant shall attempt to resolve such disagreement. If they are unable to do so within thirty (30) days following delivery of Tenant’s Statement, and provided that the amount of the payment Tenant claims is due varies from the amount of the payment Landlord claims is due by more than five percent (5%), then Landlord and Tenant shall agree upon a certified public accountant (the “Arbiter”) whose determination made in accordance with this paragraph shall be binding upon the parties; it being understood that if the amount of the payment Tenant claims is due does not vary from the amount of the payment Landlord claims is due by more than five percent (5%), then Tenant shall have no right to protest such amount and shall pay the amount that Landlord claims is due to the extent not theretofore paid. The cost of the Arbiter shall be borne equally by Landlord and Tenant. The Arbiter shall be a member of an independent certified public accounting firm having at least three (3) accounting professionals and having at least fifteen (15) years of experience in commercial real estate accounting. In the event that Landlord and Tenant shall be unable to agree upon the designation of the Arbiter within thirty (30) days after receipt of notice from the other party requesting agreement as to the designation of the Arbiter, which notice shall contain the names and addresses of two or more certified public accountants who are acceptable to the party sending such notice (any one of whom, if acceptable to the party receiving such notice as shall be evidenced by notice given by the receiving party to the other party within such thirty (30) day period, shall be the agreed upon Arbiter), then either party shall have the right to request the American Arbitration Association (the “AAA”) (or any organization which is the successor thereto) to designate as the Arbiter a certified public accountant whose determination made in accordance with this paragraph shall be conclusive and binding upon the parties, and the cost charged by the AAA (or any organization which is the successor thereto), for designating such Arbiter, shall be shared equally by Landlord and Tenant. The Arbiter shall determine the issue and render its decision as promptly as practicable choosing either Landlord’s or Tenant’s determination as to the amount of Tenant’s Pro-Rata Share of Complex Operating Costs due and payable to Landlord. Landlord and Tenant hereby agree that any determination made by an Arbiter designated pursuant to this paragraph shall not exceed the amount(s) as determined to be due in the first instance by the Operating Costs Statement, nor shall such determination be less than the amount(s) claimed to be due by Tenant in Tenant’s Statement, and that any determination which does not comply with the foregoing shall be null and void and not binding on the parties. In rendering such determination such Arbiter shall not add to, subtract from or otherwise modify the provisions of this Lease, including the immediately preceding sentence. Upon the resolution of such contest, any suitable adjustments to the amounts due on account of Tenant’s Pro-Rata Share of Complex Operating Costs shall be made, with any appropriate refund to be made by Landlord to Tenant within thirty (30) days after the resolution of such contest if required thereby.

          Section 4.5. Net Lease. It is the intention of the parties that the rent payable hereunder shall be absolutely net to Landlord, so that this Lease shall yield to Landlord the net annual basic minimum rent specified herein during the term of this Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises shall be paid by Tenant and shall be deemed to be and shall become Additional Rent hereunder whether or not the same be designated as such.

          Section 4.6. Utility Service Charges. Tenant shall pay all utility charges in accordance with the provisions of Article 8.

          Section 4.7. Taxes. Commencing with the Commencement Date and continuing thereafter during the term of this Lease, Tenant agrees to pay to Landlord on the first day of each month, in advance, and without deduction or set-off, Tenant’s Pro-rata Share of Real Estate Taxes. Tenant’s initial monthly charge for Real Estate Taxes shall be based on Landlord’s estimate of Real Estate Taxes, written notice of which charge for the initial tax year (as that term is hereinafter defined) shall be furnished to Tenant at or around the Commencement Date. Such monthly charge may be periodically adjusted by Landlord to more accurately reflect Tenant’s Pro-rata Share of Real Estate Taxes.

          Within ninety (90) days of receipt of the tax bills for each tax year, Landlord shall mail to Tenant a statement (which shall include a copy of the tax bill for the tax year in question) setting forth the Real Estate Taxes and the amount of Tenant’s Pro-rata Share of Real Estate Taxes. Tenant’s Pro-rata Share of Real Estate Taxes paid or payable for each tax year during the Lease Term shall be adjusted between Landlord and Tenant, each party hereby agreeing to pay to the other, within thirty (30) days of the mailing of the aforesaid statement to Tenant, such amount as may be necessary to effect Tenant’s Pro-rata Share of Real Estate Taxes based upon actual amounts due. The term “tax year” as used herein shall mean the twelve-month period established as the real estate tax year by the taxing authorities having jurisdiction over the Industrial Center. Landlord’s failure to render a statement pursuant to this Section 4.7 with respect for any tax year shall not prejudice Landlord’s right to recover any sums due to Landlord hereunder with respect to such tax year, nor shall it deprive Tenant of any credit to which it otherwise might be entitled with respect to such tax year pursuant to the provisions of this Section 4.7; however, Landlord shall submit a statement with respect to each tax year within one (1) year after the end of any such tax year, otherwise, Landlord shall be precluded from thereafter collecting any sums as a result of Real Estate Taxes with respect to such tax year.

          Should Tenant’s obligation for the payment of Real Estate Taxes pursuant to this Lease originate or terminate for less than a full tax year, Tenant’s liability for Real Estate Taxes shall be subject to a pro rata adjustment based on the number of months of said tax year for which Tenant’s obligation to pay Real Estate Taxes is in effect.

          Tenant shall pay promptly when due all taxes directly or indirectly imposed or assessed on Tenant’s business operations, machinery, equipment, improvements, inventory and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Industrial Center as a single entity. In the event that such taxes are imposed or assessed against Landlord or the Industrial Center, Landlord, upon request, shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions.

          Landlord, upon timely request of Tenant, will, from time to time, make appropriate protest of any proposed real estate tax assessment for any fiscal tax year subsequent to the fiscal tax year commencing July 1, 2012 and ending June 30, 2013, or will institute proceedings seeking to reduce any such assessment and use reasonable efforts to effect a reduction of such proposed assessment, provided, however, that (i) as a condition of Landlord’s obligation to make such protest or institute such proceedings, Tenant shall agree, in writing, to bear the entire cost of such protest or proceedings, including reasonable counsel fees, and to pay such cost to Landlord, within thirty (30) days after demand, as Additional Rent, and (ii) the method or manner or conducting such protest or proceedings, including this selection of counsel, shall be solely within the judgment of Landlord, and (iii) Landlord may cancel, discontinue or settle such protest or proceeding if, in Landlord’s reasonable judgment, such cancellation, discontinuation or settlement is deemed advisable.

          Section 4.8. Insurance Premiums. In addition to paying Tenant’s Pro-rata Share of Landlord’s insurance premiums as part of Tenant’s Pro-rata Share of Complex Operating Costs, Tenant agrees to pay, within thirty (30) days after demand, any increase in premiums that may be charged on insurance carried by Landlord resulting from Tenant’s use or occupancy of the Demised Premises or the Industrial Center (the “Insurance Premium Charge”). In determining whether increased premiums are the result of Tenant’s use or occupancy of the Demised Premises, a schedule or “make-up” rate of the organization issuing the fire insurance, extended coverage, vandalism and malicious mischief, special extended coverage or any all-risk insurance rates for the Demised Premises or Industrial Center or any rule books issued by the rating organization or similar bodies or rating procedures or rules of Landlord’s insurance companies shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the Demised Premises and the Industrial Center. If due to the Tenant’s failure to occupy and secure the Demised Premises, any such insurance shall be canceled by the insurance carrier, then Tenant shall indemnify and hold Landlord harmless against any loss which would have been covered by such insurance. Tenant also shall pay any increase in premiums on rent insurance as may be carried by Landlord for its protection against rent loss through fire or other casualty, if such increase shall result from Tenant’s specific manner of use or occupancy of the Demised Premises (as opposed to use of the Demised Premises for mere warehouse and general office purposes) or failure to occupy and secure the Demised Premises.

ARTICLE 5. TENANT’S WORK

          Section 5.1. Except as expressly set forth herein, Tenant shall not, without Landlord’s prior written approval, in each instance, make (i) structural changes or alterations in or to the Demised Premises of any nature, or (ii) changes or alterations which adversely affect the Building’s systems, which term shall include, without limitation, the Building’s utility, plumbing, ventilating, electrical, air conditioning or heating systems. Furthermore, Tenant shall not, without Landlord’s prior written approval in each instance (which approval shall not be unreasonably withheld, conditioned or delayed), make any non-structural changes or alterations to the Demised Premises, other than Decorative Work (as hereinafter defined). Prior to Tenant’s commencing the Initial Tenant’s Work described in Section 3.5 above, or any other work in the Demised Premises for which Landlord’s prior approval is required, Tenant shall submit to Landlord for Landlord’s written approval (which approval shall not be unreasonably withheld, conditioned or delayed for non-structural work which does not adversely affect any Building systems), complete drawings, plans and specifications (herein collectively referred to as “Tenant’s Plan”) for the improvements and installations to be made by Tenant (said Initial Tenant’s Work, together with all other work contemplated in this Article 5 is herein collectively referred to as “Tenant’s Work”). Tenant shall also submit to Landlord for Landlord’s written approval (which approval shall not be unreasonably withheld) a list of contractors and subcontractors for Tenant’s Work. Tenant’s Plan shall be fully detailed, shall show complete dimensions, shall not require any changes in the structure of the Building (except as expressly permitted pursuant hereto) and shall not be in violation of any laws, order, rules or regulations of any governmental department or bureau having jurisdiction of the premises. Notwithstanding the foregoing, Tenant may, without Landlord’s prior written approval, make (x) purely decorative changes to the Demised Premises, such as painting, wall covering, carpeting and installing moveable partitions, the total cost of which with respect any single construction project does not exceed $150,000, (y) move or install any electrical outlets or wiring within the Demised Premises, and (z) install, move, and reroute any computer and communications wiring and stations (as opposed to electrical wiring) within the Demised Premises (the alterations described in clauses (x), (y) and (z) above are referred to herein collectively as “Decorative Work”); provided in each case that (1) any electrical work shall be performed by an electrician licensed in the State of New Jersey, (2) no building or alteration permit is required to be obtained from any governmental authority and (3) Tenant shall give Landlord at least ten (10) days prior notice of Tenant’s intent to perform any such Decorative Work and include a reasonably detailed description of the work to be performed.

          Section 5.2. (A) Within ten (10) days after submission to Landlord of Tenant’s Plan, Landlord shall either approve same or shall set forth in writing the particulars in which Landlord does not approve same, in which latter case Tenant shall promptly return to Landlord appropriate corrections thereto. Such corrections shall be subject to Landlord’s approval not to be unreasonably withheld. If Landlord shall fail to respond within the aforementioned time period, Tenant shall have the right to give a second notice to Landlord stating that Landlord failed to respond to Tenant’s submission of such plans and specifications, and stating that in the event Landlord shall fail to approve Tenant’s Plan or respond with specific comments thereto within seven (7) business days after submission by Tenant to Landlord of such second notice, then Tenant’s request for approval of plans shall be deemed approved. If Landlord shall then fail to approve Tenant’s Plan or respond with specific comments thereto within such seven (7) business day period following the delivery of such second notice, such failure to respond shall be deemed Landlord’s approval, but only if (x) any such second notice by Tenant shall have contained a statement in bold print and capitalized letters at the top thereof that Landlord’s failure to approve Tenant’s Plan or respond with specific comments thereto within seven (7) business days shall be deemed approval by Landlord of such plans, and (y) Tenant shall have, when Tenant delivered such second notice, also (i) emailed a copy of the same to both Paul Cooper, at email address “pcooper@ghvny.com” and Louis Sheinker, at email address

“lsheinker@ghvny.com” (or to such other individuals as Landlord may have previously given written notice of to Tenant), and (ii) placed a phone call to Paul Cooper or Louis Sheinker at 516-hy693-5500 (or such other person who has been designated by Landlord in a written notice to Tenant) alerting him (or such other person) to the same. Tenant shall pay to Landlord, within thirty (30) days after being billed, all third party architect and engineering fees actually incurred by Landlord in connection with its review of Tenant’s Plan and/or insuring compliance therewith as well as a construction management fee of six (6%) percent of the aggregate amount of such structural work (or work affecting the Building Systems) as set forth in Tenant’s proposed budget for any such Tenant’s Work required to be supervised or monitored by Landlord. Notwithstanding the foregoing, Tenant shall not be required to pay the foregoing fees with respect to Initial Tenant’s Work, nor shall Tenant be required to pay the foregoing fees with respect to any subsequent Tenant’s Work supervised by the following contractors: Louis Garguilo and Company, Inc. or by Landlord’s structural or Building Systems engineers. Landlord shall advise Tenant if any of the foregoing contractors shall no longer be acceptable to Landlord and shall provide its reasons for such determination. Landlord shall designate in writing, at the same time that Landlord shall comment upon or otherwise approve Tenant’s Plans, (i) whether any alterations set forth on such plans and specifications shall be a “Specialty Alteration” (as hereinafter defined) and (ii) if the same shall be a Specialty Alteration, whether Tenant shall be required to remove the same upon the expiration or sooner termination of the Lease. If Landlord does not designate an alteration shown on such plans and specifications as a Specialty Alteration which Tenant shall have to remove, then Landlord shall not have the right to require Tenant to remove such alteration upon the expiration or earlier termination of the Lease Term or at any time thereafter. For purposes of this Lease, the term “Specialty Alterations” shall mean (i) alterations consisting of any mezzanines (other than the mezzanine to be installed as part of Initial Tenant’s Work), supplemental HVAC units (as opposed to the base Building HVAC system), kitchens, private interior staircases, executive or private bathrooms, raised computer floors, vaults, any steel plates or reinforcement installed by Tenant (including without limitation, in connection with libraries or file systems), dumbwaiters, pneumatic tubes, horizontal transportation systems, and any other alterations which are composed of substantial materials, including without limitation, steel or other metal, marble or other stone, cement, concrete or cinder block, which cannot be easily demolished at minimal cost, and (ii) alterations requiring the installation of any equipment outside of the Demised Premises and (iii) the installation of specialized cabling or wiring in excess of ordinary electrical, telecommunications and data wiring, which specialized cabling or wiring cannot easily be removed at minimal cost.

          (B) Landlord shall respond to Tenant’s request for approval of any contractors and/or subcontractors submitted by Tenant to Landlord with respect to the performance of the Initial Tenant’s Work within three (3) business days of the date on which (I) Tenant has submitted to Landlord the name(s) of such contractors and/or subcontractors accompanied by appropriate references and descriptions of comparable projects and (II) such references have adequately responded to Landlord’s reasonable inquiries, and if Landlord shall withhold its approval, it shall notify Tenant of its reasons therefor with reasonable specificity within such three (3) business day period. If Landlord shall fail to respond within such three (3) business day period, then Tenant shall have the right to give a second notice to Landlord stating that Landlord failed to respond to Tenant’s submission of the name(s) of such contractors and or subcontractors, and stating that in the event Landlord shall fail to approve such contractor and/or contractor within three (3) business days after submission by Tenant to Landlord of such second notice, then Tenant’s request for approval of such contractor and/or subcontractor shall be deemed approved. If Landlord shall then fail to approve Tenant’s submitted contractor and/or subcontractor within such three (3) business day period following the delivery of such second notice, such failure to respond shall be deemed Landlord’s approval, but only if (x) any such second notice by Tenant shall have contained a statement in bold print and capitalized letters at the top thereof that Landlord’s failure to approve Tenant’s submitted contractor and/or subcontractor within three (3) business days shall be deemed approval by Landlord of such contractor and/or subcontractor, and (y) Tenant shall have, when Tenant delivered such second notice, also (i) emailed a copy of the same to both Paul Cooper, at email address “pcooper@ghvny.com” and Louis Sheinker, at email address “lsheinker@ghvny.com” (or to such other individuals as Landlord may have previously given written notice of to Tenant), and (ii) placed a phone call to Paul Cooper or Louis Sheinker at 516-693-5500 (or such other person who has been designated by Landlord in a written notice to Tenant) alerting him (or such other person) to the same. Landlord hereby acknowledges that Louis Garguilo Company, Inc. is approved as a general contractor with respect to the Initial Tenant’s Work.

          Section 5.3. Tenant further agrees that Tenant shall not make any changes in Tenant’s Plan subsequent to approval by Landlord unless Landlord consents to such changes, which consent shall be granted or denied in accordance with this Article 5.

          Section 5.4. Following compliance by Tenant with its obligations under the foregoing subparagraphs and approval of Tenant’s Plan by Landlord, Tenant shall commence Tenant’s Work and it shall proceed diligently with same in a good and workmanlike manner using first-class materials in order to complete same within a reasonable period of time.

          Section 5.5. Tenant agrees that in the performance of Tenant’s Work (i) neither Tenant nor its agents or employees shall interfere with any work being done at the Industrial Center by other tenants or occupants thereof or by Landlord and its contractors, agents and employees, (ii) that, to the extent the same is required by any governmental authority, Tenant shall provide Landlord or such governmental authority with adequate security (in the form required by such governmental authority) to secure Tenant’s full and timely performance and completion of Tenant’s Work or any portion thereof, (iii) that Tenant shall comply with any reasonable rules and regulations proposed by Landlord, its agents, contractors or employees, (iv) that all personnel employed by Tenant shall be harmonious and compatible with the labor employed by Landlord in the Building, it being agreed that if in Landlord’s judgment the labor is incompatible with the labor employed by Landlord or construction labor employed by other tenants in the Industrial Center, Tenant shall immediately resolve such incompatibility, or upon Landlord’s demand immediately withdraw such labor from the premises, (v) that prior to commencing Tenant’s Work, Tenant shall procure and deliver to Landlord worker’s compensation, public liability, property damage and such other insurance policies, in such form and amounts as shall be reasonably acceptable to Landlord in connection with Tenant’s Work, and shall upon Landlord’s request cause Landlord, any mortgagee of the Industrial Center and such other entities as Landlord shall designate to be named as an insured thereunder, (vi) that

Tenant shall hold Landlord, its affiliates, any mortgagee of the Industrial Center and such other entities as Landlord shall reasonably designate harmless from and against any and all claims arising from or in connection with any act or omission (where there was a duty to act) of Tenant or its agents, contractors and employees, (viii) that Tenant’s Work shall be performed in accordance with the approved Tenant’s Plan and in compliance with the laws, orders, rules and regulations of any governmental department or bureau having jurisdiction over the Industrial Center and Tenant shall promptly correct any non-conforming work, and (vii) that Tenant shall promptly pay for Tenant’s Work.

          Section 5.6. Landlord, at no cost or expense or liability to Landlord, agrees to reasonably cooperate with Tenant, its architect and its contractors and, at Tenant’s sole cost and expense, join in any application by Tenant to the extent Landlord is required to be a party thereto for any permits, licenses, approvals and/or sign-offs for the performance of the Initial Tenant’s Work and Tenant’s contemplated expansion of the parking areas immediately adjacent to the Building (as more particularly described in Section 6.4 hereof), provided (i) Landlord is reasonably satisfied as to the factual contents of any such application and (ii) Tenant shall indemnify Landlord against any loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees, arising out of, or from, the execution by Landlord of any such application except to the extent such loss, cost, liability, damage or expense arises out of any improper acts or omissions of Landlord. The obligation of Tenant to indemnify Landlord as set forth in this Section 5.6 shall survive the expiration or sooner termination of this Lease.

          Section 5.7. All trade fixtures and equipment installed or used by Tenant in the Demised Premises shall be fully paid for by Tenant in cash (or leased) and shall not be subject to conditional bills of sale, chattel mortgage or other title retention agreements, unless the lender under such conditional bill of sale, chattel mortgage or other title retention interest shall in substance expressly acknowledge that its interest does not affect Landlord’s interest in the Demised Premises or the Industrial Center.

          Section 5.8. Notice is hereby given that the Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and that no mechanic’s or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of the Landlord in and to the Demised Premises or the Industrial Center.

          Section 5.9. Intentionally Omitted.

          Section 5.10. Landlord may, at any time and from time to time, upon reasonable advance notice to Tenant, in addition to any other right of access given to Landlord pursuant to the terms of this Lease, enter upon the Demised Premises with one or more engineers and/or architects of Landlord’s selection to determine the course and degree of completion of Tenant’s Work and its compliance with Tenant’s Plan and the terms and conditions of this Lease.

ARTICLE 6. USE OF THE PREMISES

          Section 6.1. Permitted Use. During the Lease Term the Demised Premises shall be used and occupied solely for the purposes set forth in Section 1.9 and for no other purposes without the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

          Section 6.2. Operation of Demised Premises.

          A. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business in the Demised Premises or any part thereof, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Without limiting the generality of the forgoing, Tenant (and not Landlord) shall be responsible at its own cost, expense and risk to obtain a certificate of occupancy for Tenant’s use and occupancy of the Demised Premises, it being agreed, however, that Landlord shall reasonably cooperate with Tenant’s obtaining any local permitting relating to Tenant’s use of the Demised Premises as herein contemplated, and Tenant shall pay Landlord’s out-of-pocket expenses paid or incurred in connection therewith.

          B. Tenant shall not at any time use or occupy the Demised Premises, or suffer or permit anyone to use or occupy the Demised Premises, or do anything to be done in, brought into or kept on the Demised Premises, which in any manner in the reasonable discretion of Landlord (a) violates the Certificate of Occupancy for the Demised Premises; (b) causes or is liable to cause injury to the Demised Premises or the Industrial Center or any equipment, facilities or systems therein; (c) constitutes a violation of the laws and requirements of any public authorities or the requirements of insurance bodies; (d) constitutes a legal nuisance, public or private; (e) makes unobtainable from reputable insurance companies authorized to do business in the State of New Jersey any fire insurance with extended coverage, or liability, elevator, boiler or other insurance at standard rates required to be furnished by Landlord under the terms of any mortgages covering the Demised Premises; (f) discharges objectionable fumes, vapors or odors into the Demised Premises and/or Industrial Center’s flues or vents or otherwise in such manner as may offend other tenants or occupants of the Industrial Center; or (g) is in violation of laws or any regulation of any governmental authority.

          C. Tenant, at Tenant’s expense, shall at all times cause all portions of the Demised Premises to be kept in a clean and safe condition, including, without limitation, the windows, doors and loading docks thereof, in a manner reasonably satisfactory to Landlord.

          D. Tenant covenants at all times to exterminate the Demised Premises at its own cost and expense.

          E. Tenant shall store all of Tenant’s refuse and rubbish in the Demised Premises enclosed areas and in sanitary containers and arrange for it to be removed from the Demised Premises at Tenant’s sole cost and expense. Landlord shall not be required to furnish any services or equipment for the removal of such refuse and rubbish. Tenant further agrees that the refuse and rubbish to be collected or disposed of from the Demised Premises shall be removed only in accordance with the present or future regulations reasonably established by Landlord. If the use of plastic bags for external refuse storage and disposal is unsatisfactory due to vandalism or other cause, Tenant will place refuse, at Landlord’s request, in metal containers.

          F. Tenant shall not place any item, merchandise, inventory, fixture or equipment within the Demised Premises which will have a weight in excess of the floor load of the Demised Premises.

          Section 6.3. Rules and Regulations. The rules and regulations set forth in Exhibit B are made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant’s failure to keep and observe the rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to reasonably amend or supplement said rules and regulations and to adopt and promulgate additional reasonable rules and regulations applicable to the Demised Premises and the Industrial Center. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees to comply with and observe all such amendments and supplements from and after the date of such notice. In the event of a conflict between the rules and regulations promulgated by Landlord and the terms of this Lease, the terms of this Lease shall govern. Any rule or regulation not enforced generally against other tenants of the Industrial Center who are openly and continuously violating the same shall not be enforced against Tenant.

          Section 6.4. Parking. Tenant shall have the right to use in accordance with other tenants at the Industrial Center, the parking areas located within the Industrial Center where designated on Exhibit A. In addition, Tenant shall have the right to the exclusive use of the parking areas immediately adjacent to the Building (containing not less than ninety parking spaces, subject to any requirements of law) and more particularly designated on Exhibit A for the parking of Tenant’s employee vehicles and Tenant’s trucks, subject however to the rights of the existing tenants of the Industrial Center to access and use the existing roadways that are Common Facilities, and with it understood that Landlord shall have no obligation to enforce such exclusivity or patrol such parking areas. Tenant shall not have the right to park its cars or trucks in any other areas of the Industrial Center except as set forth in the preceding two (2) sentences. Tenant has advised Landlord that Tenant intends to perform certain work in order to expand the parking areas immediately adjacent to the Building for Tenant’s exclusive use, which work is more specifically shown on the plan annexed hereto as Exhibit G. Landlord hereby consents, in concept only, to the performance of such work in the designated parking areas (which work shall otherwise comply with the terms and conditions of this Lease, including without limitation, Article 5) and Landlord agrees to pay for legal fees incurred in connection with services rendered by Louis Rago, Esq. relating to the initial expansion of Tenant’s parking area, with it understood that any further changes to Tenant’s parking areas or additional approvals with respect to such parking areas which may be required during the Lease Term shall be obtained by Tenant at its sole cost and expense and shall require the further consent of Landlord. Tenant further acknowledges that Landlord shall have no obligation to enforce such Tenant’s exclusive right to use any expanded portion of such parking areas nor shall Landlord be obligated to patrol such parking areas.

ARTICLE 7. COMMON FACILITIES.

          Section 7.1. Common Facilities Under Control of Landlord. The Common Facilities shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time, and provided that the visibility of and the access to the Demised Premises are not materially and adversely affected, to do any of the following: add, alter or construct upon any portion of the Industrial Center; change the area, level, location and arrangement of such parking areas and other facilities comprising the Common Facilities (other than the parking areas designated for Tenant’s exclusive use); do such things as in Landlord’s reasonable discretion may be necessary regarding said facilities; and make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Facilities. In the event of a conflict between such rules and regulations promulgated by Landlord and the terms of this Lease, the terms of this Lease shall govern. Any such rules and regulations not enforced against other tenants of the Industrial Center who are violating the same shall not be enforced against Tenant. Except as in this Lease specifically provided, Tenant shall have no right or interest in the Common Facilities. If the Common Facilities shall be changed or diminished in accordance with the terms hereof, Landlord shall not be subject to any liability to Tenant and Tenant shall not be entitled to any compensation or abatement of rent nor shall any change or diminution of such areas be deemed constructive or actual eviction. However, Landlord, in connection with the performance of any work permitted hereunder, shall use reasonable efforts to minimize interference with Tenant’s business without any obligation to utilize labor at overtime or other premium pay rates.

          Section 7.2. Industrial Center as Private Property. In order to establish that the Industrial Center, and any portion thereof is and will continue to remain private property, Landlord shall have the unrestricted right in Landlord’s sole discretion, but upon no less than two (2) business days’ prior notice, with respect to the entire Industrial Center and/or any portion thereof owned or controlled by Landlord, to close the same to the general public for one (1) non-business day in each calendar year and, in connection therewith, to seal off all entrances to the Industrial Center or any portion thereof.

ARTICLE 8. UTILITIES

          Section 8.1. Obtaining Utilities. Tenant shall make application for, arrange for and pay or cause to be paid and shall be solely responsible for all charges for utility services and shall indemnify Landlord and save it harmless against any liability or charges on account thereof. In the event any such utility charges are not paid by Tenant when due, Landlord may pay the same to the utility company or department furnishing the same and any amount so paid by Landlord shall be paid by Tenant as Additional Rent for the month next following such payment by Landlord.

          Section 8.2. Installation of Equipment by Tenant. Tenant further agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities. If Landlord approves the installation of any equipment to be installed by Tenant that would require additional utility facilities, the same shall be installed at Tenant’s expense in accordance with plans and specifications to be approved in writing by Landlord in accordance with Article 5 of this Lease. Any additional feeders or risers to supply Tenant’s additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers shall be installed by Tenant at its sole cost and expense.

          Section 8.3. Cessation of Utilities. Except as expressly provided in this Section 8.3, Landlord shall not be liable to Tenant for any damages should the furnishing of any utilities by any utility company be interrupted or required to be terminated because of necessary repairs or improvements or any cause beyond the control of Landlord, nor shall any such interruption or cessation relieve Tenant from the performance of any of Tenant’s covenants, conditions and agreements under this Lease. If (i) all or any substantial portion of the Demised Premises are rendered untenantable by reason of the fact that, solely as a result of Landlord’s gross negligence or willful misconduct (or the gross negligence or willful misconduct of its contractors or agents), electrical service to the Demised Premises are unavailable or inoperative, (ii) Tenant shall give to Landlord notice of such failure, interruption, cessation or reduction and such resulting untenantability, (iii) Landlord shall fail within ten (10) business days from the date Landlord receives Tenant’s notice of such failure of the aforesaid service and resulting untenantability to cause such matter to be resolved or cured or perform such maintenance or repair to the extent necessary to again render tenantable the Demised Premises or a portion thereof so previously rendered untenantable as hereinabove provided, and (iv) the Demised Premises or the applicable portion thereof as described above shall continue to be untenantable by reason of such inoperation or unavailability of such aforesaid service for the purposes for which the Demised Premises are leased, and (v) Tenant shall have vacated and shall not then using or occupying all or such portion of the Demised Premises so rendered untenantable, then, upon the occurrence of all the aforesaid events, as Tenant’s sole remedy therefor, commencing on the day after the expiration of such ten (10) business day period, the Minimum Rent, Tenant’s Pro Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Expenses shall abate until the Demised Premises, or such substantial portion thereof so previously rendered untenantable are rendered tenantable; with it understood that if less than substantially all of the Demised Premises are untenantable, then Tenant shall continue to pay Minimum Rent, Tenant’s Pro Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Expenses with respect to the tenantable portion of the Demised Premises based on the proportion that the rentable square feet of the tenantable portion of the Demised Premises bears to the total rentable square feet of the Demised Premises.

          Section 8.4. Demised Premises Heating and Air-Conditioning. Tenant agrees to operate any heating and air-conditioning servicing the Demised Premises at such temperatures during non-business hours to prevent the freezing of any pipes or plumbing facilities. Tenant agrees to keep in force a standard maintenance agreement, at the sole expense of Tenant, and to furnish a copy of such agreement to Landlord upon request. If Tenant does not provide such maintenance agreement, Landlord shall have the right to enter into such agreement on behalf of Tenant at Tenant’s sole cost and expense.

          Section 8.5. Electricity and other Meters. Tenant shall install, at its sole cost and expense, an electric meter to measure electricity and gas consumed at the Demised Premises and shall perform such other work as shall be necessary so that consumption of such utilities at the Demised Premises shall be measured separately. Tenant shall make its own arrangements with the utility company supplying the utilities for service. Tenant shall take good care of any meter which measures the consumption of utilities at the Demised Premises and all equipment installed in connection therewith, at Tenant’s sole cost and expense, and make all repairs thereto as and when necessary to insure that any such meter is, at all times during the Lease Term, in good working order. Tenant shall make all appropriate applications to the local utility companies at such times as shall be necessary to ensure that utilities are available at the Demised Premises, and shall pay all required deposits, connection fees and/or charges for meters within the applicable time period set by the local utility company. Tenant shall be solely responsible for and promptly pay all charges for heat, water, electricity, sewer rents or charges, and any other utility used or consumed in the Demised Premises or in providing heating and air-conditioning to the Demised Premises, including in each instance, all sales and other taxes applicable to the sale or supply of such utilities, said responsibility commencing on the earlier of the Commencement Date or the date Tenant takes possession of the Demised Premises for any reason other than the performance of Tenant’s Preparation Work.

          Section 8.6. Solar Panels. Tenant acknowledges that Landlord has installed solar panels and associated equipment (collectively, the “Solar Panels”) on the rooftop of, and within, the Demised Premises, which Tenant shall be permitted to connect to and use during the term of the Lease. Tenant shall pay to Landlord, as Additional Rent, the sum of $123,000.00 (the “Solar Panel Payment”), which represents the hook up fee for connection to the Solar Panels. Such sum shall be payable by Tenant in twelve (12) equal monthly installments of $10,250.00 at the same time as Tenant pays monthly installments of Minimum Rent, commencing on the Rent Commencement Date. Tenant expressly agrees that Landlord shall have no responsibility for the maintenance and repair of the Solar Panels. Landlord shall have no responsibility or liability with respect to the performance or lack thereof by all or any part of the Solar Panels. Any failure of the Solar Panels to perform as desired by Tenant shall not be deemed to constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or, except to the extent the same results from the gross negligence or willful misconduct of Landlord, it’s employees, agents or contractors, impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant’s business or otherwise. Tenant may use the Solar Panels solely for purposes of providing energy for Tenant’s use in the operation of Tenant’s business activities. Tenant shall have no right to use the Solar Panels for any other purpose. In the event Tenant elects to remove the Solar Panels during the Lease Term, Tenant shall advise Landlord of such election and, if Landlord notifies Tenant within twenty (20) days thereafter that Landlord desires to remove and retain the Solar Panels, then Landlord shall have the right to remove and retain the Solar Panels, at Landlord’s sole cost and expense, and dispose of the same. If Landlord does not timely exercises its right to remove and retain the Solar Panels, then Tenant may remove and dispose of the same. In no event, however, shall the removal of the Solar Panels in accordance with the terms of this Section vitiate Tenant’s obligation to pay Landlord the Solar Panel Payment in accordance with the terms hereof. Any removal of the Solar Panels by Tenant shall be performed at Tenant’s sole cost and expense, by a contractor approved by Landlord in Landlord’s reasonable discretion (with it understood that Landlord shall have the option to require that Tenant use a contractor designated by Landlord for the performance of said removal in order to prevent any roof warranty from being voided as a result of the removal of said panels). In no event shall Tenant be required to maintain and/or repair the Solar Panels if Tenant is not using them, except to the extent a repair is necessitated as a result of the gross negligence or willful misconduct of Tenant or its agents, employees or contractors. Notwithstanding anything in this Lease to the contrary (including, without limitation Section 19.1 of this Lease), if the Solar Panels have not been removed prior to the expiration or sooner termination of this Lease, then at such time Tenant shall surrender to Landlord the Solar Panels in their “as-is” condition; provided, however, that Tenant shall repair any damage thereto caused by Tenant.

ARTICLE 9. LIENS

          Section 9.1. Discharge of Lien. Tenant shall, prior to the commencement of any work upon the Demised Premises, do all things necessary to prevent the filing of any mechanics’ or other liens against the Industrial Center, the Demised Premises or any part thereof by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Demised Premises, or any part thereof, through or under Tenant. If any such lien or notice thereof shall at any time be filed against the Demised Premises, then Tenant shall either cause the same to be bonded or discharged of record within thirty (30) days after the date of filing of the same or, if Tenant, in Tenant’s discretion and in good faith, determines that such lien should be contested, furnish such security as may be necessary or required, as determined by Landlord, to prevent any enforcement or foreclosure proceedings against the Demised Premises during the pendency of such contest. If Tenant shall fail to bond or discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of Landlord resulting from such default, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien in such manner as is, or may be, prescribed by law. Tenant shall repay to Landlord, as Additional Rent, all sums disbursed or deposited by Landlord pursuant to the foregoing provisions of this Section 9.1, including interest and the costs, expenses and reasonable attorneys’ fees incurred by Landlord in connection therewith.

ARTICLE 10. MAINTENANCE, REPAIR AND ALTERATIONS

          Section 10.1. Landlord and Tenant Repair. Landlord will make necessary repairs to the Common Facilities and structural repairs to the Building’s roof and roof membrane, foundation and exterior walls, excepting any work done by Tenant or by Landlord for Tenant; provided, however, that in each case Tenant shall have given Landlord prior written notice of the necessity of such repairs (“Landlord’s Repairs”). The cost of all repairs made by Landlord shall be included in the Tenant’s Pro-rata Share of Complex Operating Costs pursuant to Paragraph

4.4 of this Lease. Landlord agrees that Landlord shall enforce any warranties in connection with repairs relating to the roof of the Building and the solar panels installed therein, provided that the same are not voided by the acts (including without limitation, the performance by Tenant of any Tenant’s Work), omissions (where there is a duty to act), or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees. If any Landlord’s Repair is required by reason of Tenant’s negligence or the negligence of any of its contractors, agents, invitees, delivery trucks, vendors, distributors, employees or other person using the Demised Premises with Tenant’s consent, express or implied, or Tenant’s failure to perform any of its obligations under this Lease, then Landlord may, at its option, make such repair and Tenant shall pay to Landlord, as Additional Rent, within thirty (30) days after demand, the reasonable cost of such repairs plus interest from the date of such repair by Landlord until such payment is made by Tenant to Landlord. Except as hereinbefore provided, Tenant covenants and agrees to keep and maintain in good working order, condition and repair the Demised Premises and every part thereof, including fixtures and equipment therein, the exterior and interior portions of all loading docks, drives leading to same, doors, door checks, security gates, windows, glass, all Building systems, including plumbing and sewage facilities within the Demised Premises (and the free flow of sewer lines therein) and all sprinkler, heating, air-conditioning, ventilation, mechanical, electrical and lighting systems and all fixtures, interior walls, floors and ceilings. Tenant shall accomplish any and all repairs, alterations, replacements and modifications at its own expense, using materials and labor of kind and quality equal to the original work. Landlord and Tenant’s obligations under this Section 10.1 shall be subject to the provisions of Section 14.2B and the so-called “waiver of subrogation” provisions referred to therein.

          Landlord agrees that in the event Landlord, in its reasonable judgment, estimates that the cost of any repairs which Landlord is required to make pursuant to this Section 10.1 shall cost $25,000.00 or more (any such repair estimated to exceed such threshold, a “Major Repair”), Landlord shall promptly advise Tenant of the same, and Tenant may elect, by notice given to Landlord no later than three (3) business days after Landlord’s notice of such Major Repair (“Tenant’s Bid Election Notice”), to have Landlord obtain at least three (3) competitive bids for the performance of such Major Repair. Landlord shall submit such bids to Tenant within five (5) business days of the giving of Tenant’s Bid Election Notice and Tenant may select the contractor to whom Tenant desires the Major Repair to be awarded by giving notice to Landlord (“Tenant’s Contractor Selection Notice”) within three (3) business days of Landlord’s submission of such bids to Tenant. In the event that Tenant fails to deliver a Tenant Bid Election Notice or a Tenant Contractor Selection Notice within the time frames set forth herein, or in the event Tenant delivers a notice to Landlord that Tenant will not elect to have the Major Repair competitively bid, then Landlord shall have the right to cause the Major Repair in question to be made by a contractor selected by Landlord in its sole discretion. In all instances, Tenant acknowledges that (i) Landlord shall not be liable for any damage or injury resulting from any delay in Landlord’s performance of any Major Repair occasioned as a result of Tenant’s election to require Landlord to obtain competitive bids pursuant to this paragraph, and (ii) for purposes of determining whether Tenant shall be entitled to afford itself of the abatement and so-called self-help rights set forth below in this Section 10.1, the delivery of Tenant’s Bid Election Notice or Tenant’s Contractor Selection Notice shall not be deemed to be a delivery by Tenant of notice to Landlord of its failure to make any Major Repair and any such resulting untenantability, nor shall Tenant be entitled to send any notice of failure to repair pursuant to said abatement and self-help provisions until such time as Tenant has either confirmed in writing to Landlord that Tenant will not require Landlord to obtain competitive bids in connection with the Major Repair in question, or, in the event Tenant sends a Tenant’s Bid Election Notice, until Landlord has either advised Tenant that the repair has been awarded to the contractor selected by Tenant or Landlord has failed to provide Tenant with the required bids within the five (5) business day period set forth herein.

          Subject to the last sentence of the immediately preceding paragraph, if (i) all or any substantial portion of the Demised Premises are rendered untenantable by reason of the fact that, solely as a result of Landlord’s failure to make repairs which are the obligation of Landlord pursuant to this Section 10.1, (ii) Tenant shall give to Landlord notice of such failure and such resulting untenantability, (iii) Landlord shall fail within ten (10) business days from the date Landlord receives Tenant’s notice of such failure and resulting untenantably to perform such maintenance or repair to the extent necessary to again render tenantable the Demised Premises or a portion thereof so previously rendered untenantable as hereinabove provided, and (iv) the Demised Premises or the applicable portion thereof as described above shall continue to be untenantable for the purposes for which the Demised Premises are leased by reason of such failure to make such repair, and (v) Tenant shall have vacated and shall not then using or occupying all or such portion of the Demised Premises so rendered untenantable, then, upon the occurrence of all the aforesaid events, as Tenant’s sole remedy therefor, commencing on the day after the expiration of such ten (10) business day period, the Minimum Rent, Tenant’s Pro Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Expenses shall abate until the Demised Premises, or such substantial portion thereof so previously rendered untenantable are rendered tenantable; with it understood that if less than substantially all of the Demised Premises are untenantable, then Tenant shall continue to pay Minimum Rent, Tenant’s Pro Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Expenses with respect to the tenantable portion of the Demised Premises based on the proportion that the rentable square feet of the tenantable portion of the Demised Premises bears to the total rentable square feet of the Demised Premises.

          Subject to the last sentence of the second paragraph of this Section 10.1, in the event that all of the following shall occur: (i) Landlord shall default in its obligations to make repairs in the Demised Premises, in accordance with the provisions of this Section 10.1, (ii) Tenant shall notify Landlord of the existence of such default, (iii) Landlord shall (x) fail to start to cure such default within thirty (30) days after said notice or shall fail thereafter to prosecute to completion with reasonable diligence the work necessary to cure such default or (y) fail to notify Tenant within thirty (30) days after said notice that Landlord is unable to start to cure such default because of inability to obtain materials, or as a result of any other force majeure event, and (iv) such default by Landlord shall adversely impact, to a material extent, the normal conduct of Tenant’s business in the Demised Premises or access to the Demised Premises, then, but only in all such events and subject to the provisions set forth in the following provisions of this paragraph, Tenant may take action solely within the Demised Premises, to the extent reasonably necessary to cure such Landlord default, provided that prior to taking such action Tenant shall give to Landlord notice that Landlord has defaulted in such obligations hereunder and that Tenant intends to make use of its self-help remedies under the provisions of this paragraph, and provided that no such action shall affect any portions of the Industrial Center outside of the Demised Premises. In the event Tenant cures any such default in accordance with the foregoing provisions of this paragraph, any reasonable out of pocket expenditures actually made by Tenant to cure such default plus interest shall be repaid by Landlord to Tenant (or at Landlord’s election credited against the next installment of Minimum Rent owing) within thirty (30) days after Tenant’s demand therefor provided that Tenant shall, at Landlord’s request, furnish to Landlord such documentation as Landlord shall reasonably request with respect to Tenant’s expenditures for such cure work.

          Except as provided herein, Landlord shall have no obligation to repair or maintain the Demised Premises, or any part thereof, or any Building system therein, including, without limitation, the plumbing, heating, electrical, air-conditioning or other mechanical installations therein.

          If any repairs required to be made by Tenant hereunder are not made within twenty (20) days after written notice delivered to Tenant by Landlord, or if such repairs are of a nature that they cannot be completed within twenty (20) days, then if Tenant, within such twenty (20) day period has not commenced such repair or having commenced such repairs, thereafter fails to diligently complete such repairs, then Landlord may, at its option, make such repairs without liability to Tenant for any loss or damage which may result to its inventory or business by reason of such repairs, and Tenant shall pay to Landlord, as Additional Rent, upon demand, the reasonable cost of such repairs plus interest from the date of payment by Landlord until repaid by Tenant.

          Section 10.2. Exterior Signage. Tenant shall not install or fix any sign on or to the exterior of the Demised Premises, nor place any vents, structure, building, improvement, sign or advertising device or obstruction of any type or kind upon the Common Facilities, without first obtaining Landlord’s written consent, which shall not be unreasonably withheld, conditioned or delayed if said signage complies with applicable codes, laws, ordinances, rules and regulations of all federal, state, county and municipal governments. If Tenant shall do any of the foregoing acts in contravention of this provision, then Landlord shall have the right to remove any such sign or item and restore the Demised Premises and/or the Common Facilities to the condition thereof prior to such act, and the cost of such removal and restoration shall be paid by Tenant as Additional Rent. Any signage approved for Tenant shall be installed, maintained and at the termination or expiration of this Lease removed by Tenant at Tenant’s sole cost, expense and risk.

          Section 10.3. Construction Standards. All construction work done by Tenant within the Demised Premises shall be performed in compliance with Article 5 hereof. If required by law or by any governmental authority, Tenant shall, at Tenant’s sole cost and expense, erect and install a temporary enclosure, subject to Landlord’s reasonable approval, which structure shall enclose all of the Demised Premises during construction therein, and which enclosure shall meet all state and local fire codes and Landlord’s insurance standards.

ARTICLE 11. ENTRY, INSPECTION, POSTING AND DISPLAY

          Section 11.1. Posting Notices. Tenant shall permit Landlord and any authorized representative of Landlord to enter the Demised Premises at all reasonable times during business hours upon at least 24 hours advance notice (with it understood that such notice may be given orally to Tenant or left at the Demised Premises notwithstanding the provisions of Article 24 and with it further understood that such notice shall not be required in the event of an emergency) for any of the following purposes: serving or posting or keeping posted thereon notices required by any law or which Landlord may reasonably deem necessary or appropriate for the protection of Landlord or its interest; inspecting the Demised Premises; inspecting the heating and air-conditioning service facilities and sprinkler facilities; any other reason that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or any applicable standards that may from time to time be established by all carriers of insurance on the Demised Premises, any Board of Underwriters, Rating Bureau or similar bodies or that Landlord may deem necessary to prevent waste, loss, damage, or deterioration to or in connection with the Demised Premises; exhibiting the Demised Premises to prospective purchasers and mortgagees and, during the final year of the Lease Term, to prospective lessees and tenants. Nothing herein shall imply any duty upon the part of Landlord to do any work which, under any provision of this Lease, Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a waiver of Tenant’s default in failing to perform the same. Landlord may, during the progress of any work on the Demised Premises and upon Tenant’s reasonable approval, keep and store upon the Demised Premises all necessary materials, tools and equipment without the same constituting a constructive eviction of Tenant in whole or in part, and the rents reserved shall not abate while said work is in progress by reason of loss or interruption of Tenant’s business or otherwise except as otherwise herein expressly provided. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of the performance of any work on the Demised Premises, or on account of bringing materials, supplies and equipment into or through the Demised Premises during the course of work on or in or under the Demised Premises, and the obligations of the Tenant under this Lease shall not thereby be affected in any manner whatsoever except as otherwise herein expressly provided However, Landlord, in connection with any entry upon the Demised Premises permitted hereunder or in the performance of any work permitted hereunder, shall use reasonable efforts to minimize interference with Tenant’s business without any obligation to utilize labor at overtime or other premium pay rates. Except in the event of an emergency, if Tenant shall make a representative available to Landlord at such times of any entry upon the Demised Premises as permitted hereunder, Tenant’s representative may accompany those entering the Demised Premises.

          Section 11.2. Landlord’s Easement. Tenant hereby grants to Landlord such licenses and easements in, over or under the Demised Premises or any portion or portions thereof as shall be reasonably required for the installation or maintenance of mains, conduits, pipes, ducts or other facilities to serve the Industrial Center, or any part thereof, including, but not by way of limitation, the premises of any other tenant or occupant; provided, however, that no exercise, occupancy under or enjoyment of any such license or easement shall result in the permanent unreasonable interference with Tenant’s use of the Demised Premises as contemplated by this Lease. If any such mains, conduits, pipes, ducts or other facilities shall be required to be run through or installed within the Demised Premises, then Landlord shall use reasonable efforts to locate the same within walls, raised flooring, hung ceilings, mechanical equipment rooms or available riser or shaft space within the Demised Premises so as not to reduce the usable area of the Demised Premises beyond a de minimis extent.

ARTICLE 12. LAWS AND INSURANCE STANDARDS

          Section 12.1. Tenant’s Compliance With Laws and Insurance Standards. Tenant shall, during the Lease Term and at Tenant’s sole cost and expense, promptly comply in every respect with the following: all codes, laws, ordinances, rules and regulations of all federal, state, county and municipal governments, including without limitation, all Environmental Laws (hereinafter defined) now in force or that may be enacted hereafter; all requirements of the American with Disabilities Act of 1990, as the same may be hereafter modified from time to time; all directions, rules and regulations of the fire marshal, health officer, building inspector, zoning official and/or other proper officers of the governmental agencies having jurisdiction over the Demised Premises; all carriers of insurance on the Demised Premises, any Board of Underwriters, Rating Bureau and any similar bodies, which are applicable to Tenant’s use and occupancy of the Demised Premises. Tenant shall, at Tenant’s sole cost and expense, make all changes to the Demised Premises which are or hereafter may be required in order to comply with the foregoing. Tenant expressly covenants and agrees to indemnify and save Landlord harmless from any penalties, damages or charges imposed for any violation of any and all laws, ordinances, rules or regulations or violations of the covenants herein expressed, whether occasioned by Tenant or any person upon the Demised Premises. Notwithstanding the foregoing, Tenant shall not be required to make any structural alterations to the Demised Premises in order to comply with any such legal requirements unless necessitated or occasioned, in whole or in part, by the acts (including without limitation, the performance by Tenant of any Tenant’s Work), omissions (where there is a duty to act), or negligence of Tenant or any person claiming through or under Tenant, or any of their servants, employees, contractors, agents, visitors or licensees, or by the manner of use or occupancy of the Demised Premises by Tenant or by any such person in contradistinction to the mere use of the Demised Premises for warehouse and general office use.

          Section 12.2. Tenant’s Use of Demised Premises Impaired. Tenant shall have no claim against Landlord for any damages should Tenant’s use and occupancy of the Demised Premises for the purpose set forth in this Lease be prohibited or substantially impaired by reason of any law, ordinance or regulation of federal, state, county or municipal governments or by reason of any act of any legal or governmental or other public authority.

ARTICLE 13. INDEMNIFICATION OF LANDLORD AND LIABILITY INSURANCE

          Section 13.1. Tenant Indemnity. Subject to the provisions of Section 14.2B, Tenant hereby indemnifies and agrees to defend and hold Landlord and its lenders, managing agents and its and their respective members, partners, affiliates, principals, shareholders, officers, directors, members, trustees, fiduciaries, servants, agents and employees free and harmless from and against all suits, causes of action, damages, liabilities, penalties, costs, charges, fees and expenses (including without limitation, reasonable attorneys’ fees and disbursements), including without limitation, any claim relating to loss of life, personal injury or property damage incurred in connection with or arising from (i) a breach by Tenant under this Lease or (ii) any occurrence in, upon, at or from the Demised Premises not resulting from the acts of Landlord or any of its agents, contractors, employees, or servants or (iii) the occupancy or use by Tenant of the Demised Premises or (iv) any act or omission (where there is a duty to act) by Tenant, its agents, contractors, employees, servants, invitees, licensees or concessionaires, whether or not occurring or resulting in damage or injury within the Demised Premises or upon the Common Facilities and whether or not any such act or omission constitutes a violation of law or this Lease; Tenant shall store its property in and shall occupy the Demised Premises and all other portions of the Industrial Center at its own risk; Landlord shall not be responsible or liable at any time for any loss or damage to Tenant’s merchandise, equipment, fixtures or other personal property of Tenant or to Tenant’s business (except to any loss or damage resulting from the gross negligence or willful misconduct of Landlord or any of its agents, contractors, employees, or servants); Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage to either the person or property of Tenant, or of those claiming by, through or under Tenant, that may be occasioned by or through the acts or omissions of persons occupying adjacent, connecting or adjoining premises; subject to Section 10.1, Landlord shall not be responsible or liable for any defect, latent or otherwise, in any building in the Industrial Center or in any of the equipment, machinery, utilities, appliances or apparatus therein; Landlord shall not be responsible or liable for any injury, loss or damage to any person or to any property of Tenant or other person caused by or resulting from bursting, breakage or leakage, steam or snow or ice, running, backing up, seepage, or the overflow of water or sewage in any part of the Industrial Center or for any injury or damage caused by or resulting from any defect or negligence in the occupancy, construction or use of any building in the Industrial Center, or machinery, apparatus or equipment therein or thereon; or by or from the acts of negligence of any occupant of the Industrial Center building. Providing Tenant has knowledge of same, Tenant shall give prompt notice to Landlord in case of fire or accidents in the Demised Premises or in the building of which the Demised Premises are a part and of defects therein or in any fixtures or equipment. Landlord shall in no event be liable for any damages arising from any act, omission or negligence of any other tenant at the Industrial Center. In case Landlord shall be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and shall pay all reasonable costs, expenses and attorney’s fees in connection therewith. The obligations of Tenant under this Section shall survive the termination of this Lease.

          Section 13.2. Tenant Liability Insurance. Tenant shall at all times during the Lease Term maintain in full force and effect the following insurance in standard form generally in use in the state in which the Industrial Center is located with insurance companies with an AM Best rating of A/VII or better (or a comparable rating in the event that the AM Best rating is no longer published) and authorized to do business in said state:

          (a) Commercial general liability insurance in the amount of at least Five Million Dollars ($5,000,000) per any occurrence resulting in bodily injury, personal injury or property damage and fire legal liability in the amount of at least $500,000 per occurrence.

          (b) Commercial Automobile Insurance covering all owned, non-owned and hired automobiles of Tenant including the loading and unloading of any automobile, truck or other vehicle with limits of liability not less than $5,000,000 combined single limit for bodily injury liability and property damage liability.

          (c) Tenant further agrees that any contractor Tenant hires to perform any alterations to the Demised Premises shall furnish Tenant with certificates showing evidence of comprehensive public liability and damage insurance in the amount of at least $3,000,000 plus required workmen’s compensation and employer’s liability insurance coverage to the extent required by law.

          (d) If Tenant uses, stores, handles, processes or disposes of Hazardous Materials in the ordinary course of its business, then Tenant shall maintain in full force and effect throughout the Term, Environmental Impairment Liability Insurance with limits of not less than Five Million Dollars ($5,000,000.00) naming Tenant as insured, and Landlord as an additional insured, and providing coverage for bodily injury, property damage or injury or damage of actual, alleged or threatened emission, discharge, dispersal, seepage, release or escape of Hazardous Materials, including any loss, cost or expense incurred as a result of any cleanup of Hazardous Materials or in the investigation, settlement or defense of any claim, suit, or proceedings against Landlord or its management company arising from Tenant’s use, storage, handling, processing or disposal of Hazardous Materials. This paragraph is not intended to limit or modify any of the prohibitions set forth in Article 26 in any way.

          The insurance and certificates required in subsections (a) through (c) above shall name Landlord (and any other parties requested by Landlord) as an additional insured for the full amount of the insurance herein required, contain a Primary and not Contributory Endorsement, and confirm that such policy contains waiver of subrogation requirements as set forth herein as well as a hold harmless agreement for Landlord’s benefit. With respect to each and every policy of such insurance and each renewal thereof, Tenant, at the beginning of the Lease Term and thereafter not less than thirty (30) days prior to the expiration of any such policy, shall furnish Landlord with a certificate of insurance executed by the insurer involved which shall contain, in addition to matters customarily set forth in such a certificate under standard insurance industry practices, an undertaking by the broker to give Landlord ten (10) days’ prior written notice of cancellations, nonrenewal or change in scope or amount of coverage of such policy. Tenant shall, at all times, maintain worker’s compensation and employer’s liability insurance to comply with the applicable laws of the state in which the Industrial Center is located.

          Section 13.3. Landlord Indemnity. Subject to Section 14.2B, Landlord hereby indemnifies and agrees to defend and hold Tenant and its and their members, partners, affiliates, principals, shareholders, officers, directors, members, trustees, fiduciaries, servants, agents and employees free and harmless from and against all suits, causes, actions, damages, liabilities, penalties, costs, charges, fees and expenses, including without limitation, reasonable attorneys’ fees and disbursements, in connection with a breach by Landlord under this Lease or with loss of life, personal injury or property damage arising from or out of all acts, failures, omissions (where there is a duty to act) or negligence of Landlord, its agents, employees or contractors in, upon, at or from the Demised Premises or Common Facilities. The obligations of Landlord under this Section shall survive the termination of this Lease.

          Section 13.4. Landlord Liability Insurance. During the Lease Term, Landlord, at its own expense, shall maintain comprehensive general public liability insurance against any claims upon Landlord arising from the ownership, operation or control of the Industrial Center with respect to bodily injury, death, property damage or other risks of similar nature with combined limits as Landlord deems appropriate, but in no event less than Five Million and 00/100 ($5,000,000) Dollars per occurrence.

          Section 13.5. No Consequential Damages. Notwithstanding anything to the contrary in this Lease, in any case in which Landlord or Tenant is liable in damages to the other by reason of breach of this Lease other than any liability of Tenant arising from a breach by Tenant of Articles 19 or 20 of this Lease (it being agreed however that Tenant shall not be liable for consequential damages for holding over beyond the expiration of the Lease Term for a period less than sixty (60) days), such damages shall consist solely of direct damages and in no event shall either party be obligated or liable to the other for consequential damages.

ARTICLE 14. FIRE INSURANCE, DAMAGE AND DESTRUCTION

          Section 14.1. Landlord Insurance. At all times during the Lease Term, Landlord shall maintain in effect with a responsible insurance company or companies with an AM Best rating of A or better (or a comparable rating in the event that the AM Best rating is no longer published), policies of insurance covering the Demised Premises, providing protection to the extent of not less than the full replacement cost of the building against all casualties included under standard insurance industry practices within the classification “All Risk”. Nothing in this Section shall prevent the taking out of policies of blanket insurance, which may cover real and/or personal property and improvements in addition to the Demised Premises; provided, however, that in all other respects each such policy shall comply with the other provisions of this Section 14.1.

          Section 14.2. Tenant Insurance. A. At all times during the Lease Term, Tenant shall pay all premiums for and maintain in effect, with a responsible insurance company or companies with an AM Best rating of A/VII or better (or a comparable rating in the event that the AM Best rating is no longer published) licensed to do business within the state in which the Industrial Center is located, policies of insurance for the benefit of Tenant, as follows:

          (a) Insurance covering Tenant’s trade fixtures, furniture, furnishings, equipment and other installations of Tenant not otherwise covered under Landlord’s insurance coverage as described in Section 14.1 above, providing protection to the extent of not less than the full replacement cost thereof against all casualties included under standard insurance industry practices within the classification “All Risk” (including terrorism, flood and earthquake) and insurance covering sprinkler leakage, unless Tenant’s insurance otherwise includes sprinkler leakage coverage.

          (b) Plate glass insurance covering the plate glass in the Demised Premises; provided, however, Tenant may satisfy this requirement by self-insuring and in the event of damage or destruction to said plate glass immediately replacing same.

          (c) Insurance covering the full replacement cost of any Tenant’s Work against all casualties included under standard insurance industry practices within the classification “All Risk” which insurance shall be maintained, and under no circumstances terminated by Tenant.

          (d) Such other insurance against such other hazards and in such amounts as may be customarily carried by tenants, owners and operators of similar properties as Landlord may reasonably require for its protection from time to time during the Lease Term.

          Tenant will furnish to Landlord, within five (5) days after Tenant receives notice of Landlord’s intention to deliver possession of the Demised Premises and prior to Tenant entering on the Demised Premises, certificates of insurance evidencing coverages required by this Lease. All policies required hereunder shall contain an endorsement providing that the insurer will not cancel, fail to renew or materially change the coverage of said policy or policies without first giving ten (10) days’ prior written notice thereof to the Landlord.

          B. Landlord and Tenant hereby grant to each other on behalf of any insurer providing the insurance to either of them described in Sections 14.1 and 14.2 covering the Demised Premises, improvements therein or contents thereof a waiver of any right of subrogation any such insurer of one party may acquire against the other by virtue of payment of any loss under such insurance. Landlord’s and Tenant’s insurance policies required hereunder shall contain an express waiver of subrogation to this effect. Notwithstanding anything in this Lease to the contrary, neither party shall be liable to the other and each party hereby releases the other, for the amount of such loss or damage to the releasing party’s property which is caused by fire or any of the risks enumerated in its policies or which would be covered by an “all risk” property casualty insurance policy based on the full replacement value thereof. If the release of either Landlord or Tenant, as set forth in the third sentence of this Subsection B, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released, but no action or rights shall be sought or enforced against such party unless and until all rights and remedies against the other’s insurer are exhausted and the other party shall be unable to collect such insurance proceeds. The provisions of this Subsection B shall also apply to each permitted assignee, if any, and each permitted subtenant, if any, at any time occupying the Demised Premises, or any part thereof

          Section 14.3. Landlord Repair. If the Demised Premises shall be damaged by any fire or casualty and Landlord shall not elect to cancel this Lease pursuant to the provisions of Section 14.4 or Tenant shall not elect to terminate this Lease pursuant to the provisions of

Section 14.7, Landlord shall repair the same with reasonably diligence. In no event shall Landlord be required to insure Tenant’s personal property, Tenant’s Work or any work performed by Landlord on Tenant’s behalf (other than Landlord’s Work) and Landlord shall have no obligation to repair or restore the same.

          Section 14.4. Lease Termination. If the Demised Premises should be Substantially Damaged (as such term is defined in Section 14.7) during the last two (2) years of the Lease Term or any renewal term thereof, then, or in any such event, Landlord may either elect to repair the damage or may cancel this Lease. Landlord shall give the Tenant written notice of its election to terminate or to continue the Lease within sixty (60) days after such event. In the event of termination, this Lease shall expire at the end of the calendar month in which such notice of termination is given and Tenant shall vacate and surrender the Demised Premises to the Landlord, unless within ten (10) business days following Landlord’s giving of such notice of termination, Tenant elects to exercise Tenant’s option to extend the Lease Term pursuant to Article 29 of this Lease for the next applicable Renewal Term. In the event of notice by Landlord that Landlord has elected to continue this Lease, Landlord and Tenant shall commence their respective obligations for repair as soon as is reasonably possible and prosecute the same to completion with all due diligence.

          Section 14.5. Rent Abatement. The Minimum Rent and payments on account of Real Estate Taxes and Complex Operating Costs shall be abated proportionately with the degree in which Tenant’s use of the Demised Premises is impaired, or the degree to which Tenant shall be deprived of reasonable means of access to the Demised Premises, during the period of any damage, repair or restoration provided for in this Article 14; provided that in the event Landlord elects to repair the damage insurable under Landlord’s policies, any abatement of rent shall end five (5) days after notice by Landlord to Tenant that the Demised Premises have been repaired. Tenant shall continue the operation of its business on the Demised Premises during any such period to the extent reasonably practicable from the standpoint of prudent business management. Except for the abatement of Minimum Rent and payments on account of Real Estate Taxes and Complex Operating Costs hereinabove provided, Tenant shall not be entitled to any compensation or damage for loss in the use of the whole or any part of the Demised Premises and/or any inconvenience or annoyance occasioned by any damage, destruction, repair or restoration.

          Section 14.6. Tenant Repairs. Unless this Lease is terminated by Landlord, Tenant shall repair, restore and refixture all parts of the Demised Premises not insured or required to be insured under Landlord’s insurance policy described in Section 14.1 in a manner, including, but not by way of limitation, all exterior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installations of personalty of Tenant. Unless this Lease is terminated by Landlord, the proceeds of all insurance carried by Tenant on its property and improvements shall be held in trust by Tenant for the purpose of said repair and replacement.

          Section 14.7. Tenant Termination Right. A. In the event (a) the Demised Premises shall be Substantially Damaged by fire or other casualty and Tenant shall be unable to use the affected portion of the Demised Premises as a result of such damage and (b) Landlord shall not exercise the right to terminate this Lease in accordance with the provisions of Section

14.4, then Landlord shall obtain from a reputable licensed architect, engineer or contractor (the “Estimator”) a determination as to the period of time reasonably required to repair the damage to the Demised Premises and shall deliver written evideiice of such determination to Tenant within sixty (60) days after such fire or casualty. In the event that the Estimator determines that such repair will reasonably require a period longer than the initial Casualty Restoration Period (as hereinafter defined) in question, then Landlord shall, within sixty (60) days after the date of such fire or casualty, give a notice to Tenant extending the initial Casualty Restoration Period to the date upon which the Estimator estimates that such repair to the Demised Premises shall be completed. In the event Landlord shall give such a notice extending the initial Casualty Restoration Period under this Subsection A, then, within thirty (30) days next following the giving of such notice, Tenant shall have the option to give to Landlord a five (5) days’ notice of termination of this Lease. The term “Casualty Restoration Period” shall mean (i) twelve (12) months after the date of such fire or other casualty if such fire or other casualty solely affects the Industrial Center and (ii) sixteen (16) months after the date of such fire or other casualty if such fire or other casualty affected the general area in which the Demised Premises is located (i.e. the Town of Morris Plains, New Jersey).

          B. In the event (a) the Demised Premises shall be Substantially Damaged by fire or other casualty and Tenant shall be unable to use the affected portion of the Demised Premises for the Permitted Use (set forth in Section 1.9) and (b) Landlord shall give Tenant notice of its election to continue the Lease rather than terminate same pursuant to Section 14.4, then, if such damage is not repaired within the Casualty Restoration Period, Tenant shall have the following options:

                    (i) to give to Landlord, within fifteen (15) days next following the expiration of the Casualty Restoration Period, a five (5) days’ notice of termination of this Lease, or

                    (ii) to extend the Casualty Restoration Period for a further period of two (2) months by notice given to Landlord within fifteen (15) days after the expiration of the initial Casualty Restoration Period. In the event Tenant shall have given such notice to Landlord extending the initial Casualty Restoration Period and if such damage shall not have been repaired by Landlord within any extended Casualty Restoration Period, Tenant shall have the options to (a) further extend the Casualty Restoration Period for further successive periods of two (2) months, by notice given to Landlord within fifteen (15) days after the expiration of any extended Casualty Restoration Period or (b) to give Landlord, within fifteen (15) days after the expiration of any such extended Casualty Restoration Period a five (5) days’ notice of termination of this Lease.

          C. Time is of the essence with respect to the giving by Tenant to Landlord of any notice in accordance with the provisions of Subsections A and B of this Section 14.7 and in the event that Tenant shall fail to give any such notice within the time periods set forth therein, Tenant shall be deemed to have given to Landlord a notice pursuant to subdivision (ii) of Subsection A of this Section 14.7 extending the Casualty Restoration Period provided, however, that any notice of termination given by Tenant pursuant to the provisions of Subsection A or B of this Section 14.7 beyond the period provided therein shall be void and of no force and effect.

          D. In the event that Tenant shall give to Landlord within the applicable time periods set forth in the foregoing provisions of this Section a notice of termination of this Lease, this Lease and the Lease Term shall come to an end and expire upon the expiration of the applicable time period in question with the same effect as if the date of expiration of said time period was the Expiration Date, the Minimum Rent, any payments on account of Real Estate Taxes and Complex Operating Costs shall be apportioned as of such date, and any prepaid portion of such sums for any period after such date shall be refunded by Landlord to Tenant.

          E. Nothing contained in the foregoing provisions of this Section 14.7 shall be deemed to affect the rights of Landlord to give to Tenant a notice of termination of this Lease in accordance with the provisions of Section 14.4.

          F. Owner agrees that in the event that the Demised Premises shall be Substantially Damaged by fire or other casualty and occurring in the Demised Premises and the affected portion shall be rendered untenantable by reason of damage during the last year of the Lease Term, then Tenant, at Tenant’s option, and as Tenant’s sole remedy with respect thereto, may give to Landlord, within thirty (30) days after such fire or other casualty a five (5) days’ notice of termination of this Lease and in the event such notice is given in accordance with the foregoing provisions of this sentence, this Lease and the Lease Term shall come to an end and expire upon the expiration of said five (5) days as if such date of expiration were the Expiration Date, the Minimum Rent, any payments on account of Real Estate Taxes and Complex Operating Costs shall be apportioned as of such date, and any prepaid portion of such sums for any period after such date shall be refunded by Landlord to Tenant.

          G. For purposes of this Section 14.7, the Demised Premises shall be deemed to be “Substantially Damaged” if (x) more than thirty-five (35%) percent of the Demised Premises shall be rendered untenantable, (y) more than fifty (50%) percent of the portion of the Demised Premises used by Tenant for general office purposes shall be rendered untenantable or (z) more than twenty (20%) percent of the portion of the Demised Premises used by Tenant for research and development shall be rendered untenantable.

ARTICLE 15. EMINENT DOMAIN

          Section 15.1. Entire Taking. In the event that the whole of the Demised Premises shall be taken under the power of eminent domain, this Lease shall thereupon terminate as of the date possession shall be so taken. Furthermore, in the event that all or any portion of the parking area designated for Tenant’s exclusive use (as more particularly identified in Section 6.4 of this Lease) is taken under the power of eminent domain, Landlord will use reasonable efforts to provide alternative parking for Tenant’s use in the parking areas adjacent to the buildings within the Industrial Center designated as 200 American Road, 300 American Road, and 400 American Road. In the event that (i) the entire parking area designated for Tenant’s exclusive use (as more particularly identified in Section 6.4 of this Lease) is taken under the power of eminent domain, and (ii) Landlord is unable to provide such alternative parking for Tenant’s use or, whether or not such alternative parking is available, Tenant is not permitted to occupy the Demised Premises pursuant to applicable law as a result of the taking of such parking area, then this Lease shall terminate as of the date possession of such parking area is taken.

          Section 15.2. Intentionally Deleted.

          Section 15.3. Partial Taking Demised Premises. In the event that a portion of the Demised Premises shall be taken under the power of eminent domain and the portion not so taken will not, in the reasonable business judgment of both Landlord and Tenant, be suitable for the operation of Tenant’s business notwithstanding Landlord’s performance of restoration as hereinafter set out in this Section, this Lease shall thereupon terminate as of the date possession of said portion is taken. In the event of any taking under the power of eminent domain which is not sufficiently extensive to render the Demised Premises unsuitable for the business of the Tenant, the provisions of this Lease shall remain in full force and effect, except that the Minimum Rent, Tenant’s Pro-Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Costs shall be reduced in the same proportion that the amount of Demised Premises taken bears to the original total Demised Premises immediately prior to such taking, and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the building in which the Demised Premises are located so as to constitute the portion of the building not taken a complete architectural unit, but Landlord shall not be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Demised Premises so taken. “Amount received by Landlord” shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagees for the value of the diminished fee, and after payment of all costs involved in collection including but not limited to attorneys fees. Tenant, at its own cost and expense, shall, with respect to all exterior signs, trade fixtures, equipment, display cases, furniture, furnishings and other installations of personality of Tenant, restore such part of the Demised Premises as is not taken to as near its former condition as the circumstances will permit.

          Section 15.4. Condemnation Award. In the event the Demised Premises or any part thereof shall be taken or condemned either permanently or temporarily for any public or quasipublic use or purpose by any competent authority in appropriate proceedings or by any right of eminent domain, the entire compensation award for both leasehold and reversion shall belong to the Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby expressly waives any claim and assigns to Landlord all its right, title and interest to any such award. However, Tenant shall be entitled to claim in such condemnation proceedings such award as may be allowed for relocation costs, improvements and betterments, fixtures and other equipment installed by it, but only to the extent that the same shall not reduce Landlord’s award and only if such award shall be in addition to the award for the land and building (or portion thereof) containing the Demised Premises. To the extent that the Tenant has a claim in condemnation proceedings, as aforesaid, Tenant may claim for condemnors, but not from Landlord, such compensation as may be recoverable by Tenant.

          Section 15.5. Rent Proration. If the Lease is terminated as provided in this Article 15, all rent and other charges shall be paid up to the date that possession is taken by public authority, and Landlord shall make refund of any rent and other charges paid by Tenant in advance and not yet earned.

          Section 15.6. Temporary Taking. Notwithstanding anything to the contrary in the foregoing provisions of this Article 15, the requisitioning of the Demised Premises or any part thereof by military or other public authority for purposes arising out of a temporary emergency or other temporary situation shall constitute a taking of the Demised Premises by eminent domain only when the use and occupancy by the requisitioning authority has continued for one hundred eighty (180) consecutive days. During such one hundred eighty (180) day period, and if this Lease is not terminated under the foregoing provisions of this Article 15, then for the duration of the use and occupancy of the Demised Premises by the requisitioning authority, the provisions of this Lease shall remain in full force and effect, except that the Minimum Rent, Tenant’s Pro-Rata Share of Real Estate Taxes and Tenant’s Pro-Rata Share of Complex Operating Costs shall be reduced in the same proportion that the amount of the Demised Premises requisitioned bears to the total Demised Premises, and Landlord shall be entitled to whatever compensation may be payable from the requisitioning authority.

ARTICLE 16. FINANCIAL INFORMATION; STATEMENT OF TENANT; AMENDMENT TO LEASE

          Section 16.1. Delivery of Information. Tenant shall, at any time and from time to time within twenty (20) days of written request by Landlord, deliver to Landlord any and all of the following:

          (a) Such financial information concerning Tenant and Tenant’s business operations as may reasonably be requested by a mortgagee or prospective mortgagee or purchaser of the Industrial Center or any part thereof.

          (b) An executed and acknowledged written declaration in recordable form, prepared by Landlord: (1) ratifying this Lease; (2) expressing the commencement and termination dates hereof; (3) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated and attached); (4) certifying that, to the extent of Tenant’s knowledge, and if the same be true, that all conditions under this Lease to be performed by Landlord have been satisfied; (5) certifying that, to Tenant’s knowledge, there are no known defenses or offsets against the enforcement of this Lease by the Landlord, or stating those claimed by Tenant; (6) stating the amount of advance rental if any (or none if such is the case), paid by Tenant; and (7) stating the date to which rental has been paid.

          (c) Use of Information. Any financial information delivered pursuant to Section 16.1(a) and any statement delivered pursuant to Section 16.1(b) may be relied upon by any mortgagee or prospective mortgagee or purchaser; provided, however, that any such financial information and any such statement shall be utilized only for bona fide business reasons related to such mortgage or purchase. Landlord agrees that, upon Tenant’s request, Landlord shall execute and deliver to Tenant a confidentiality agreement, reasonably acceptable to Landlord and Tenant, in connection with the delivery by Tenant of any financial information pursuant to Section 16.1(a).

ARTICLE 17. ASSIGNMENT, SUBLETTING AND HYPOTHECATION OF LEASE

          Section 17.1. Assignment and Subletting. Except as herein provided, including without limitation, pursuant to the provisions of Section 17.8 hereof, Tenant shall not, and shall not have the power to, transfer, assign, sublet, enter into license or concession agreements, change ownership, mortgage or hypothecate this Lease or Tenant’s interest in and to the Demised Premises without first procuring the written consent of Landlord, which consent may be withheld in Landlord’s sole and absolute discretion. Any attempted or purported transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation without Landlord’s written consent pursuant to this Section 17.1 or Section 17.2 shall be void and confer no rights upon any third person. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Nothing herein contained shall relieve Tenant or any Guarantor from its covenants and obligations for the term of this Lease. Tenant agrees to reimburse Landlord for Landlord’s reasonable attorney’s fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, license or concession agreement, change of ownership, mortgage or hypothecation of this Lease or Tenant’s interest in and to the Demised Premises.

          Section 17.2. Documentation Required. Each transfer, assignment, subletting, license, concession agreement, mortgage or hypothecation to which there has been consent shall be by an instrument in writing in form reasonably satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be. Each assignee shall agree in writing for the benefit of Landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant and accruing after the effective date of such assignment, including the payment of all amounts due or to become due under this Lease directly to Landlord. Each sublessee, licensee, concessionaire or mortgagee shall agree in writing for the benefit of Landlord herein to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant which are applicable to said sublease, license or other agreement, and that any such sublease, license or other agreement shall be subordinate and subject to the terms, covenants and conditions of this Lease. Failure to first obtain in writing Landlord’s consent or failure to comply with the provisions of this Section shall operate to prevent any such transfer, assignment, subletting, license, concession agreement or hypothecation from becoming effective.

          Section 17.3. Voting Control. In the event the Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of such corporation or the sale or other transfer of a controlling percentage of the corporate stock of Tenant shall constitute an assignment of this Lease for all purposes of this Article 17; provided, however, that any transfer by inheritance or by any transaction in Tenant’s stock or the stock of a corporation owning or controlling a majority of Tenant’s stock which occurs on a major security exchange shall not be considered an assignment hereunder. If an assignment is made as aforesaid, then Tenant shall so notify Landlord and Landlord shall have the right, at its option, to terminate this Lease upon ten (10) days’ notice to Tenant. The term “controlling percentage”, for the purpose of this Article 17, means the ownership of stock possessing, and of the right to exercise voting power of all classes of stock of such corporation issued, outstanding and entitled to vote for the election of directors, whether such ownership be direct or indirect ownership through ownership of stock possessing, and of the right to exercise, at least fifty-one percent (51%) of the total combined voting power of all classes of stock of another corporation or corporations.

          In the event Tenant is a partnership or entity other than a corporation, any dissolution, merger, consolidation or other reorganization of such partnership or entity or the sale or transfer of a controlling percentage of such partnership or entity shall constitute an assignment of this Lease for all purposes of this Article 17; provided, however, that any transfer by inheritance shall not be considered an assignment hereunder. If an assignment is made as aforesaid, then Tenant shall notify Landlord and Landlord shall have the right, at its option, to terminate this Lease upon ten (10) days’ notice to Tenant. The term “controlling percentage,” for the purpose of this Article 17 means the ownership of, and the right to exercise, at least fifty-one percent (51%) of the total combined voting rights of said partnership or entity, whether such ownership be direct or indirect.

          Section 17.4. Tenant Includes Approved Assignees and Subtenants. In the event that Landlord shall agree to any transfer of Tenant’s interest in this Lease pursuant to an assignment of this Lease, then the term “Tenant” shall thereafter be deemed to include, without further reference, the party to whom such interest is transferred. If the Lease be assigned or if the Demised Premises or any part thereof be occupied by anybody other than Tenant, then Landlord may collect rent from the assignee or, following a Default hereunder, from any other occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this provision or the acceptance of the assignee, subtenant or occupant as Tenant or as a release of Tenant from the further performance of the provisions on its part to be observed or performed herein. Notwithstanding any assignment or sublease, Tenant shall remain fully liable and shall not be released from performing any of the terms of this Lease.

          Section 17.5. Tenant Include Successors. All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors, subtenants, licensees, concessionaires and assigns of the named Tenant herein, except as expressly provided in this Article; and if there shall be more than one Tenant they shall all be bound jointly and severally by the terms, covenants, conditions and agreements herein and the word “Tenant” shall be deemed and taken to mean each and every person or party mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as aforesaid. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

          Section 17.6. Successor to Landlord Interest. The term “Landlord,” as used in this Lease, so far as covenants, conditions and agreements on the part of the said Landlord are concerned, shall be limited to mean the party executing this Lease as Landlord, its successors and assigns, and in the event of any transfer or transfers of the interest of Landlord in the Industrial Center, the said Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability with respect to the performance, from and after the date of such transfer or conveyance, of any covenants, conditions and agreements on the part of said Landlord contained in this Lease, provided that any amount then due and payable to Tenant by Landlord, or the then grantor, under any provisions of this Lease, shall be paid to Tenant. It is intended by Landlord and Tenant that the covenants, conditions and agreements contained in this Lease on the part of the Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership. The provisions of this Section 17.6 are subject to the provisions of Section 27.15 of this Lease.

          Section 17.7. Transfer Premium. A. If Landlord consents to any assignment of this Lease, or subletting of the Demised Premises or parts thereof (a “Transfer”) then, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord the Applicable Landlord’s Percentage (as defined below) of any Transfer Premium to be received by Tenant from such Transfer as provided herein.

          B. “Transfer Premium” shall mean all rent, additional rent or other consideration paid by any transferee in excess of the Minimum Rent, Tenant’s Pro-rata Share of Real Estate Taxes, and Tenant’s Pro-rata Share of Complex Operating Costs, all of which are payable by Tenant under this Lease (on a monthly basis during the Term, and prorated on a per rentable square foot basis, if less than all of the Demised Premises is transferred), after first deducting, to the extent actually incurred by Tenant, a reasonable brokerage commission, reasonable alterations expenses (including, without limitation, reasonable architectural and engineering fees) to prepare the space for the transferee’s occupancy, reasonable free rent or cash contributions to the transferee on account of improvements made to Demised Premises by transferee and reasonable attorneys’ fees in connection with consummating the transfer. If part of the consideration for such Transfer shall be payable other than in cash, Landlord’s share of such non-cash consideration shall be in the form as is reasonably satisfactory to Landlord.

          C. “Applicable Landlord’s Percentage” shall mean

          (i) until such date (such date, the “Payback Date”) as Landlord and Tenant have both recouped through receipt of the Transfer Premium the unamortized amounts (as of the commencement date of such Transfer) of the Conditionally Abated Rent and Tenant’s cost to perform the Initial Tenant’s Work, respectively, a fraction, expressed as a percentage, the (1) numerator of which is the total amount of the Conditionally Abated Rent and the (2) denominator of which is the sum of (X) Tenant’s total cost to perform the Initial Tenant’s Work and (Y) the total amount of the Conditionally Abated Rent; and

(ii) after the Payback Date, 50%.

          For purposes of determining the unamortized amount of the total Conditionally Abatement Rent and Tenant’s cost to perform the Initial Tenant’s Work, such amounts shall be amortized on a straight line basis over the initial Lease Term of sixteen (16) full Lease Years and seven (7) additional months, commencing on the Commencement Date.

          D. The Applicable Landlord’s Percentage of the Transfer Premium shall be paid promptly by Tenant upon Tenant’s receipt from time to time of periodic payments from such transferee or such other time as Tenant shall realize a Transfer Premium from such transferee.

          Section 17.8. Sublet Rights: A. (1) As long as Tenant is not in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed, then Landlord agrees not to unreasonably withhold Landlord’s prior consent to sublettings by Tenant of all or portions of the Demised Premises to not more than two (2) subtenants. Each such subletting shall be for undivided occupancy by the subtenant for that part of the Demised Premises affected thereby, for the use expressly permitted in this Lease, and at no time shall there be more than two (2) occupants in the Demised Premises, it being understood that any such occupant shall have a self-contained separately demised space with demising walls furnished and supplied by Tenant at Tenant’s expense;

          (2) Without Landlord’s prior consent, Tenant hall not list or otherwise publicly advertise the Demised Premises or any part thereof for subletting at a rental lower than the Minimum Rent then in effect under this Lease;

          (3) Prior to any proposed subletting, Tenant shall submit to Landlord a statement (the “Proposed Sublet Statement”) containing the name and address of the proposed subtenant, the nature of the proposed subtenant’s business and its current financial status, and all of the principal terms and conditions of the proposed subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof. Landlord shall respond to Tenant’s request for consent to any proposed subletting within twenty (20) days following Tenant’s delivery of a Proposed Sublet Statement meeting the requirements of this subdivision (3); and

          (4) Landlord may withhold consent to a proposed subletting if, (a) in Landlord’s reasonable judgment, the occupancy of the proposed subtenant will tend to impair the character or dignity of the Building, or (b) the proposed use of the Demised Premises is objectionable to Landlord; and

          (5) Any Sublease consented to by Landlord must conform to the information contained in the Proposed Sublet Statement and shall expressly provide that (a) the subtenant shall obtain the provisions in its insurance policies to the effect that such policies shall not be invalidated should the insured waive, in writing, prior to a loss, any or all right of recovery against any party for loss occasioned by fire or other casualty which is an insured risk under such policies, as set forth in Article 14, and (b) in the event of the termination, re-entry or dispossess of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under the sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset which accrued to such subtenant against Tenant, (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month’s rent unless such modification or prepayment was previously approved by Landlord, (iv) be bound by any covenant to undertake or complete any construction of the premises, or any portion thereof, demised by such sublease and (v) be bound by any obligation to make any payment to or on behalf of the subtenant, except for services, repairs, maintenance and restoration provided for under the sublease to be performed after the date of such termination, re-entry or dispossess by Landlord under this Lease and to which Landlord is expressly required to perform under this Lease with respect to the subleased space at Landlord’s expense, it being expressly understood, however, that Landlord shall not be bound by any obligation to make payment to or on behalf of a subtenant with respect to construction performed by or on behalf of such subtenant in the subleased premises. Tenant shall reimburse Landlord on demand for any reasonable costs or expense that may be actually incurred by Landlord’s review of any Proposed Sublet Statement or in connection with any sublease consented to by Landlord, including, without limitation, any reasonable processing fee, reasonable attorneys’ fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant. Further, the provisions of Section 17.7 with respect to payment of a Transfer Premium shall apply to each and every subletting consented to by Landlord.

          B. Notwithstanding the foregoing provisions set forth in A hereof, Landlord shall have the following rights with respect to each proposed subletting by Tenant:

                    (1) in the event Tenant proposes to sublet all or substantially all of the Demised Premises for all or substantially all of the remainder of the Lease Term, Landlord, at Landlord’s option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord of the Proposed Sublet Statement, a notice terminating this Lease on the date (referred to as the “Earlier Termination Date”) immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and, in the event such notice is given, this Lease and the Lease Term shall come to an end and expire on the Earlier Termination Date with the same effect as if it were the Expiration Date, the Minimum Rent shall be apportioned as of said Earlier Termination Date and any prepaid portion of Minimum Rent and Additional Rent for any period after such date shall be refunded by Landlord to Tenant; or

          (2) In the event Tenant proposes to sublet all or substantially all of the Demised Premises for less than substantially all of the remainder of the Lease Term, Landlord, at Landlord’s option, may give to Tenant, within thirty (30) days after the submission by Tenant to Landlord, of the Proposed Sublet Statement required to be submitted in connection with such proposed subletting, a notice electing to recapture the portion of the Demised Premises proposed to be sublet as designated on a plan (the “Recapture Premises”) during the period (referred to as the “Recapture Period”) commencing on the date (referred to as “Recapture Date”) immediately prior to the proposed commencement date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and ending on the proposed expiration date of the term of the proposed subletting, as set forth in the Proposed Sublet Statement, and in the event such notice is given the following shall apply:

                    (a) Landlord shall, at Tenant’s cost, demised any such Recapture Premises prior to the commencement of the Recapture Period to the extent required by law and the Recapture Premises shall be recaptured by Landlord during the Recapture Period;

                    (b) Tenant shall surrender the Recapture Premises to Landlord on or prior to the Recapture Date in the same manner as if said Recapture Date were the Expiration Date;

                    (c) During the Recapture Period, Tenant shall have no rights with respect to the Recapture Premises nor any obligations with respect to the Recapture Premises, including, but not limited to, any obligations to pay Minimum Rent or Additional Rent, applicable to the Recapture Premises and any prepaid portion of Minimum Rent allocable to the Recapture Period for the Recapture Premises shall be applied by Landlord against any Minimum Rent or Additional Rent payable by Tenant with respect to the balance of the Demised Premises;

                    (d) There shall be an equitable apportionment of any Additional Rent pursuant to Article 4 for the Lease Year in which said Recapture Date shall occur;

                    (e) Upon the expiration of the Recapture Period, the Recapture Premises shall be restored to Tenant, in the condition which existed immediately prior to the Recapture Date, ordinary wear and tear excepted, and Tenant shall have all rights with respect to the Recapture Premises which are set forth in this Lease and all obligations with respect to the Recapture Premises which are set forth in this Lease, including, but not limited to, the obligations for the payment of Minimum Rent and Additional Rent (as they would have been adjusted if Tenant occupied the Recapture Premises during the Recapture Period) during the period (referred to as the “Recapture Restoration Period”) commencing on the date next following the expiration of the Recapture Period and ending on the Expiration Date, except in the event that Landlord is unable to give Tenant possession of the Recapture Premises at the expiration of the Recapture Period by reason of the holding over or retention of possession of any tenant or other occupant, in which event (x) the Recapture Restoration Period shall not commence and the Recapture Premises shall not be deemed available for Tenant’s occupancy and Tenant shall not be required to comply with the obligations of Tenant under this Lease until the date upon which Landlord shall give Tenant possession of the Recapture Premises free of occupancies, (y) neither the Expiration Date nor the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby, and (z) Tenant waives any rights to rescind this Lease and to recover any damages which may result from the failure by Landlord to deliver possession of the Recapture Premises at the end of the Recapture Period; Landlord agrees to institute, within thirty (30) days after the expiration of the Recapture Period, possession proceedings against any tenants and occupants who have not so vacated and surrendered all or any portions of the Recapture Premises and agrees to prosecute such proceedings with reasonable diligence; and

                    (f) There shall be an equitable apportionment of any Additional Rent pursuant to Article 4 for the Lease Year in which the Recapture Restoration Period shall commence.

At the request of Landlord, Tenant shall execute and deliver an instrument or instruments, in form and substance reasonably satisfactory to Landlord, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provisions hereof; however, neither Landlord’s failure to request any such instrument nor Tenant’s failure to execute or deliver any such instrument shall vitiate the effect of the foregoing provisions of this Section. The failure by Landlord to exercise any option under this Section with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the premises affected thereby or any other portion of the Demised Premises. Tenant shall indemnify Landlord from all loss, cost, liability, damage and expense, including, but not limited to, reasonable counsel fees and disbursements, arising from any claims against Landlord by any broker or other person, for a brokerage commission or other similar compensation in connection with any such proposed subletting, in the event (a) Landlord shall (i) fail or refuse to consent to any proposed subletting, or (ii) exercise any of its options under this Section, or (b) any proposed subletting shall fail to be consummated for any reason whatsoever.

          Section 17.9. Merger/Consolidation/Asset or Stock Sale. A. Notwithstanding anything contained in this Article 17 to the contrary, as long as Tenant is not in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed, Tenant shall have the right, without the prior consent of Landlord, to assign Tenant’s interest in this Lease to any person, corporation, partnership, or other business entity which is a successor of Tenant, either by (i) merger or consolidation or (ii) the purchase of all or substantially all of the (x) assets or stock or other equity interests of Tenant, and (y) business and goodwill of Tenant, provided that said person, corporation, partnership or other business entity which shall be Tenant following such merger, consolidation or asset purchase or Tenant following the transfer of stock or equity interests, as the case may be, (the “Proposed Assignee”) shall have a tangible net worth, as determined in accordance with generally accepted accounting principles consistently applied following the consummation of such transaction, at least equal to the that of Tenant named hereunder as of the date of this Lease (such required net worth, the “Required Net Worth”) and provided further that such Proposed Assignee shall continue to use the Demised Premises solely for the Permitted Use and the interest of Tenant in this Lease is not the sole asset of Tenant named herein so that such assignment shall be for a bona fide business purpose and shall not be intended to circumvent the restrictions on assignment set forth in this Lease. At the time of said proposed assignment, Tenant shall deliver to Landlord a reasonably detailed statement of the financial condition of the aforesaid Proposed Assignee, prepared in accordance with generally accepted accounting principles applied on a consistent basis, sworn to by an executive officer or principal or partner of Tenant and the Proposed Assignee. In addition, Tenant will provide evidence reasonably satisfactory to Landlord illustrating the financial condition of the aforesaid Proposed Assignee after taking into account the consummation of the assignment of this Lease and any other transactions related thereto. Notwithstanding anything contained in this Section to the contrary, such assignment shall not be valid if the Proposed Assignee shall not have a tangible net worth following the consummation of such transaction, consisting of assets and liabilities in types and amounts reasonably satisfactory to Landlord, at least equal to the Required Net Worth or the interest of Tenant named herein in this Lease is the sole or principal asset of Tenant named herein so as such assignment is not made for a bona fide business purpose. Furthermore, no such assignment in connection with an asset sale shall be valid, unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord (I) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord duly executed by Tenant, acknowledged before a notary public, in which Tenant shall (a) waive Tenant’s right to receive all notices of default given to the assignee and all other notices of every kind or description, now or hereafter provided in this Lease, by statute or by rule of law; (b) acknowledge that Tenant’s obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment; (ii) any amendment or modification of this Lease (whether or not the obligations of the tenant under the Lease are increased thereby, but with it understood provided the Proposed Assignee is not a subsidiary or affiliate of Tenant then Tenant shall not be bound by such amendments consummated after such transaction to the extent the same increase the tenant’s obligations or liabilities); (iii) any further assignment or transfer of the tenant’s interest in this Lease; (iv) any exercise, non-exercise or waiver by Landlord of any right, remedy, power or privilege under or with respect to this Lease; (v) any waiver, consent, extension, indulgence or other act or omission with respect to any of the obligations of Tenant under this Lease; (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance; and (c) expressly waive and surrender any then existing defense to its liability thereunder; it being the purpose and intent of Landlord and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances; and (II) an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the Proposed Assignee, acknowledged before a notary public, in which such Proposed Assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant’s part to be performed. In addition, no such assignment in connection with a merger, consolidation or sale of stock or other equity interests in Tenant shall be valid unless within ten (10) business days after the consummation thereof, Tenant shall deliver to Landlord (xx) a copy of the certificate of merger or consolidation which was filed in the relevant jurisdiction if required by law, in the event the assignment was in connection with a merger or consolidation, or (yy) a statement identifying the purchaser(s) of the stock or other equity interests in Tenant, in the event the assignment was in connection with a sale of the stock or other equity interests in Tenant. The provisions of Section 17.7 relating to assignment consideration shall not be applicable to any proposed assignment of this Lease made in accordance with the provisions of this Section 17.9. Landlord agrees that in the event Tenant is unable to effectuate an assignment of this Lease without the prior consent of Landlord pursuant to the foregoing provisions of this Section 17.9 because the Proposed Assignee does not have a tangible net worth at least equal to the Required Net Worth, then Landlord agrees that Landlord will not unreasonably withhold its consent to an assignment of the Lease to the Proposed Assignee. The rights of Tenant set forth in this Section 17.9 are personal to Coty US LLC (the Tenant named herein) and any Coty Successor. The term “Coty Successor” means a corporation, partnership or other business entity into or with which Coty US LLC (the Tenant named herein) is merged or consolidated or to which substantially all of the assets, stock or equity interests of Coty US LLC (the Tenant named herein) are transferred; provided such corporation, partnership or other business entity results from any such transaction permitted without Landlord’s prior written consent pursuant to the terms, covenants and conditions of this Section 17.9.

          Section 17.10. Subsidiaries/Affiliates. A. Notwithstanding anything contained in this Article 17 to the contrary, as long as Tenant is not in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed, Tenant shall have the right, without the prior consent of Landlord, to assign its interest in this Lease, for the use permitted in this Lease, to any subsidiary or affiliate of Tenant named herein, and only for such period as it shall remain a subsidiary or affiliate of Tenant named herein. For the purposes of this Article: (a) a “subsidiary” of Tenant named herein shall mean any corporation, partnership or other business entity not less than fifty-one (51%) percent of whose outstanding voting stock or other equity interest at the time shall be owned by Tenant, and (b) an “affiliate” of Tenant shall mean any corporation, partnership or other business entity which controls or is controlled by, or is under common control with Tenant. For the purpose of the definition of “affiliate” the word “control” (including, “controlled by” and “under common control with”) as used with respect to any corporation, partnership or other business entity, shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, partnership or other business entity, whether through the ownership of voting securities or contract. No such assignment shall be valid or effective unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord all of the following: (I) a duplicate original instrument of assignment, in form and substance satisfactory to Landlord, duly executed by Tenant, in which Tenant shall (a) waive Tenant’s right to receive all notices of default given to the assignee, and all other notices of every kind or description now or hereafter provided in this Lease, by statute or rule of law, and (b) acknowledge that Tenant’s obligations with respect to this Lease shall not be discharged, released or impaired by (i) such assignment, (ii) any amendment or modification of this Lease, whether or not the obligations of Tenant are increased thereby, (iii) any further assignment or transfer of Tenant’s interest in this Lease, (iv) any exercise, non-exercise or waiver by Landlord of any right, remedy, power or privilege under or with respect to this Lease, (v) any waiver, consent, extension, indulgence or other act or omission with respect to any other obligations of Tenant under this Lease, (vi) any act or thing which, but for the provisions of such assignment, might be deemed a legal or equitable discharge of a surety or assignor, to all of which Tenant shall consent in advance, and (c) expressly waive and surrender any then existing defense to its liability hereunder it being the purpose and intent of Landlord and Tenant that the obligations of Tenant hereunder as assignor shall be absolute and unconditional under any and all circumstances, and (II) an instrument, in form and substance satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume the observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed. The provisions of Section 17.7 relating to Landlord’s rights to assignment consideration shall not be applicable to any proposed assignment to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Subsection A of Section 17.10. The rights of Tenant set forth in this Subsection A of this Section 17.10 are personal to Coty US LLC (the Tenant named herein) and any Coty Successor.

          B. Notwithstanding anything contained in this Article 17 to the contrary, as long as Tenant is not then in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed, Tenant and any Coty Successor shall have the right, without the prior consent of Landlord, to sublet to, or permit the use or occupancy of, all or any part of the Demised Premises by any subsidiary or affiliate (as said terms are defined in Subsection A above) of Tenant for the Permitted Use provided that such subsidiary or affiliate shall remain a subsidiary or affiliate of Tenant. However, no such subletting shall be valid unless, prior to the execution thereof, Tenant shall give notice to Landlord of the proposed subletting, and within ten (10) days prior the commencement of said subletting, Tenant shall deliver to Landlord an agreement, in form and substance satisfactory to Landlord, duly executed by Tenant and said subtenant, in which said subtenant shall assume performance of and agree to be personally bound by, all of the terms, covenants and conditions of this Lease which are applicable to said subtenant and such subletting. Tenant shall give prompt notice to Landlord of any such use or occupancy of all or any part of the Demised Premises and such use or occupancy shall be subject and subordinate to all of the terms, covenants and conditions of this Lease. No such use or occupancy shall operate to vest in the user or occupant any right or interest in this Lease or the Demised Premises. The provisions of Section 17.7 relating to Landlord’s rights to the Transfer Premium and the provisions of Section 17.8 relating to Landlord’s recapture rights shall not be applicable to any proposed subletting to any such subsidiary or affiliate of Tenant pursuant to the provisions of this Subsection B of Section 17.10.

ARTICLE 18. INTENTIONALLY DELETED

ARTICLE 19. SURRENDER OF PREMISES

          Section 19.1. Upon the expiration or sooner termination of this Lease, Tenant shall surrender to Landlord the Demised Premises, including, without limitation, all carpeting, additions, alterations, improvements, apparatus and fixtures, in good and broom clean condition and repair, subject to reasonable wear and tear and damage by fire or casualty, and with any Specialty Alterations designated by Landlord pursuant to Article 5 removed as well as unattached moveable fixtures, equipment and furniture installed by Tenant and any other personal property of Tenant. Tenant shall have the right, throughout the Lease Term, to remove from the Demised Premises Tenant’s trade fixtures which are removable without material damage to the Demised Premises, with it understood that any trade fixtures remaining in the Demised Premises upon the expiration or sooner termination of this Lease shall become the property of Landlord. If Tenant fails to remove any of the items required to removed by Tenant upon the expiration or sooner termination of this Lease as aforesaid for any reason whatsoever, the same shall become the property of Landlord, and Landlord may thereafter, at Tenant’s sole cost and expense, cause such property to be removed from the Demised Premises. Landlord shall not in any manner or to any extent be obligated to reimburse Tenant for any property which becomes the property of Landlord as a result of such expiration or earlier termination nor shall Landlord’s retention or sale of such property waive any of Landlord’s rights with respect to any default by Tenant under the foregoing provisions of this Section. Tenant shall, at Tenant’s sole cost and expense, repair any damage to the Demised Premises or the Industrial Center resulting from any removal effectuated by Tenant in accordance with this Section 19.1.

ARTICLE 20. HOLDOVER BY TENANT

          Section 20.1. Rent In The Event Of Holdover. In the event that Tenant shall hold the Demised Premises after the expiration of the Lease Term without the express written consent of the Landlord, such holding shall be deemed to have created a tenancy from month to month terminable on thirty (30) days’ written notice by either party to the other, upon a monthly rental basis, and otherwise subject to all terms and provisions of this Article 20. Such monthly rental shall be: (x) for the first thirty (30) days after the expiration or sooner termination of this Lease, 125% of the monthly rental in effect immediately prior to such expiration or sooner termination; and (y) thereafter, the greater of (i) 150% of the monthly rental in effect immediately prior to the expiration of the Lease Term or (ii) fair rental, value.

          Section 20.2. Liability In The Event Of Holdover. If the Tenant fails to surrender the Demised Premises on or prior to the date which is sixty (60) days next following the termination of this Lease, then Tenant shall, in addition to any other liabilities to Landlord accruing therefrom, indemnify and hold Landlord harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded on such failure.

ARTICLE 21. ADDITIONAL CONSTRUCTION

          Section 21.1. Construction By Landlord. Landlord hereby reserves the right, at any time and from time to time, to make alterations or additions to the Industrial Center, and to construct other or add to other buildings or improvements in the Industrial Center; provided, however, that such alterations, additions and/or construction shall not unreasonably interfere with Tenant’s use of the Demised Premises as permitted hereunder, Tenant’s access to the Demised Premises or the rights granted to Tenant pursuant to Section 6.4 hereof, except when such work is necessitated by emergency or required by structural need.

          Section 21.2. Excavation. If an excavation shall be made upon land adjacent to the Demised Premises, then, Tenant shall permit the person authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as such person deems necessary to preserve the wall or the building of which the Demised Premises form a part from damage and to support the same by proper foundations and Tenant shall not be entitled to any claim for damages or indemnification against Landlord nor shall Tenant be entitled to an abatement of rent. Reasonable efforts shall be taken to preserve vehicular and personnel access during any such work. Nothing contained in this Section 21.2 shall preclude Tenant from making a claim for damages against any third party conducting such excavation to the extent that Tenant or the Demised Premises is damaged or the usable area of the Demised Premises is reduced by more than a de minimis amount as a result of any such work.

ARTICLE 22. DEFAULT; REMEDIES

          Section 22.1. Defaults, Conditional Limitation.

          (a) Each of the following events shall constitute a default under this Lease (each, a “Default”):

                    (i) If Tenant, or any guarantor of Tenant’s obligations hereunder (any such guarantor, a “Guarantor”), shall: (x) make an assignment for the benefit of creditors; or (y) file or acquiesce to a petition in any court (whether or not pursuant to any statute of the United States or of any State) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings; or (z) make an application in any such proceedings for or acquiesce to the appointment of a trustee or receiver for it or all of any portion of its property.

                    (ii) If any petition shall be filed against Tenant, or any Guarantor, to which neither of them acquiesce in any court (whether or not pursuant to any statute of the United States or any State) in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and: (x) Tenant or any Guarantor shall thereafter be adjudicated a bankrupt;, or (y) such petition shall be approved by any such court; or (z) such proceedings shall not be dismissed, discontinued or vacated within ninety (90) days.

                    (iii) If, in any proceeding, pursuant to the application of any Person other than Tenant, or any Guarantor to which neither of them acquiesce, a receiver or trustee shall be appointed for Tenant, or any Guarantor or for all or any portion of the property of either and such receivership or trusteeship shall not be set aside within ninety (90) days after such appointment.

                    (iv) If Tenant shall refuse to take possession of the Demised Premises upon the Commencement Date or shall abandon the Demised Premises.

                    (v) If Tenant shall fail to pay any Minimum or Additional Rent (collectively, “Rent”), or any other charge required to be paid by Tenant hereunder, when the same shall become due and payable, and such failure shall continue for ten (10) days after Landlord shall give notice of failure of Tenant to make such payment on the date such Rent was due and payable.

                    (vi) If Tenant shall fail to perform or observe any other requirement of this Lease to be performed or observed by Tenant but not specifically referred to in this Section, and such failure shall continue for thirty (30) days after Landlord shall give notice of the failure to Tenant, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days and Tenant shall not commence, promptly after receipt of such notice, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default.

          (b) This Lease is subject to the following limitation: If at any time, a Default shall occur, then upon the happening of any one or more of the aforementioned Defaults, Landlord may give to Tenant a notice of intention to end the Term of this Lease at the expiration of five (5) days from the date of service of such notice of termination. At the expiration of such five (5) days, this Lease and the Term as well as all of the right, title and interest of Tenant hereunder shall wholly cease and expire, and Tenant shall then quit and surrender the Demised Premises to Landlord. But notwithstanding such termination, surrender, and the expiration of Tenant’s right, title and interest, Tenant’s liability under all of the provisions of this Lease shall continue.

          Section 22.2. Landlord’s Re-Entry. In the event of a Default by Tenant hereunder, Landlord, or its agents or employees, may re-enter the Demised Premises at any time and remove therefrom Tenant, Tenant’s Agents, subtenants, and any licensees, concessionaires or invitees, together with any of its or their property, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise and, in connection therewith, Landlord may repossess and enjoy the Demised Premises. Landlord shall be entitled to the benefits of all provisions of law respecting the speedy recovery of lands and tenements held over by Tenant, or proceedings in forcible entry and detainer. Tenant waives any rights to the service of any notice of Landlord’s intention to re-enter provided for by any present or future law. Landlord shall not be liable in any way in connection with any action it takes pursuant to the foregoing. Notwithstanding any such re-entry, repossession, dispossession or removal, Tenant’s liability under all of the provisions of this Lease shall continue. No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless notice of such intention be given to Tenant or unless the termination thereof shall result as a matter of law or be decreed by a court of competent jurisdiction.

Notwithstanding any re-letting without termination, Landlord may at any time thereafter, elect to terminate this Lease for such previous breach.

          Section 22.3. Deficiency.

          (a) In case of re-entry, repossession or termination of this Lease, whether the same is the result of the institution of summary or other proceedings or not, Tenant shall remain liable (in addition to accrued liabilities) to the extent legally permissible for: (i) (x) the Rent, and all other charges provided for herein until the date this Lease would have expired (or, in the alternative, as liquidated damages, an amount equal to the Rent and such other charges) had such termination, re-entry or repossession not occurred; and (y) expenses to which Landlord may be put in re-entering the Demised Premises, repossessing the same, making good any Default of Tenant, painting, altering or dividing the Demised Premises, combining or placing the same in proper repair, protecting and preserving the same by placing therein watchmen and caretakers, reletting the same (including attorney’s fees and disbursements, marshal’s fees and broker’s fees, in so doing), and any expenses which Landlord may incur during the occupancy of any new tenant; minus (ii) the net proceeds of any re-letting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) hereinabove with respect to each month, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord’s right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to Landlord such sums as the court which has jurisdiction thereover may adjudge reasonable as attorneys’ fees with respect to any successful lawsuit or action instituted by Landlord to enforce the provisions hereof.

          (b) Landlord, at Landlord’s option, may re-let the whole or any part of said Demised Premises for the whole of the unexpired Term of this Lease, or longer, or from time to time for shorter period, for any rental then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as it may, in its sole and absolute discretion deem advisable. Landlord shall have no obligation to relet the Demised Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Demised Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Landlord, at Landlord’s option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Demised Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Tenant’s liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder.

          Section 22.4. Agreed Final Damages. If Landlord so elects, Tenant shall pay Landlord, on demand, as liquidated and agreed final damages, the Rent and all other charges which would have been payable by Tenant from the date of such demand to the date when this Lease would have expired if it had not been terminated as aforesaid, minus the fair rental value of the Demised Premises for the same period, discounted to present worth at the rate of four (4%) percent per annum.. Upon payment of such liquidated and agreed final damages, Tenant shall be under no further liability with respect to the period after the date of such demand.

          Section 22.5. Waiver of Right of Redemption. Tenant hereby expressly waives (to the extent legally permissible), for itself and all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation of this Lease under any present or future law in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Demised Premises as herein provided. In the event Landlord commences any action or proceeding for non-payment of Minimum Rent or any items of Additional Rent due hereunder, Tenant shall not interpose any counterclaim of any nature or description in any such action or proceeding. The foregoing, however, shall not be construed as a waiver of Tenant’s right to assert such claim in a separate action or proceeding instituted by Tenant.

          Section 22.6. Landlord’s Right to Perform for Account of Tenant. If Tenant shall be in Default hereunder, Landlord or any mortgagee may, at any time thereafter, cure said default for the account and at the expense of Tenant. Tenant shall pay, with interest at the maximum legal rate, on demand, to Landlord, the amount so paid, expended, or incurred by Landlord or any mortgagee and any expense of Landlord or any mortgagee including reasonable attorneys’ fees incurred in connection with such default plus administrative costs of Landlord or any mortgagee in an amount equal to ten (10%) percent of such costs and expenses, and all of the same shall be deemed to be Additional Rent.

          Section 22.7. Additional Remedies, Waivers, Etc. With respect to the rights and remedies of and waivers by Landlord: (a) the rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now and hereafter provided by law. Landlord may exercise such rights and remedies at such times, in such order, to such extent, and as often as Landlord deems advisable without regard to whether the exercise of one right or remedy precedes, concurs with or succeeds the exercise of another, (b) single or partial exercise of a right or remedy shall not preclude: (i) a further exercise thereof; or (ii) the exercise of another right or remedy, from time to time; (c) no delay or omission by Landlord in exercising a right or remedy shall exhaust or impair the same or constitute a waiver of, or acquiescence to a Default; (d) no waiver of a Default shall extend to or affect any other Default or impair any right or remedy with respect thereto; (e) no action or inaction by Landlord shall constitute a waiver of a Default; and (f) no waiver of a Default shall be effective, unless it is in writing.

          Section 22.8. Distraint. In addition to all other rights and remedies, if Tenant shall be in Default hereunder, Landlord shall, to the extent permitted by law, have a right of distress for Rent and a lien on all of Tenant’s fixtures, merchandise and equipment in the Demised Premises, as security for Rent and all other charges payable hereunder.

          Section 22.9. Miscellaneous.

          (a) No waiver of any covenant or condition or of the breach of any covenant or condition of this Lease shall be taken to constitute a waiver of any subsequent breach of such covenant or condition or to justify or authorize the non-observance on any other occasion of the same or of any other covenant or condition hereof, nor shall the acceptance of Minimum Rent or any item of Additional Rent by Landlord at any time when Tenant is in Default under any covenant or condition hereof be construed as a waiver of such Default or of Landlord’s right to terminate this Lease on account of such Default, nor shall any waiver or indulgence granted by Landlord to Tenant be taken as an estoppel against Landlord; it being expressly understood that if at any time Tenant shall be in Default in any of its covenants or conditions hereunder, an acceptance by Landlord of Minimum Rent or any item of Additional Rent during the continuance of such Default or the failure on the part of Landlord promptly to avail itself of such other rights or remedies as Landlord may have, shall not be construed as a waiver of such Default, but Landlord may at any time thereafter, if such Default continues, terminate this Lease on account of such Default in the manner herein provided.

          (b) In the event of any breach by Tenant of any of the terms and provisions of this Lease, Landlord shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

          (c) The rights and remedies herein reserved by, or granted to, Landlord are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice Landlord’s right to exercise any or all others.

          (d) Tenant hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment therein, shall bar Landlord from bringing any subsequent actions or proceedings from time to time.

          (e) Tenant hereby waives the benefit of any provisions of the applicable statute of limitations as a defense in any action for collection of rentals or other charges accrued under this Lease which may be filed by Landlord against Tenant.

          (f) If a Default shall occur hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, whether by a renewal option herein contained or by a separate agreement, Landlord may cancel such option or agreement for renewal or extension of this Lease, upon two (2) days’ notice to Tenant.

          (g) Wherever in this Lease, Landlord has reserved or is granted the right of “re-entry” into the Demised Premises, the use of such word is not intended, nor shall it be construed, to be limited to its technical legal meaning.

          (h) In the event that Landlord should bring suit for the possession of the Demised Premises, for the recovery of any sum due under this Lease, or because of the breach of any covenant of this Lease, or for any other relief against Tenant, declaratory or otherwise, or should Tenant bring any suit for any relief against Landlord, declaratory or otherwise, arising out of this Lease, then in either instance, the non-prevailing party shall pay the prevailing party’s costs, expenses and reasonable attorneys’ fees that such party may have incurred in connection therewith, which shall be enforceable whether or not such suit is prosecuted to judgment.

          (i) Any action, suit or proceeding relating to, arising out of or in connection with the terms, conditions and covenants of this Lease may be brought by Landlord against Tenant in the courts of the State in which the Industrial Center is located. Tenant hereby waives any objection to jurisdiction or venue in any proceeding before said courts. Nothing herein shall limit the right of Landlord to bring any action, suit or proceeding against Tenant in any other court of competent jurisdiction.

ARTICLE 23. NO WAIVER

          Section 23.1. No Waiver Except In Writing. Failure of Landlord or Tenant to insist upon the strict performance of any provisions hereof or of any rules and regulations promulgated hereunder or to exercise any option shall not be construed as a waiver for the future of any such provision or rule or option. The receipt by Landlord of any rent or other charge due hereunder with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by the Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent shall be deemed to be other than on account of the earliest rent then unpaid nor shall any endorsement or statement or any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease, and no waiver by Landlord in respect to one tenant shall constitute a waiver in favor of any other tenant in the Industrial Center.

ARTICLE 24. NOTICES

          Section 24.1. Addresses. Except as otherwise provided for herein, any notice, demand, request, consent, approval or other communication which either party hereto is required or desires to give, make, or communicate to the other shall be in writing and shall be given, made, or communicated by United States certified mail, or sent by nationally recognized courier service (e.g. Federal Express) providing dated evidence of receipt or refusal to accept delivery by the addressee, addressed, as follows:

In the case of Landlord, to:	c/o Lighthouse Real Estate Management, LLC
60 Hempstead Avenue, Suite 718
West Hempstead, NY 11552
Attention: Paul Cooper

with a copy to:	Marc J. Becker, Esq.

Goldfarb and Fleece LLP
345 Park Avenue, 33rd Floor
New York, New York 10154

In the case of Tenant,	Coty US LLC
prior to the Commencement Date to:	410 American Road
Morris Plains, New Jersey 07950
Attention: Mr. Ralph Macchio

In the case of Tenant,	The Demised Premises
after the Commencement Date to:	Attention: Mr. Ralph Macchio

In any case, with a copy to:	c/o Coty Inc.
Two Park Avenue
New York, New York 10016
Attention: General Counsel

, subject to the right of either party to designate a different address by notice similarly given, made or communicated, as the case may be, any such notice to be effective on (x) if mailed: the date the same was deposited in the United States mail as certified matter, with postage thereon fully prepaid or (y) if sent by nationally recognized courier: on the date when it shall have been delivered by such courier service or when delivery by such courier service was refused by the addressee. Refusal to accept delivery of any notice shall not limit or negate delivery of such notice or limit, negate or render ineffective any such notice. Notices hereunder from Landlord may be given by Landlord’s managing agent, if one exists, or by Landlord’s attorney. Notices hereunder from Tenant may be given by Tenant’s attorney. Notwithstanding the provisions of this Article 24, bills may be rendered by delivering them to Tenant as aforesaid but without providing a copy thereof to any other party.

ARTICLE 25. SUBORDINATION AND ATTORNMENT

          Section 25.1. Subordination. Subject to Landlord’s delivery of a subordination, non-disturbance and attornment agreement pursuant to the provisions of Section 25.4 of this Lease, this Lease and the rights of Tenant hereunder are and shall be automatically subordinate to the lien of any mortgage now or hereafter in force against the land and/or buildings of which the Demised Premises are a part against any buildings hereafter placed upon the land of which the Demised Premises are a part and to all advances made or hereafter to be made upon the security thereof, and to any and all extensions, renewals, modifications or replacements thereof (provided such mortgages are not made to an affiliate of Landlord), and to any ground or underlying lease of the land or buildings (provided such leases are not made by or to an affiliate of Landlord). Within ten (10) days of Landlord’s written request, Tenant shall execute any agreement reasonably required by any mortgagee or landlord, confirming the foregoing subordination of this Lease.

          Section 25.2. Attornment. Tenant shall, in the event of the sale or assignment of Landlord’s interest in the Building of which the Demised Premises form a part or in the event of any proceedings brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Demised Premises, attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

          Section 25.3. Mortgagee Protection Clause. Tenant agrees to give any mortgagee and/or trustees under any deed of trust or land under any ground lease, by registered or certified mail or via a nationally recognized overnight courier service, a copy of any notice of default served upon Landlord under this Lease which, if left uncured, will give rise to Tenant’s right to terminate this Lease, provided that prior to such notice Tenant has been notified, in writing, of the address of such mortgagees and/or trust deed holders and/or landlords. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagees and/or trust deed holders and/or landlords shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder and/or landlord has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

          Section 25.4. Non-Disturbance Agreement. Landlord hereby agrees, simultaneous with the execution and delivery of this Lease, to obtain from John Hancock Life Insurance Company, the holder of the presently existing mortgage affecting the Demised Premises, a subordination, non-disturbance and attornment agreement with Tenant (the “Hancock SNDA”), at no cost to Landlord, in the form attached hereto as Exhibit C. Landlord further agrees to obtain an executed and acknowledged subordination, non-disturbance and attornment agreement in a form substantially similar to the Hancock SNDA from any holder of any future mortgage or ground lease affecting the Demised Premises (a “Future Interest Holder SNDA”). In no event shall Landlord’s failure to cause any such future interest holder to execute, acknowledge and deliver to Tenant such Future Interest Holder SNDA constitute a default under this Lease. In any event, Tenant shall reimburse Landlord, within thirty (30) days after demand therefor, for Landlord’s out-of-pocket costs, including reasonable attorney’s fees and disbursements, incurred in connection with any of the efforts referred to in this Section 25.4.

ARTICLE 26. HAZARDOUS MATERIALS

          Section 26.1. Tenant shall not cause or permit any Hazardous Materials, as herein defined, to be brought upon, stored, treated, used, produced, generated, emitted, disposed, discharged, or released (collectively known as “handled” or “handle”) upon, about, above or beneath the Demised Premises or the Industrial Center. Notwithstanding the foregoing, (i) normal quantities of those Hazardous Materials customarily used in the conduct of Tenant’s normal business operations for the Permitted Use may be used and stored at the Demised

Premises without Landlord’s prior written consent, and (ii) in connection with the Permitted Use of the Demised Premises, Tenant shall be allowed to receive and send shipments of Hazardous Materials, but in all instances only in compliance with all applicable Environmental Laws, as defined herein and with the highest prevailing industry standards. These Hazardous Materials referred to in subdivisions (i) and (ii) of the preceding sentence shall be known as “Tenant’s Hazardous Materials” and shall be handled in accordance with all applicable federal, state and local laws, statutes, ordinances, regulations, codes, rulings, policies, requirements, orders and decrees including, but not limited to, the Resource Conservation Recovery Act of 1976 (42 U.S.C.. 6901 et seq.), as amended, and the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C.. 9601 et seq.), as amended (collectively known as “Environmental Laws”) relating to the industrial hygiene, environmental protection or the handling, use, analysis, generation, manufacture, storage, presence, disposal or transportation of Hazardous Materials, defined below. Tenant hereby agrees to pay the costs of all remediation and corrective measures made necessary or desirable in the event that Tenant shall breach the provisions of this Article. Tenant hereby indemnifies and agrees to defend and hold harmless, Landlord and its managing agent and its or their respective affiliates, principals, shareholders, officers, directors, partners, members, trustees, fiduciaries, servants, agents and employees from and against any and all liabilities, damages, suits, causes, actions, penalties, costs, charges, fees and expenses, including, without limitation, reasonable attorneys’ fees and disbursements, for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) or otherwise resulting from Tenant’s failure to comply with its obligations, duties and responsibilities under this Article. For purposes of this indemnity, Tenant shall have the burden of proof to establish any pre-existing environmental conditions affecting the Demised Premises by conducting an environmental audit of the property. Any acts or omissions of Tenant or its employees, agents, customers, invitees, sub-lessees, assignees, contractors or subcontractors (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant hereunder. Tenant agrees to execute affidavits, representations and the like from time to time at Landlord’s request conveying Tenant’s best knowledge and belief regarding the presence of Hazardous Materials in the Demised Premises.

          Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant’s use of the Demised Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the Demised Premises. Except as discharged in strict accordance and conformity with all applicable Environmental Laws, Tenant shall cause any and all Hazardous Materials to be removed from the Demised Premises and transported solely by duly licensed facilities for final disposal of such Hazardous Materials. Tenant shall in all respects handle any and all Hazardous Materials in, on, under or about the Demised Premises in complete conformity with all applicable Environmental Laws and prudent industry practice regarding the management of such Hazardous Materials. All reporting obligations to the extent imposed upon Tenant by Environmental Laws are solely the responsibility of Tenant. Upon expiration or termination of this Lease, Tenant shall cause all Tenant’s Hazardous Materials to be removed from the Demised Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Environmental Laws. Tenant shall not take any remedial action in response to the presence of Hazardous Materials in, on or about the Demised Premises or in the Industrial Center, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to or in any way connected with the Demised Premises or the Industrial Center without first notifying Landlord of Tenant’s intention to do so and affording Landlord thirty (30) days to appear, intervene or otherwise appropriately assert and protect Landlord’s interest with respect thereto. In addition, at Landlord’s request, at the expiration of the Lease Term, Tenant shall remove all tanks or fixtures which were placed on the Demised Premises during the Lease Term and which contain, have contained or are contaminated with, Hazardous Materials.

          Tenant shall immediately notify Landlord in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Environmental Laws; (b) any claim made or threatened by any person against Landlord or the Demised Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in, on or about the Demised Premises or in connection with any Hazardous Materials removed from the Demised Premises, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Demised Premises or Tenant’s use thereof. Upon written request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Environmental Law), Tenant shall promptly deliver to Landlord lists of Hazardous Materials removed or to be removed from the Demised Premises. All such lists shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Landlord.

          “Hazardous Materials” means: (a) any material or substance; (i) which is defined or becomes defined as a “hazardous substance,” “hazardous waste,” “infectious waste,” “chemical mixture or substance,” or “air pollutant” under Environmental Laws; (ii) containing asbestos, urea formaldehyde or polychlorinated biphenyls, (iii) which is oil or petroleum product, (iv) which is radioactive; or (b) any other material or substance displaying toxic, reactive ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by Environmental Laws; or (c) materials which cause a legal nuisance upon or waste to the Demised Premises or any portion of the Industrial Center.

          If any lender or governmental agency requires Landlord to test for a release of Hazardous Materials on the Demised Premises, or if Landlord elects to conduct tests for a release of Hazardous Materials on the Demised Premises because Landlord reasonably believes that Tenant may have violated an Environmental Law or the terms of this Article, and the results of any such testing concludes that Tenant has caused a violation of an Environmental Law, then Tenant shall, within thirty (30) days following Landlord’s demand, pay for all out of pocket costs incurred by Landlord in connection with such testing.

          Tenant agrees to clean its trucks in compliance with Environmental Laws such that any run off from the cleaning of Tenant’s trucks shall not spill into landscaped areas or drains.

          Tenant acknowledges that Landlord has made no representations to Tenant with respect to the compliance of the Demised Premises with Environmental Laws.

          Tenant shall execute and deliver to Landlord a completed questionnaire, in the form attached hereto as Exhibit D, immediately prior to the Commencement Date and, if applicable, immediately prior to the commencement of any renewal term and Tenant shall cooperate with Landlord in Landlord’s preparation of the questionnaire attached hereto as Exhibit E, immediately prior to the expiration of the Lease Term or Tenant’s surrender of possession of the Demised Premises, whichever is earlier.

          Tenant represents and warrants that, as of the date hereof, Tenant’s North American Industry Classification System (“NAICS”) code is 325620 and Tenant agrees that it will promptly advise Landlord of any change in Tenant’s NAICS code (or the NAICS code of any assignee or sublessee) during the Demised Term. Prior to any assignment of this Lease or subletting of any portion of the Demised Premises and prior to the expiration or sooner termination of this Lease or any sublease, Tenant, at its sole expense, will take all actions to comply with the New Jersey Industrial Site Recovery Act (“ISRA”), if applicable, or provide Landlord with reasonable evidence that ISRA is not applicable. Tenant will also provide Landlord with a duplicate original of the affidavit and any and all other information submitted to the New Jersey Department of Environmental Protection (“NJDEP”) in connection with such compliance, if applicable. Prior to the termination of this Lease and the cessation of all of Tenant’s operations therein, or cessation of industrial operations as defined by NJDEP, if ISRA is applicable, Tenant shall submit all required ISRA forms, reports, letters, and payments. Tenant shall provide draft copies of all ISRA submittals to Landlord for review prior to submission to regulatory agencies. If remediation is required in order to submit a Response Action Outcome Form, such remediation shall be performed by Tenant to standards required under ISRA. The Response Action Outcome Form shall be issued to Landlord subsequent to the end of the Demised Term and vacation of the Demised Premises by Tenant or in accordance with the schedule required by ISRA. If requested by Tenant at the time of execution of this Lease, Landlord will prepare all ISRA related documents, with it understood that all reasonable costs incurred by Landlord in connection therewith will be reimbursed by Tenant.

          Section 26.2. Landlord shall indemnify and hold harmless Tenant, its officers, directors and employees from all fines, suits, procedures, claims, damages, judgments and actions of every kind and all costs associated therewith (including reasonable attorneys’ and consultants’ fees) arising out of any Hazardous Materials existing in the Demised Premises in violation of any Environmental Law as of the Commencement Date and arising out of any deposit, spill, discharge or other release of Hazardous Materials in violation of any Environmental Law at or from the Demised Premises prior to the Commencement Date and, in any event, not caused by Tenant or its agents, invitees, employees or contractors. In the event that (x) Hazardous Materials are existing at the Demised Premises as of the Commencement Date or are deposited, spilled, discharged or otherwise released in violation of any Environmental Law in, at or from the Demised Premises by Landlord or its agents, invitees, employees or contractors and (y) as a result thereof, Tenant shall be unable to conduct its normal business operations in all or any portion of the Demised Premises and shall vacate the same, then the Minimum Rent and payments on account of Real Estate Taxes and Complex Operating Costs shall equitably and proportionally abate for the period commencing on the date on which Tenant shall have ceased its normal business operations in the Demised Premises and vacated the same (or such portion thereof) and ending on the earlier of (x) the date on which such existing Hazardous Materials are remediated or such deposit, spill, discharge or release of Hazardous Materials is remediated or (y) the date on which Tenant shall resume conduct of its normal business operations in the Demised Premises. Furthermore, in the event that Hazardous Materials are existing at the Demised Premises as of the Commencement Date or otherwise deposited, spilled, discharged or released in violation of any Environmental Law in, at or from the Demised Premises by a party other than Landlord, Tenant or their respective agents, invitees, employees or contractors, then Landlord and Tenant shall use commercially reasonable efforts to agree upon a remediation plan so as to minimize the effect of such deposit, spill, discharge or release on the conduct of Tenant’s normal business operations at the Demised Premises, which remediation plan shall be effectuated by Landlord at Landlord’s cost.

          Section 26.3. The obligations of Landlord and Tenant under this Article shall survive the termination of this Lease.

ARTICLE 27. MISCELLANEOUS PROVISIONS

          Section 27.1. Headings. The captions of the Articles and Sections of this Lease are for convenience only and shall not be considered or referred to in resolving questions of interpretation or construction.

          Section 27.2. Time of Essence. Time is of the essence with respect to the performance of each of the covenants and agreements under this Lease.

          Section 27.3. Construction of Lease. Parts of this Lease which are written or typed hereon control parts which are pretyped, but pretyped parts of this Lease which are superseded by written or typewritten parts may be utilized in the interpretation of such pretyped parts. Tenant declares that Tenant has read and understands all parts of this Lease, including all pretyped parts hereof. It is agreed that in the construction and interpretation of the terms of this Lease any rule of construction that a document is to be construed most strictly against the party who prepared the same shall not be applied, it being agreed that both parties hereto have participated in the preparation of the final form of this Lease.

          Section 27.4. Governing Law. This Lease and the enforcement hereof shall be governed by the laws of the state in which the Industrial Center is located.

          Section 27.5. Severability. If any provision of this Lease or any paragraph, sentence, clause, phrase or word appearing herein be judicially or administratively held invalid or unenforceable for any reason whatsoever, such holding shall not be deemed to affect, alter, modify or impair in any manner whatsoever any other term, provision, paragraph, sentence, clause, phrase or word appearing therein.

          Section 27.6. Interest Rate. Where under the terms of this Lease interest shall be provided for, such interest, unless a specific interest rate is set forth, shall be at a rate equal to the prime rate of JP Morgan Chase Manhattan Bank, or any successor thereto, plus five percent (5%), but in no event greater than the highest lawful rate of interest per annum permissible under the law of the state in which the Industrial Center is located, and shall accrue from the date when the same becomes due and payable by the terms and provisions hereof until paid and shall continue after any judgment until fully satisfied, to which shall be added reasonable attorneys’ fees and costs.

          Section 27.7. Consent of Landlord. Where, under the terms of this Lease, the consent of Landlord shall be required, such consent, unless otherwise provided for herein, may be arbitrarily withheld. If Tenant shall request Landlord’s consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant’s sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or where as a matter of law Landlord may not unreasonably withhold its consent.

          Section 27.8. Entire Agreement. This Lease and the exhibits, riders and/or addenda, if any, attached hereto contain all covenants and agreements between Landlord and Tenant relating in any manner to the rental, use and occupancy of the Demised Premises and the other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect, and the covenants and agreements of this Lease cannot be altered, changed, modified or added to, except in writing signed by Landlord and Tenant. No representation, inducement, understanding or anything of any nature whatsoever, made, stated or represented on Landlord’s behalf, either orally or in writing (except this Lease), has induced Tenant to enter into this Lease. The submission of this document for examination does not constitute an offer to lease, or a reservation of an option for the Demised Premises, and becomes effective only upon execution and delivery thereof by Landlord and Tenant.

          Section 27.9. Default Under Other Agreements. Any default by Tenant under any instrument, undertaking or agreement executed by Tenant in favor of or with Landlord relating to this Lease, or the tenancy created hereby, shall constitute a breach of this Lease and entitle Landlord to pursue each and all of its rights and remedies hereunder and at law.

          Section 27.10. Intentionally Omitted.

          Section 27.11. Brokerage Commission. Landlord and Tenant each represents and warrants to the other that Cassidy Turley New Jersey, Inc., CB Richard Ellis, Inc. and Lighthouse Real Estate Management (collectively, the “Broker”) are the sole brokers with whom such party has negotiated or otherwise dealt with in connection with this Lease. Landlord and Tenant shall each indemnify the other from all loss, cost, liability, damage and expenses, including, but not limited to, reasonable counsel fees and disbursements, arising from any breach of the foregoing representation and warranty. Landlord shall pay any commission or fee due and owing to the Broker in connection with this Lease pursuant to a separate agreement.

          Section 27.12. Relationship of Parties. Anything in this Lease to the contrary notwithstanding, it is agreed that Landlord shall in no event be deemed to be a partner or engaged in a joint venture with or any associate of Tenant, or any party associated with Tenant in the conduct of its business or otherwise, nor shall Landlord be liable for any debts incurred by Tenant in the conduct of its business. The relationship of Landlord and Tenant as established by this Lease is that of Landlord and Tenant. None of the language or terminology of this Lease shall be construed to create any other form of relationship between Landlord and Tenant.

          Section 27.13. No Recording of Lease. Tenant represents that it shall not record this Lease and acknowledges that such representation is a material term of this Lease.

          Section 27.14. Past Due Rent. If Landlord shall fail to receive, when the same is due and payable, any Minimum Rent, Additional Rent or other amounts or charges to be paid to Landlord by Tenant, as provided in this Lease, Tenant shall pay as Additional Rent interest thereon until fully paid, which shall continue after any judgment until fully satisfied, and if same is not paid within five (5) days of its due date Tenant shall pay as Additional Rent, a late charge equal to five percent (5%) of each installment past due to cover the administrative costs and expenses involved in administering delinquent accounts.

          Section 27.15. Limitation of Liability. Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and interest of the Landlord in the Building (and any rental proceeds allocable to the Building and any sale proceeds allocable to the Building), and subject to the prior rights of any mortgagee of the Industrial Center and subject to the rights of an independent third party under a leasehold interest of the Industrial Center or part thereof, if any, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of the Landlord or its managing agent, and its or their respective affiliates, principals, shareholders, officers, directors, partners, members, trustees, fiduciaries, servants, agents and employees, shall be subject to levy, execution or other procedures for the satisfaction of Tenant’s remedies. Notwithstanding anything to the contrary set forth in this Lease, in the event that Landlord intends to convey its interest in the Building at any time during the Lease Term, Landlord shall deliver to Tenant, no later than twenty-five (25) days prior to such conveyance, an estoppel certificate. In the event that (x) Tenant shall note in such estoppel certificate that Tenant has a claim against Landlord requiring the payment of money by Landlord in connection with a default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord, (y) such claim shall not be resolved to the reasonable satisfaction of Tenant prior to the consummation of the conveyance of the Building, and (z) Tenant shall commence an action with respect to such claim within forty-five (45) days after the later to occur of (i) the date of such conveyance and (ii) the date Landlord notifies Tenant of such conveyance, and as a result of such action, shall obtain a judgment, then in the event that such judgment is not satisfied by the prior landlord who had conveyed its interest in the Building, Tenant, as its sole remedy, may offset the amount of such judgment against Minimum Rent payable under this Lease. The parties agree that if Tenant fails to return the estoppel certificate, Tenant shall waive its offset rights pursuant to this Section 27.15..

          Section 27.16. OFAC List Representation. Tenant represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Landlord is restricted from doing business with (“OFAC List”). Notwithstanding anything to the contrary herein contained, Tenant shall not permit the Demised Premises or any portion thereof to be used, occupied or operated by or for the benefit of any person or entity that is on the OFAC List. Tenant shall provide documentary and other evidence of Tenant’s identity and ownership as may be reasonably requested by Landlord at any time to enable Landlord to verify Tenant’s identity or to comply with any Legal request. Tenant shall indemnify and hold Landlord harmless from and against all losses, damages, liabilities, cost and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that are incurred by Landlord and/or its affiliate that derive from a claim made by a third party against Landlord and/or its affiliates arising or alleged to arise from a misrepresentation made by Tenant hereunder or a breach of any covenant to be performed by Tenant hereunder.

ARTICLE 28. INTENTIONALLY DELETED

ARTICLE 29. TENANT’S RENEWAL OPTION

          Section 29.1. Tenant’s Renewal Option. A. Provided (i) Tenant is not then in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed; and (ii) Tenant and Tenant’s affiliates, in contradistinction to any subtenants or occupants, shall then be in occupancy of at least seventy-five (75%) of the Demised Premises, Tenant shall have the option to renew this Lease and the Demised Term for a first renewal term (referred to as the “Initial Renewal Term”) of five (5) years commencing on the date immediately following the Expiration Date and ending, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law, on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the first day of the First Renewal Term shall occur (the “First Renewal Expiration Date”). If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Lease Term shall be renewed for the Initial Renewal Term at a Minimum Rent equal to the fair market annual rental value of the Demised Premises as of the commencement date of the Initial Renewal Term as agreed by the parties or determined in accordance with the provisions of Section 39.03, but otherwise upon the same then executory terms, covenants and conditions as the original Demised Term, including without limitation the annual increases in Minimum Rent contemplated under Subsection B of Section 1.8.

                                        B. Provided (i) Tenant is not then in default (x) under any of the non-monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed beyond the applicable notice and grace periods set forth in this Lease or (y) under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed; and (ii) Tenant and Tenant’s affiliates, in contradistinction to any subtenants or occupants, shall then be in occupancy of at least seventy-five (75%) of the Demised Premises; and (iii) Tenant shall have exercised the option to lease the Demised Premises during the Initial Renewal Term pursuant to the provisions of Subsection A of this Section 29.1, Tenant shall have the option to renew this Lease and the Demised Term for a final renewal term (referred to as the “Final Renewal Term”) of five (5) years commencing on the date immediately following the First Renewal Expiration Date and ending, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law, on the last day of the calendar month in which the day immediately preceding the fifth (5th) anniversary of the first day of the Final Renewal Term shall occur. If Tenant exercises such option in accordance with the provisions and limitations of this Article, this Lease and the Lease Term shall be renewed for the Final Renewal Term at a Minimum Rent equal to the fair market annual rental value of the Demised Premises as of the commencement date of the Final Renewal Term as agreed by the parties or determined in accordance with the provisions of Section 39.03, but otherwise upon the same then executory terms, covenants and conditions as the Initial Renewal Term, including without limitation the annual increases in Minimum Rent contemplated under Subsection B of Section 1.8. The Initial Renewal Term and the Final Renewal Term are each individually referred to as a “Renewal Term.”

          Section 29.2. Tenant’s Exercise of Options. Each of the options set forth in Section 29.1 may only be exercised by notice given by Tenant to Landlord on or prior to the date which is nine (9) months immediately preceding the commencement date of the applicable Renewal Term. Time is of the essence with respect to the exercise of such options. Tenant shall not have the right to give any such notice after the date which is nine (9) months immediately preceding the commencement date of the applicable Renewal Term, and any notice given after said applicable date purporting to exercise such options shall be void and of no force or effect. Landlord hereby confirms that the renewal option set forth in this Article 29 may be exercised by the entity which is Tenant under this Lease (whether or not Coty US LLC) at the time of such exercise, provided that such entity did not become Tenant in violation of the provisions of this Lease. Landlord acknowledges that in the event that Tenant exercises either of its option set forth in Section 29.1 within the time permitted pursuant to this Section 29.2, but Tenant’s exercise is not valid because Tenant is then in default under the monetary terms, covenants or conditions of this Lease on Tenant’s part to be observed or performed, Landlord shall notify Tenant thereof and Tenant shall have five (5) days from the date of such notification by Landlord to cure such default, and in the event of such a cure by Tenant, then Tenant’s previous exercise of such option shall not be invalidated due to the fact that at the time such option was originally exercised, Tenant was so in default.

          Section 29.3. Determination of Fair Market Rental Value: In the event that Tenant shall have exercised the right to renew this Lease for the Initial Renewal Term and/or the Final Renewal Term, as the case may be, and thereafter Landlord and Tenant are unable to agree, within sixty (60) days after the commencement of discussions thereon, as to the fair market annual rental value of the Demised Premises for the Initial Renewal Term and/or the Final Renewal Term pursuant to Section 29.1 then, upon the demand of either Landlord or Tenant, such fair market annual rental value shall be determined by arbitration as follows:

                                         (a) Landlord and Tenant shall each appoint an arbitrator within thirty (30) days after notice by either party requesting arbitration of the issue. If either Landlord or Tenant shall have failed to appoint an arbitrator within such period of time, then such arbitrator shall be appointed by the American Arbitration Association, or its successor, or if at such time such association is not in existence and has no successor, then by the presiding Justice of the Supreme Court of the State of New Jersey, or any successor court, upon request of either Landlord or Tenant, as the case may be.

                                         (b) The two arbitrators appointed, as above provided, shall select a third arbitrator and if they fail to do so within thirty (30) days after their appointment, such third arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so.

                                         (c) All of such arbitrators shall be real estate appraisers or brokers having at least fifteen (15) years of experience in such field in Morris County, New Jersey.

                                         (d) The three arbitrators, selected as aforesaid, forthwith shall convene and render their decision as promptly as practicable after the appointment of the third arbitrator. The decision of such arbitrators shall be in writing and the vote of the majority of them (or, if there be no majority decision, then the decision of the last appointed arbitrator) shall be the decision of all and binding upon Landlord and Tenant whether or not a judgment shall be entered in any court. Duplicate original counterparts of such decision shall be sent by the arbitrators to both Landlord and Tenant.

                                         (e) The arbitrators, in arriving at their decision, shall take into consideration all relevant factors including, without limitation, the annual increases in Minimum Rent contemplated under Subsection B of Section 1.8 and that the CPI Increase Date in connection therewith will be amended to be the January 1st of the calendar year in which the first day of the applicable Renewal Term shall occur, and shall also be entitled to consider all testimony and documentary evidence which may be presented at any hearing as well as facts and data which the arbitrators may discover by investigation and inquiry outside of such hearings. The arbitrators shall be bound by the provisions of this Lease, and shall not add to, subtract from, or otherwise modify such provisions. The cost and expense of such arbitration shall be borne equally by Landlord and Tenant, except that each party shall pay its own counsel fees and expenses.

                                         (f) If the determination of the Minimum Rent for either Renewal Term has not been made by the commencement of the applicable Renewal Term, Tenant, until such determination, shall continue to pay scheduled Minimum Rent in an amount equal to the scheduled Minimum Rent payable with respect to the period immediately prior to the commencement date of such Renewal Term in question (as the same may have been escalated pursuant to the provisions of this Lease) before any abatement or apportionment thereof, and following such determination Tenant shall pay to Landlord, upon demand, any additional sums due to Landlord as a result of such determination, or Landlord shall credit Tenant, against the next installments of Minimum Rent, the amount by which the sums paid by Tenant with respect to the Renewal Term prior to such determination exceed the Minimum Rent as determined by arbitration with respect to such period, as applicable.

          Section 29.4. Confirmation of Exercise of Tenant’s Renewal Rights. Tenant, upon request of Landlord, from time to time, will execute and deliver to Landlord an instrument in form reasonably satisfactory to Landlord stating whether or not Tenant has exercised any right to renew pursuant to the provisions of Section 29.1. However, failure of Landlord to request the execution and delivery of any such instrument or failure of Tenant to execute and deliver such instrument shall not vitiate the foregoing provisions of this Article.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals on this 14th day of August, 2012.

LANDLORD:		TENANT:

WU/LH 500 AMERICAN L.L.C.		COTY US, LLC
By:	Lighthouse 100 William Operating LLC,
its sole manager

By:	/s/Paul Cooper	By:

	Name: Paul Cooper	Name:
	Title: Member	Title:

By:	/s/ Louis Sheinker

Name: Louis Sheinker
Title: Member

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals on this 14th day of August, 2012.

LANDLORD:		TENANT:

WU/LH 500 AMERICAN L.L.C.		COTY US, LLC
By:	Lighthouse 100 William Operating LLC,
its sole manager

By:		By:	/s/ Jules Kaufman

	Name: Paul Cooper		Name: Jules Kaufman
	Title: Member		Title: Manager

By:

Name: Louis Sheinker
Title: Member

EXHIBIT A

Site Plan

(immediately follows)

All conditions, dimensions, locations and measurements are approximate.

[Site Plan]

EXHIBIT B
(Rules and Regulations)

          1. Tenant shall advise and cause its vendors and distributors to deliver all merchandise in a manner that does not interfere with Landlord’s and other tenant’s use and enjoyment of the Industrial Center.

          2. All deliveries and pick ups are to be made to designated service or receiving areas and Tenant shall request delivery trucks to approach their service or receiving areas by designated service routes and drives.

          3. Tractor trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking must be available for use. Tractor trailers are to be removed from the loading areas after unloading.

          4. There shall be absolutely no overnight parking of any kind by Tenant or its employees or agents at the Industrial Center. Landlord shall have the right to remove or cause to be removed any automobile or other vehicle of Tenant, its employees or agents that may be parked in any other area not designated for employee parking or which may be parked overnight. Any such removal shall be without liability of any kind to Landlord, its agents and employees and Tenant hereby indemnifies and agrees to hold Landlord free and harmless against all such liability pursuant to the indemnity provisions contained in this Lease. Tenant shall, from time to time, upon request of Landlord, supply Landlord with a list of all automobile models and license plate numbers owned by its employees and agents.

          5. Tenant is responsible for storage and removal of its trash, refuse and garbage. Tenant shall not dispose of the following items in sinks or commodes: Hazardous Waste; plastic products (plastic bags, straws, boxes); sanitary napkins; tea bags; cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naphtha, kerosene, lubricating oils); paint products (thinner, brushes); or any other items which the same are not designed to receive. All floor area of the Demised Premises, including vestibules, entrances and returns, loading docks, doors, fixtures, windows and plate glass, shall be maintained in a safe, neat and clean condition.

          6. Tenant shall not permit or suffer any advertising medium to be placed on the Building’s walls, on the Demised Premises’ exterior walls or windows, on the sidewalks or on the parking lot areas or light poles. No permission, expressed or implied, is granted to expressed or implied, is granted to exhibit or display any banner, pennant, sign and trade or seasonal decoration of any size, style or material within the Industrial Center, or outside the Demised Premises.

          7. Tenant shall not permit or suffer the use of any advertising medium which can be heard or experienced outside of the Demised Premises, including, without limiting the generality of the foregoing, flashing lights. searchlights, loud speakers, phonographs, radios or television. No radio, television or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Demised Premises, unless Landlord has previously given its written consent, which may be arbitrarily withheld.

          8. Tenant shall not permit or suffer merchandise of any kind at any time to be placed, exhibited or displayed outside the Demised Premises, nor shall Tenant use the exterior sidewalks, loading docks or exterior walkways of the Demised Premises to display, store or place any merchandise. No sale of merchandise by tent sale, truck load sale or the like, shall be permitted on the Industrial Center’s drives, parking lot or other Common Facilities.

          9. Tenant shall not permit or suffer any portion of the Demised Premises to be used for retail residential, lodging purposes, sleeping, manufacturing, or any immoral or illegal, purpose.

          10. Tenant shall not, in or on any part of the Common Facilities or to other tenants at the Industrial Center:

                    (a) Create a legal nuisance.

                    (b) Throw, discard or deposit any paper, glass or extraneous matter of any kind except in designated receptacles, or create litter or hazards of any kind.

                    (c) Deface, damage, or demolish any sign, light standard or fixture, landscaping materials or other improvements within the Industrial Center, or the property of other tenants, business invitees or employees situated within the Industrial Center.

          11. No additional locks or bolts of any kind shall be placed upon any of the entrances, doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of its tenancy, restore to Landlord all keys of entrances, doors, offices, and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Landlord the cost thereof and the cost of any locksmith or other service required by Landlord to obtain access to the Demised Premises, and in the event safes, closets of other lockable fixtures were installed in the Demised Premises, Tenant shall give all keys or combinations thereto to Landlord.

          12. Landlord shall have the right to prohibit any advertising, signage or other display by any Tenant which, in Landlord’s opinion, tends to impair the reputation of the Industrial Center or its desirability as an industrial center, and upon written notice from Landlord,

2

the Tenant shall refrain from or discontinue such advertising, signage or display.

          13. Tenant shall employ only such labor as will not result in jurisdictional disputes with any labor unions or strikes against or involving Landlord or the Industrial Center and which shall not cause any conflict with any union contract to which Landlord or its contractors or subcontractors may be a party

3

EXHIBIT C
Hancock SNDA
(immediately follows)

4

Loan No. 000001:
RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Joe De Vesta, Esq.
c/o Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

Space Above This Line for Recorder’s Use

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS AGREEMENT is made this ___ day of June 2012 by COTY US LLC, a Delaware limited liability company, having an office and place of business located at 500 American Road, Morris Plains, New Jersey 07950 (“Tenant”), and JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), its successors and assigns, having its principal place of business located at 197 Clarendon Street, C-3, Boston, MA 02116 (“Lender”), with reference to the following facts:

RECITALS

          A. On June_____, 2012, WU/LH 500 American L.L.C., a Delaware limited liability company (“Landlord”) and Tenant entered into a certain Lease Agreement (“Lease”) covering the building (“Premises”) located at 500 American Road, Morris Plains, New Jersey, which property is more particularly described in the Mortgage (as hereinafter defined) (“Property”);

          B. Lender granted a loan (“Loan”) to Landlord, which Loan is evidenced by a note and secured, inter alia, by a first lien instrument in favor of Lender covering the Property and upon the terms and conditions described therein, which has been recorded in the Official Records of the Morris County Office of the County Clerk in ______ (said instrument and all amendments, modifications, renewals, substitutions, extensions, consolidations and replacements thereto and thereof, as applicable, are hereinafter collectively referred to as “Mortgage”);

          C. Tenant has requested of Landlord and Lender that this Agreement be executed;

          D. It is a condition precedent to Lender executing this Agreement that (i) the Mortgage be and remain at all times a first lien or charge upon the Property prior and superior to the Lease; (ii) Tenant specifically subordinate the Lease to the lien or charge of the Mortgage and (iii) Tenant attorn to Lender and its successors and assigns in the event of the foreclosure or other proceeding to enforce the Mortgage;

          E. NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to enter into this Agreement, Lender and Tenant hereby agree as follows:

          1. Subordination. The Lease and any extensions, renewals, replacements, consolidations or modifications thereof, and all the right, title and interest of the Tenant in and to the Premises, and all rights of the Tenant thereunder, are and shall be subject and subordinate to the Mortgage and the lien and terms thereof.

          2. Lender’s Exercise of Remedies. In the event of (a) the institution of any foreclosure, trustee’s sale or other like proceeding, (b) the appointment of a receiver for the Landlord or the Property, (c) the exercise of rights to collect rents under the Mortgage or any of the other documents evidencing or securing the Loan (collectively, the “Loan Documents”) including, without limitation, any assignment of rents, (d) the recording by Lender or its successor or assignee of a deed in lieu of foreclosure for the Property, or (e) any transfer or abandonment of possession of the Property to Lender or its successor or assigns in connection with any proceedings affecting Landlord under the Bankruptcy Code, 11 U.S.C. § 101 et seq. (any such foreclosure, recording of a deed in lieu of foreclosure, or transfer or abandonment of the Property referred to in the preceding clauses (a) through (e) is hereinafter called a “Transfer”, and Lender or any successor or assignee of Lender taking title to the Property in connection with a Transfer is hereinafter called the “Transferee”), such Transferee shall not: (i) be liable for any damages (including, without limitation, consequential damages) or other relief or be subject to any offsets, defenses or counterclaims of any kind attributable to any event, act omission or default under the Lease, including, but not limited to, a breach of any representation or warranty under the Lease, of Landlord or any prior landlord under the Lease, except for any continuing event, act, omission or default of which Lender has been provided notice as described in Paragraph 4 below, and if any such offset is expressly provided for in the Lease, (ii) be bound by any prepayment by Tenant of more than one month’s installment of rent unless such prepayment is expressly required in the Lease or has been specifically approved in writing by Lender, or be liable or responsible for any security deposit or other sums which Tenant may have paid under the Lease unless such deposit or other sums have been physically delivered to Transferee, or (iii) be bound by any modification or amendment of the Lease, or any waiver of any terms of the Lease unless the same shall have been approved in writing by Lender.

          3. Attornment and Non-Disturbance. Provided (a) Tenant complies with this Agreement, (b) Tenant is not in default under the terms of the Lease continuing beyond the expiration of any applicable notice, grace and/or cure period and (c) the Lease is in full force and effect, except as set forth in Paragraphs 2 and 5(d) and (e), Lender shall not disturb Tenant’s possession under the Lease or adversely affect Tenant’s rights thereunder and any default under the Mortgage or any of the other Loan Documents and any proceeding to foreclose the same will not disturb Tenant’s possession under the Lease and the Lease will not be affected or cut off thereby, and notwithstanding any such foreclosure or other Transfer of the Property to Transferee, Transferee will recognize the Lease and will accept the attornment of Tenant thereunder and the Lease shall continue in full force and effect as direct lease between Transferee and Tenant.

          Tenant shall attorn to Transferee, including Lender if Lender becomes a Transferee, as the landlord under the Lease. Said attornment is subject to the limitation of Transferee’s obligations set forth in Paragraph 2 above and shall be effective and self-operative without the execution of any further instruments upon Transferee’s succeeding to the interest of the landlord

2

under the Lease. Tenant and Lender shall, however, confirm the provisions of this paragraph in writing upon request by either of them.

          4. Lender’s Right to Cure. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall provide Lender with written notice (a “Default Notice”)of any default of Landlord under the Lease (which can be a copy of the notice provided to the Landlord) if such default (a “Landlord Default”) is of such a nature as to give the Tenant a right to terminate the Lease, and Tenant will not seek to terminate the Lease as a result of a Landlord Default until giving Lendera Default Notice and providing Lender a period of thirty (30) days thereafter to cure the applicable Landlord Default (the “Cure Period”). Notwithstanding the foregoing, if a Landlord Default cannot with due diligence be cured within the Cure Period because the cure requires possession and control of the Property or Premises, Lender’s cure period shall continue for such additional time as Lender may reasonably require to either obtain possession and control of the Property or Premises or obtain the appointment of a receiver pursuant to any court proceeding or otherwise, in any event, so long as Lender (i) within the Cure Period, notifies Tenant in writing of Lender’s intention to cure such default and (ii) after obtaining possession and control (or the appointment of a receiver), diligently prosecutes the cure to completion; provided further that in no event shall Lender’s entire Cure Period exceed ninety (90) days. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lender agrees otherwise in writing. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall also provide Lender with written notice of any default of Landlord under the Lease (which can be a copy of the notice provided to the Landlord) if such default is of such a nature as to give Tenant a right to reduce rent thereunder or to credit or offset any amounts against future rents, but in no event shall Tenant be required to provide Lender any cure period with respect there to as a condition precedent to Tenant’s exercise of any such rights.

          5. Miscellaneous.

                    (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Transferee, all obligations and liabilities of Transferee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Transferee’s interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred except to the extent the assignment of Tenant’s interest in the Lease is permitted under the Lease.

                    (b) Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned to the Lender as part of the security for the note secured by the Mortgage and upon written notice from Lender of a default under the Mortgage, Tenant shall pay its rent and all other sums due under the Lease directly to Lender, and Landlord, by its execution hereof, hereby (i) directs Tenant to make such payment to Lender, (ii) releases Tenant from any liability to Landlord on account of any such payments and (iii) agrees that all such payments shall be fully credited against Tenant’s obligations under the Lease.

3

                    (c) Tenant acknowledges and agrees that it shall not terminate the Lease in the event of a Landlord Default unless Tenant provides Lender written notice and an opportunity to cure as described in Paragraph 4 above.

                    (d) Tenant covenants and acknowledges that it currently has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein.

                    (e) This Agreement is the whole and only agreement between the parties hereto with regard to the subordination of the Lease to the lien or charge of the Mortgage. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

                    (f) This Agreement shall be deemed to have been made in the state where the Property is located and the validity, interpretation and enforcement of this Agreement shall be determined in accordance with the laws of such state.

                    (g) In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys’ fees, costs and expenses incurred by the prevailing party.

                    (h) Any notices or communications required or permitted to be given or made hereunder shall be deemed to be so given or made when in writing and delivered in person or sent by United States registered or certified mail, postage prepaid, or by nationally recognized overnight courier service, directed to the parties at the following addresses or such other addresses as they may from time to time designate in writing:

Lender:	John Hancock Life Insurance Company (U.S.A.)
Attention:	Real Estate Finance Group
197 Clarendon Street, C-3 Boston, MA 02116
Reference Loan No. 000001:

Tenant:	Coty US LLC
500 American Road
Morris Plains, New Jersey 07950
Attention: _____________

With a copy to Coty Inc.
Two Park Avenue
New York, New York 10016
Attention: General Counsel

                    Notices or communications mailed in the U.S. mail shall be deemed to be served on the third business day following mailing, notices or communication served by hand or by overnight courier shall be deemed served upon receipt.

4

                    (i) This document may be signed in counterparts which together shall be deemed to be one and the same document. The signature pages from any such counterpart may be attached to another such counterpart to form one complete set of signatures for this document.

                    (j) The parties hereto represent and warrant that their respective signatories to this Agreement have been duly authorized by the Tenant, Landlord and Lender, as applicable.

5

          IN WITNESS WHEREOF, this Agreement has been signed and delivered as of the date and year first above set forth.

TENANT:

COTY US LLC

By:

Name:

Title:

_____________ OF ____________	)
) SS
COUNTY OF _________________	)

On this ________ day of __________, 2012, before me, the undersigned Notary Public, personally appeared ________________________, proved to me through satisfactory evidence of identification, which was/were ______________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/an ______________________ for.

________________________________ (Seal)
Signature of Notary

My commission expires: ____________

6

LENDER:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:

Name:

Title:

duly authorized

COMMONWEALTH OF MASSACHUSETTS	)
) SS
COUNTY OF SUFFOLK	)

On this ________ day of _______, 20______, before me, the undersigned Notary Public, personally appeared ___________, proved to me through satisfactory evidence of identification, which was/were personal knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/an Assistant Vice President for John Hancock Life Insurance Company (U.S.A.).

______________________________________ (Seal)
Signature of Notary

My commission expires: __________________

7

As to Paragraph 5(b):

LANDLORD:

WU/LH 500 AMERICAN L.L.C.

By:

Name:

Title:

_____________ OF ____________	)
) SS
COUNTY OF _________________	)

On this ________ day of __________, 2012, before me, the undersigned Notary Public, personally appeared ________________________, proved to me through satisfactory evidence of identification, which was/were ______________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/an ______________________ for.

________________________________       (Seal)
Signature of Notary

My commission expires: ____________

(Post-Closing)

8

EXHIBIT D
TENANT MOVE-IN AND LEASE RENEWAL ENVIRONMENTAL
QUESTIONNAIRE

Property Name: ______________________________________________________________

Property Address: ____________________________________________________________

Building/Suite Numbers: _______________________________________________________

Instructions: The following questionnaire is to be completed by the Tenant Representative with knowledge of the planned/existing operations for the specified building/location. A copy of the completed form must be attached to all new leases and renewals, and forwarded to the Owner’s Risk Management Department. Please print clearly and attach additional sheets as necessary.

1. PROCESS INFORMATION

Describe planned use (new Lease) or existing operations (lease renewal), and include brief description of manufacturing processes employed.

2. HAZARDOUS MATERIALS

Are hazardous materials used or stored? If so, continue with the next question. If not, go to Section 3.0.

2.1 Are any of the following materials handled on the property?

Yes ____ No____

(A material is handled if it is used, generated, processed, produced, packaged, treated, stored, emitted, discharged, or disposed.) If so, complete this section. If this question is not applicable, skip this section and go on to Section 5.0.

____: Explosives	____: Fuels	____: Oils

____: Solvents	____: Oxidizers	____: Organics/Inorganics

____: Acids	____: Bases	____: Pesticides

____: Gases	____: PCBs	____: Radioactive Materials

____: Other (please specify)

2.2 If any of the groups of materials checked in Section 2.1, please list the specific material(s), use(s), and quantity of each chemical used or stored on the site in the Table below. If convenient, you may substitute a chemical inventory and list the uses of each of the chemicals in each category separately.

Material	Physical State (Solid, Liquid, or Gas)	Usage	Container Size	Number of Containers	Total Quantity

2.3 Describe the planned storage area location(s) for these materials. Please include site maps and drawings as appropriate.

3 HAZARDOUS WASTES

Are hazardous wastes generated? Yes ____ No____

If yes, continue with the next question. If not, skip this section and go to section 4.0.

3.1 Are any of the following wastes generated, handled, or disposed of (where applicable) on the property?

____: Hazardous Wastes	____: Industrial Wastewater
____: Waste Oils	____: PCBs
____: Air Emissions	____: Sludges
____: Regulated Wastes	____: Other (please specify)

3.2 List and quantify the materials identified in Question 3-1 of this section.

WASTE GENERATED	RCRA listed Waste?	SOURCE	APPROXIMATE MONTHLY QUANTITY	WASTE CHARACTERIZATION	DISPOSITION

3.3 Please include name, location, and permit number (e.g., EPA ID No.) for transporter and disposal facility, if applicable). Attach separate pages as necessary

Transporter/Disposal Facility Name	Facility Location	Transporter (T) or Disposal (D) Facilit	Permit Number

3.4 Are pollution controls or monitoring employed in the process to prevent or minimize the release of wastes into the environment? Yes ____      No      ____ If so, please describe.

4. USTS/ASTS

4.1 Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of petroleum products, chemicals, or liquid wastes present on site (lease renewals) or required for planned operations (new tenants)?
Yes____     No____

If not, continue with section 5.0. If yes, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

Capacity	Contents	Year Installed	Type (Steel, Fiberglass, etc.)	Associated Leak Detection /Spill Prevention Measures*

*Note: The following are examples of leak detection/spill prevention measures

Integrity testing	Inventory Reconciliation	Leak detection
system
Overfill spill protection	Secondary containment	Cathodic protection

4.2 Please provide copies of written tank integrity test results and/or monitoring documentation, if available.

4.3 Is the UST/AST registered and permitted with the appropriate

regulatory agencies?          Yes _____ No _____

4.4 If so, please attach a copy of the required permits.
If this Questionnaire is being completed for a lease renewal, and if any of the USTs/ASTs have leaked, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and al remedial responses to the incident.

4.5 If this Questionnaire is being completed for a lease renewal, have USTs/ASTs been removed from the property? Yes ___ No ___

If yes, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.).

4.6 For Lease renewals, are there any above or below ground pipelines on site used to transfer chemicals or wastes? Yes ___ No ___

For new tenants, are installations of this type required for the planned operations?
Yes ___ No ___

If yes to either question, please describe.

5. ASBESTOS CONTAINING BUILDING MATERIALS

Please be advised that this property participates in an Asbestos Operations and Maintenance Program, and that an asbestos survey may have been performed at the Property. If provided, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. All personnel and appropriate subcontractors should be notified of the presence of these materials, and informed not to disturb these materials. Any activity that involves the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

6. REGULATORY

6.1 For Lease Renewals, are there any past, current, or pending regulatory actions by federal, state, or local environmental agencies alleging noncompliance with regulations?
Yes ___ No___

If so, please describe.

6.2 For lease renewals, are there any past, current, or pending lawsuits or administrative proceedings for alleged environmental damages involving the property, you, or any owner or tenant of the property? Yes ____ No____

If so, please describe.

6.3 Does the operation have or require a National Pollutant Discharge Elimination System (NPDES) or equivalent permit? Yes ____ No____

If so, please attach a copy of this permit.

6.4 For Lease renewals, have there been any complaints from the surrounding community regarding facility operations? Yes ____ No____

6.5 Have there been any worker complaints or regulatory investigations regarding hazardous material exposure at the facility? Yes ____ No____

If so, please describe status and any corrective actions taken. Please attach additional pages as necessary.

6.6 Has a Hazardous Materials Business Plan been developed for the site?

Yes ____ No____

If so, please attach a copy.

7. CERTIFICATION

I am familiar with the real property described in this questionnaire. By signing below, I represent and warrant that the answers to the above questions are complete and accurate to the best of my knowledge. I also understand that the Owner will rely on the completeness and accuracy of my answers in assessing any environmental liability risks associated with the property.

Signature:

Name:

Title:

Date:

Telephone:

PLEASE PROVIDE A COPY OF THE COMPLETED QUESTIONNAIRE TO:

EXHIBIT E
TENANT MOVE-OUT ENVIRONMENTAL QUESTIONNAIRE

Property Name: ___________________________________________________________________________________

Property Address: ______________________________________________________________________

Building / Suite Number(s): __________________________________________________________

Instructions: The following questionnaire is to be completed by the Property Manager prior to/after the Tenant vacates a building/suite or location. A copy of the completed form must be forwarded to the Owner’s Risk Management Department. Please print clearly and attach additional sheets as necessary.

1. GENERAL INFORMATION

Property Manager:
Property Management Company:
Regional Manager:

2. TENANT

INFORMATION Name of Former Tenant:

Lease Date: ____________________     Move-out Date:    ____________________

3. INDOOR INSPECTION

The Property Manager is expected to inspect the vacant building/suite of the tenant. A pre-vacate “inspection” should be performed in advance of the tenant moving out to ensure that potential environmental issues requiring tenant response are addressed. Areas that are inaccessible should be noted. The Property Manager should check the interior of all closets and storage cabinets for items left by the vacated tenant.

3.1 Upon entering the vacated building(s)/suite(s), did you note any unusual odors?

Yes ____ No____

If yes, please provide a brief description of the odor (rotten eggs, chemical, etc.), and note possible sources of the odor:
___________________________________________________________________________________________________________
____________________________________

___________________________________________________________________________________________________________
____________________________________

3.2 Were any chemicals, including janitorial supplies left in the building/suite(s)?

Yes ____ No____

If yes, please provide a list of the items, note their location and note whether any leakage or staining is apparent (please attach additional sheets as necessary):
___________________________________________________________________________________________________________
____________________________________
___________________________________________________________________________________________________________
____________________________________

3.3 Are there any known or suspect environmental conditions associated with the tenant’s former activities at the building/suite?

If yes, please identify the location and nature of the environmental conditions:
___________________________________________________________________________________________________________
____________________________________
___________________________________________________________________________________________________________
____________________________________

4. OUTDOOR INSPECTION

The Property Manager is expected to inspect the exterior and perimeter of the vacant building/suite of the former tenant.

4.1 Please check each of the applicable items, if observed outside the former tenant’s building/suite:

___:	Drums	___: Leakage from Transformers
or Other Containers
___:		___: Leakage from Trash Compactor Oil
Dumpin Reservoir
g of Trash/Debris Wastes
___:	Stained	___: Other
Soils/Pavement	(Specify):	_____________________________
___:	Stressed
or Stained Vegetation

For each item checked above, please describe the location, provide a brief description and estimate the approximate quantity or amount (Attach additional sheets as necessary.):

4.2 Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of either petroleum products, chemicals, or liquid wastes present at the vacating tenant’s building/suite?
Yes ____ No____

If yes, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

Capacity	Contents	Year Installed	Type (Steel, Fiberglass, etc.)	Associated Leak Detection /Spill Prevention Measures*

*Note: The following are examples of leak detection/spill prevention measures:

Integrity testing system	Inventory reconciliation	Leak detection
Overfill spill protection	Secondary containment	Cathodic protection

Please provide copies of the most recent written tank integrity test results and/or monitoring documentation, if available.

(b) Are there any documented releases associated with the USTs/ASTs?

Yes ____ No____

If so, please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and all remedial responses to the incident (Please attach additional sheets as necessary.): _________________________________________________________________________________________
_______________________________________________________________________________________________________________________________

4.3 Have USTs/ASTs been removed from the vacated tenant’s building/suite?

Yes ____ No____

If yes, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.) unless previously provided.

5. ASBESTOS CONTAINING BUILDING MATERIALS

If an asbestos survey is available for the property, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. Please note that any tenant activity that may have involved the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

If the available asbestos survey results indicate that asbestos containing materials (ACMs), and/or presumed asbestos containing materials (PACMs) have been identified in the building/suite, please inspect those materials and note those that are damaged in the space below:

6. REGULATORY

6.1 Are there any past, current, or pending regulatory actions by federal, state, or local environmental agencies alleging that the vacated tenant is in noncompliance with regulations?     Yes _____ No ___

If so, please describe.
___________________________________________________________________________________________________________
____________________________________
___________________________________________________________________________________________________________
____________________________________

PREPARED BY:	PLEASE FORWARD THE COMPLETED QUESTIONNAIRE TO:
Signature:

Name:

Date:

Title:

Company:

Telephone:

Fax:

EXHIBIT F

Initial Tenant’s Work Schematic

(immediately follows)

[Floor Plan]

[Floor Plan]

EXHIBIT G

Tenant’s Parking Work Plan

(immediately follows)

[Site Plan]

TENANT ESTOPPEL CERTIFICATE
OF

To:	John Hancock Life Insurance Company (U.S.A.) (“JHLICO”)

Re:	Lease Between Wu/LH 500 American L.L.C. and Coty US, LLC for space located at 500 American Road, Morris Plains, NJ (“Leased Premises”) JHLICO Loan # ____________________

Ladies and Gentlemen:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in connection to a secured loan by JHLICO to Wu/LH 500 American L.L.C. covering property of which the Leased Premises are a part, the undersigned, as Tenant under that certain lease dated   8/14  , 2012, (“Lease”) made with Wu/LH 500 American L.L.C., as Landlord, hereby:

1. Certifies to JHLICO, its successors and assigns that, as of the date hereof and to the best of Tenant’s knowledge, (a) the Leased Premises is acknowledged to contain 98,169 rentable square feet; (b) the Lease is in full force and effect and has not been modified, supplemented or amended in any way; (c) the Lease represents the entire agreement between the parties as to this leasing; (d) the term of the Lease will commence on the later to occur of (i) September 1, 2012, and (ii) the date on which Landlord delivers both vacant possession of the Leased Premises to Tenant, free of any tenancies (other than the Lease) and in the condition otherwise required under the Lease and a fully-executed counterpart of the Hancock SNDA (as defined in the Lease) and will expire on the last day of the calendar month in which the day immediately preceding the sixteen (16) year, six (6) month anniversary of such commencement date shall occur; (e) there are no options to extend the term except as follows: per Article 29 of the Lease, two 5 year renewal terms at Minimum Rent based on fair market value of Lease Premises; (f) there are no cancellation options, other than rights in the event of a casualty or condemnation, except as follows: per Section 1.2 of the Lease, termination right if commencement of Lease does not occur on or prior to December 31, 2012; (g) there are no options to purchase the Leased Premises or any part thereof or any rights of first refusal except as follows: N/A; (h) on this date there exists no factual circumstance or condition which, with notice or the lapse of time, or both, would constitute a default on the part of Landlord, would constitute a defense to the enforcement of the Lease by Landlord or an offset against the rents or other charges due the Landlord under the Lease, or would constitute the basis for a claim or cause of action against the Landlord; (i) on this date there exists no factual circumstance or condition which, with notice or the lapse of time, or both, would constitute a default on the part of the Tenant under the Lease, and Tenant has not received notice from the Landlord pertaining to a default or alleged default under the Lease; (j) the base rental obligation under the Lease in effect as of the commencement of the term of the Lease is as follows: for the period from the commencement of the Lease and ending on the last day of the calendar month in which the day immediately preceding the two (2) year, six (6) month anniversary of such commencement date shall occur, the sum of $956,166.06 per annum ($79,680.51 per month); thereafter, the Minimum Rent is subject to increase based on increases in CPI as more particularly described in Section 1.8 of the Lease; Tenant also makes payments on account of Tenant’s pro-rata share of real estate taxes and complex operating costs applicable to the Leased Premises and reimbursement to Landlord of certain insurance premiums; (k) the first installment of Minimum Rent due and payable following the rent holiday period provided in the Lease was paid upon execution of the Lease, and, except as previously noted, no rental has been paid more than one (1) month in advance; (l) under the Lease, the Tenant is obligated to pay percentage rent expressed as N/A% for defined sales in excess of $N/A (indicate N/A, if not applicable); (m) No sums were deposited by Tenant with Landlord as security under the Lease; (n) Tenant will not be using the Leased Premises in violation of any applicable laws, rules, ordinances or regulations, including, but not limited to, any applicable environmental laws, rules or regulations (collectively “Laws”), there are no regulatory actions or other claims pending or threatened against the Tenant in connection with any such Laws applicable to the Leased Premises, and Tenant has not received any notice from any third party or governmental authority alleging a violation of any such Laws; (o) there has not been filed by or against the Tenant nor, to the best knowledge and belief of Tenant, is there threatened against or contemplated by Tenant, a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under bankruptcy laws of the United States or of any state thereof, or any other action brought under said bankruptcy laws; and (p) the Tenant has not assigned or sublet the Leased Premises except as follows: N/A

2. Agrees that JHLICO and its successors and assigns shall not (a) be bound by any prepayment by Tenant of more than one month’s installment of rent unless such prepayment is expressly required in the Lease or has been specifically approved in writing by JHLICO, or (b) be liable or responsible for any security deposit or other sums which Tenant may have paid under the Lease unless such deposit or other sums have been physically delivered to JHLICO.

The Tenant acknowledges having read this Certificate and understands the certifications and representations made herein, and hereby executes this Certificate, which shall take effect as a sealed instrument, intending reliance hereon by JHLICO, its successors and assigns. The undersigned signatory represents and warrants that he or she is duly authorized to execute this Certificate on behalf of the Tenant.

TENANT: Coty US, LLC
By:	/s/ Eric Breitman

Name:	Eric Breitman

Title:	Its VP, Assistant Secretary

Loan No. 000001:

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Joe De Vesta, Esq.
c/o Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154

Space Above This Line for Recorder’s Use

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS AGREEMENT is made this 14th day of August 2012 by COTY US LLC, a Delaware limited liability company, having an office and place of business located at 500 American Road, Morris Plains, New Jersey 07950(“Tenant”), and JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), its successors and assigns, having its principal place of business located at 197 Clarendon Street, C-3, Boston, MA 02116 (“Lender”), with reference to the following facts:

RECITALS

          A. On August 14th, 2012, WU/LH 500 American L.L.C., a Delaware limited liability company (“Landlord”) and Tenant entered into a certain Lease Agreement (“Lease”) covering the building (“Premises”) located at 500 American Road, Morris Plains, New Jersey, which property is more particularly described in the Mortgage (as hereinafter defined) (“Property”);

          B. Lender granted a loan (“Loan”) to Landlord, which Loan is evidenced by a note and secured, inter alia, by a first lien instrument in favor of Lender covering the Property and upon the terms and conditions described therein, which has been recorded in the Official Records of the Morris County Office of the County Clerk in _____ (said instrument and all amendments, modifications, renewals, substitutions, extensions, consolidations and replacements thereto and thereof, as applicable, are hereinafter collectively referred to as “Mortgage”);

          C. Tenant has requested of Landlord and Lender that this Agreement be executed;

          D. It is a condition precedent to Lender executing this Agreement that (i) the Mortgage be and remain at all times a first lien or charge upon the Property prior and superior to the Lease; (ii) Tenant specifically subordinate the Lease to the lien or charge of the Mortgage and (iii) Tenant attorn to Lender and its successors and assigns in the event of the foreclosure or other proceeding to enforce the Mortgage;

          NOW, THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lender to enter into this Agreement, Lender and Tenant hereby agree as follows:

          1. Subordination. The Lease and any extensions, renewals, replacements, consolidations or modifications thereof, and all the right, title and interest of the Tenant in and to the Premises, and all rights of the Tenant thereunder, are and shall be subject and subordinate to the Mortgage and the lien and terms thereof.

          2. Lender’s Exercise of Remedies. In the event of (a) the institution of any foreclosure, trustee’s sale or other like proceeding, (b) the appointment of a receiver for the Landlord or the Property, (c) the exercise of rights to collect rents under the Mortgage or any of the other documents evidencing or securing the Loan (collectively, the “Loan Documents”) including, without limitation, any assignment of rents, (d) the recording by Lender or its successor or assignee of a deed in lieu of foreclosure for the Property, or (e) any transfer or abandonment of possession of the Property to Lender or its successor or assigns in connection with any proceedings affecting Landlord under the Bankruptcy Code, 11 U.S.C. § 101 et seq. (any such foreclosure, recording of a deed in lieu of foreclosure, or transfer or abandonment of the Property referred to in the preceding clauses (a) through (e) is hereinafter called a “Transfer”, and Lender or any successor or assignee of Lender taking title to the Property in connection with a Transfer is hereinafter called the “Transferee”), such Transferee shall not: (i) be liable for any damages (including, without limitation, consequential damages) or other relief or be subject to any offsets, defenses or counterclaims of any kind attributable to any event, act omission or default under the Lease, including, but not limited to, a breach of any representation or warranty under the Lease, of Landlord or any prior landlord under the Lease, except for any continuing event, act, omission or default of which Lender has been provided notice as described in Paragraph 4 below, and if any such offset is expressly provided for in the Lease, (ii) be bound by any prepayment by Tenant of more than one month’s installment of rent unless such prepayment is expressly required in the Lease or has been specifically approved in writing by Lender, or be liable or responsible for any security deposit or other sums which Tenant may have paid under the Lease unless such deposit or other sums have been physically delivered to Transferee, or (iii) be bound by any modification or amendment of the Lease, or any waiver of any terms of the Lease unless the same shall have been approved in writing by Lender.

          3. Attornment and Non-Disturbance. Provided (a) Tenant complies with this Agreement, (b) Tenant is not in default under the terms of the Lease continuing beyond the expiration of any applicable notice, grace and/or cure period and (c) the Lease is in full force and effect, except as set forth in Paragraphs 2 and 5(d) and (e), Lender shall not disturb Tenant’s possession under the Lease or adversely affect Tenant’s rights thereunder and any default under the Mortgage or any of the other Loan Documents and any proceeding to foreclose the same will not disturb Tenant’s possession under the Lease and the Lease will not be affected or cut off thereby, and notwithstanding any such foreclosure or other Transfer of the Property to Transferee, Transferee will recognize the Lease and will accept the attornment of Tenant thereunder and the Lease shall continue in full force and effect as direct lease between Transferee and Tenant.

          Tenant shall attorn to Transferee, including Lender if Lender becomes a Transferee, as the landlord under the Lease. Said attornment is subject to the limitation of Transferee’s

2

obligations set forth in Paragraph 2 above and shall be effective and self-operative without the execution of any further instruments upon Transferee’s succeeding to the interest of the landlord under the Lease. Tenant and Lender shall, however, confirm the provisions of this paragraph in writing upon request by either of them.

          4. Lender’s Right to Cure. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall provide Lender with written notice (a “Default Notice”) of any default of Landlord under the Lease (which can be a copy of the notice provided to the Landlord) if such default (a “Landlord Default”) is of such a nature as to give the Tenant a right to terminate the Lease, and Tenant will not seek to terminate the Lease as a result of a Landlord Default until giving Lendera Default Noticeand providing Lender a period of thirty (30) days thereafter to cure the applicable Landlord Default (the “Cure Period”). Notwithstanding the foregoing, if a Landlord Default cannot with due diligence be cured within the Cure Period because the cure requires possession and control of the Property or Premises, Lender’s cure period shall continue for such additional time as Lender may reasonably require to either obtain possession and control of the Property or Premises or obtain the appointment of a receiver pursuant to any court proceeding or otherwise, in any event, so long as Lender (i) within the Cure Period, notifies Tenant in writing of Lender’s intention to cure such default and (ii) after obtaining possession and control (or the appointment of a receiver), diligently prosecutes the cure to completion; provided further that in no event shall Lender’s entire Cure Period exceed ninety (90) days. Lender shall have no obligation to cure (and shall have no liability or obligation for not curing) any breach or default by Landlord, except to the extent that Lender agrees otherwise in writing. Notwithstanding anything to the contrary in the Lease or this Agreement, Tenant shall also provide. Lender with written notice of any default of Landlord under the Lease (which can be a copy of the notice provided to the Landlord) if such default is of such a nature as to give Tenant a right to reduce rent thereunder or to credit or offset any amounts against future rents, but in no event shall Tenant be required to provide Lender any cure period with respect there to as a condition precedent to Tenant’s exercise of any such rights.

          5. Miscellaneous.

                    (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Transferee, all obligations and liabilities of Transferee under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Transferee’s interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred except to the extent the assignment of Tenant’s interest in the Lease is permitted under the Lease.

                    (b) Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned to the Lender as part of the security for the note secured by the Mortgage and upon written notice from Lender of a default under the Mortgage, Tenant shall pay its rent and all other sums due under the Lease directly to Lender, and Landlord, by its execution hereof, hereby (i) directs Tenant to make such payment to Lender, (ii) releases Tenant from any liability to Landlord on account of any such payments and (iii) agrees that all such payments shall be fully credited against Tenant’s obligations under the Lease.

3

                    (c) Tenant acknowledges and agrees that it shall not terminate the Lease in the event of a Landlord Default unless Tenant provides Lender written notice and an opportunity to cure as described in Paragraph 4 above.

                    (d) Tenant covenants and acknowledges that it currently has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein.

                    (e) This Agreement is the whole and only agreement between the parties hereto with regard to the subordination of the Lease to the lien or charge of the Mortgage. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.

                    (f) This Agreement shall be deemed to have been made in the state where the Property is located and the validity, interpretation and enforcement of this Agreement shall be determined in accordance with the laws of such state.

                    (g) In the event any legal action or proceeding is commenced to interpret or enforce the terms of, or obligations arising out of, this Agreement, or to recover damages for the breach thereof, the party prevailing in any such action or proceeding shall be entitled to recover from the non-prevailing party all reasonable attorneys’ fees, costs and expenses incurred by the prevailing party.

                    (h) Any notices or communications required or permitted to be given or made hereunder shall be deemed to be so given or made when in writing and delivered in person or sent by United States registered or certified mail, postage prepaid, or by nationally recognized overnight courier service, directed to the parties at the following addresses or such other addresses as they may from time to time designate in writing:

Lender:	John Hancock Life Insurance Company (U.S.A.)
Attention:	Real Estate Finance Group
197 Clarendon Street, C-3 Boston, MA
02116 Reference Loan No. 000001:

Tenant:	Coty US LLC
500 American Road
Morris Plains, New Jersey 07950
Attention: Mr. Ralph Macchio

With a copy to	Coty Inc,
Two Park Avenue
New York, New York 10016
Attention: General Counsel

                    Notices or communications mailed in the U.S. mail shall be deemed to be served on the third business day following mailing, notices or communication served by hand or by overnight courier shall be deemed served upon receipt.

4

                    (i) This document may be signed in counterparts which together shall be deemed to be one and the same document. The signature pages from any such counterpart may be attached to another such counterpart to form one complete set of signatures for this document.

                    (j) The parties hereto represent and warrant that their respective signatories to this Agreement have been duly authorized by the Tenant, Landlord and Lender, as applicable.

5

          IN WITNESS WHEREOF, this Agreement has been signed and delivered as of the date and year first above set forth.

TENANT:

COTY US LLC

By:	/s/ Eric Breitman

Name:	Eric Breitman

Title:	VP, Assistant Secretary

STATE OF NEW YORK	)
) SS
COUNTY OF NEW YORK	)

On this 14th day of AUGUST, 2012, before me, the undersigned Notary Public, personally appeared Eric Breitman, proved to me through satisfactory evidence of identification, which was/were U.S. Passport, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/an VP, Assistant Secr. for COTY US LLC.

/s/ Ofelia G. Custodio	(Seal)

Signature of Notary

My commission expires: July 26, 2016

OFELIA G. CUSTODIO Notary Public - State of New York No. 01CU6113223 Qualified In Westchester County Certificate Filed in New York County Commission Expires July 26, 2016

6

LENDER: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:

Name:

Title:

duly authorized

COMMONWEALTH OF MASSACHUSETTS	)
) SS
COUNTY OF SUFFOLK	)

On this _____ day of _____, 2012, before me, the undersigned Notary Public, personally appeared _____, proved to me through satisfactory evidence of identification, which was/were personal, knowledge, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/an Assistant Vice President for John Hancock Life Insurance Company (U.S.A.).

______________________________________                    (Seal)
Signature of Notary

My commission expires: __________________

7

As to Paragraph 5(b): LANDLORD: WU/LH 500 AMERICAN L.L.C.

By:	/s/ Louis Sheinker

	Name:	Louis Sheinker

	Title:	Member

STATE OF NEW YORK	)
) SS
COUNTY OF NASSAU	)

On this 14th day of August, 2012, before me, the undersigned Notary Public, personally appeared Louis Scheinker, proved to me through satisfactory evidence of identification, ~~which was/were~~ _______________, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose(s) as a/~~an~~ member for.

/s/ Barbara J. Caligiure

Signature of Notary

My commission expires:	6-19-2015
(Post-Closing)

           (Seal)

BARBARA J. CALIGIURE
Notary Public, State of New York
No. 5045364
Qualified in Nassau County
Commission Expires June 19, ~~19~~ 2015

8

WU/LH 400 American L.L.C.
c/o Lighthouse Real Estate Management LLC
60 Hempstead Avenue, Suite 718
West Hempstead, New York, 11552

Coty US LLC
410 American Road
Morris Plains, NJ 07950

Dated as of August 14, 2012

Re:

Lease of Improved Property, dated November 12, 1992, now between Wu/LH 400 American L.L.C., successor in interest to Baker Properties Limited Partnership, as Lessor, and Coty US LLC, formerly known as Coty US, Inc., as Lessee, as amended by a First Addendum dated as of February 4, 1994, a Second Addendum dated as of March 10, 1997, a Third Addendum dated as of January 23, 2000, a Fourth Addendum dated as of March 31, 2000, a Fifth Addendum dated as of August 1, 2006 and a Sixth Addendum dated as of January 28th, 2008 (said Lease of Improved Property, as so modified, the “Lease”)

Ladies and Gentlemen:

          Reference is made to the captioned Lease. Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Lease.

          The parties agree as follows:

          1. A. Subject to the terms hereof and provided Lessee is not then in default beyond applicable notice and cure periods set forth in the Lease under any of the terms, covenants or conditions of the Lease on Lessee’s part to be observed or performed, then Lessee shall have the right to give a notice to Lessor exercising Lessee’s option to terminate the Lease and the Term as of the last day of any calendar month occurring during the period commencing on April 30, 2013 and ending on December 31, 2013 (such day is referred to as the “Early Termination Date”) provided that (i) Lessee must give such notice to Lessor exercising such right at least sixty (60) days prior to the Early Termination Date set forth in such notice and (ii) in no event shall the Early Termination Date occur earlier than April 30, 2013 or later than December 31, 2013, except as expressly provided in Subsection B of this Paragraph 1. Time is of the essence with respect to the giving of such notice. Lessee shall not have the right to give such notice less than sixty (60) days prior to the proposed Early Termination Date, and any notice given less than sixty (60) days prior to the proposed Early Termination Date purporting to exercise such option or any notice designating an Early Termination Date prior to April 30, 2013 or subsequent to December 31, 2013 (as such date may be extended pursuant to the provisions of Subsection B of this Paragraph 1) shall be void and of no force or effect. Furthermore, in the event Lessee does not deliver a notice terminating the Lease in accordance with the provisions hereof prior to October 31, 2013, then this termination option shall be void and of no force or effect. In the event that Lessee shall not have exercised its option to terminate the Lease and the Term pursuant to this agreement on or prior to October 1, 2013, then Lessor shall send to Lessee a notice reminding Lessee that such option will be void if Lessee does not timely exercise the same on or prior to the later to occur of (i) October 31, 2013 and (ii) the date which is three (3) business days next following the giving of said reminder notice. Any such Lessee’s notice of termination shall be given in accordance with the provisions of Article 24 of the Lease, as amended by this letter agreement. Notwithstanding the giving of such notice of termination, Lessee shall comply with all of the terms, covenants and conditions of this Lease on Lessee’s part to be observed and performed, including, without limitation, the covenant to pay Basic Rent and all other charges and sums due Lessor under the Lease, for all periods through and including the Early Termination Date. Notwithstanding anything to the contrary contained in the Lease, upon the Early Termination Date, Lessee shall surrender to Lessor the Demised Premises, including, without limitation, all additions, alterations (including, without limitation, any cabling and wiring), improvements, apparatus and fixtures, in good and broom clean condition and repair, subject to reasonable wear and tear and damage by fire or casualty, and with any unattached moveable fixtures, equipment and furniture and any other personal property of Lessee removed therefrom and Lessee shall repair any damage caused to the Demised Premises or the building in which the same is located as a result of Lessee’s removal of any such items. If Lessee fails to remove any of the items required to removed by Lessee as aforesaid for any reason whatsoever, the same shall become the property of Lessor, and Lessor may thereafter, at Lessee’s sole cost and expense, cause such property to be removed from the Demised Premises. In clarification of the foregoing, Lessee shall not be required to remove any alterations (including, without limitation, any cabling or wiring) existing in the Demised Premises as of the date hereof, with it understood that Lessee may elect to remove any such alterations and Lessee shall repair any damage caused to the Demised Premises or the building in which the same is located as a result of Lessee’s removal of any such items. In the event Lessee shall give any such notice of termination pursuant to the provisions of this Paragraph and shall otherwise comply with the conditions of the exercise of Lessee’s right to terminate the Lease, the Lease and the Term shall come to an end and expire on the Early Termination Date with the same force and effect as though said date were the Expiration Date (except as otherwise provided herein), unless sooner terminated pursuant to any other term, covenant or condition of this Lease or pursuant to law. Upon request of Lessor, from time to time, Lessee will execute and deliver to Lessor an instrument, in form reasonably satisfactory to Lessor, stating whether or not Lessee has exercised the right of termination contained in this Paragraph. Failure of Lessor to request the execution and delivery of such instrument or failure of Lessee to execute such instrument, however, shall not vitiate the foregoing provisions hereof.

          B. Simultaneous with the execution of this letter agreement, Lessor and Lessee have entered into a Lease Agreement affecting the building located at 500 American Road, Morris Plains, New Jersey (the “500 Lease”). In the event that the Commencement Date (as such term is defined in the 500 Lease) of the 500 Lease does not occur on or prior to September 1, 2012, then the date “December 31, 2013” set forth in Subsection A of this Paragraph 1 shall be extended one day for each day in the period commencing on September 2, 2012 and ending on the date immediately preceding the Commencement Date of the 500 Lease. Furthermore, the parties agree that in the event Lessee exercises Tenant’s Single Cancellation Option (as such term is defined in the 500 Lease) pursuant to the provisions of Section 1.2B of the 500 Lease, then Lessee’s option to termination the Lease pursuant to the provisions of this Paragraph 1 shall be of no further force or effect.

          2. Effective as of the date hereof, Article 24 of the Lease (entitled “Notice”) is hereby deemed modified as follows:

                              A. Any notice sent to Lessor under the Lease shall be sent to Lessor’s address set forth above in this letter agreement, with a copy to Goldfarb & Fleece LLP, 345 Park Avenue, 33rd Floor, New York, New York 10154, Attention: Marc J. Becker, Esq. and any notice sent to Lessee under the Lease shall be sent to Lessee at Lessee’s address set forth above in this letter agreement, Attention: Ralph Macchio with a copy to Tenant c/o Coty Inc., Two Park Avenue, New York, New York 10016, Attention: General Counsel.

                              B. The provisions of said Article 24 shall be supplemented such that, in addition to service sent by registered or certified mail, the use of a reputable nationally recognized overnight courier service, such as, for example, Federal Express, may also be an effective method of delivery pursuant to said Article 24, with items delivered by such method deemed to have been given or rendered on the date when the same shall have been delivered by such courier service or when delivery by such courier service was refused by the addressee. With respect to any notice sent by registered or certified mail (which may be sent return receipt requested optional), such notice shall be deemed to have been rendered or given on the date when it shall have been mailed.

[REMAINDER OF PAGE INTENTIONALLY LEFY BLANK]

          Please sign below to indicate your agreement with the foregoing.

Sincerely,

Wu/LH 400 American L.L.C.

By:	Lighthouse 100 William Operating, LLC,
its sole manager

By:	/s/ Paul Cooper

Name:	Paul Cooper
Title:	Member

By:	/s/ Louis Sheinker

Name:	Louis Sheinker
Title:	Member

AGREED:
COTY US LLC

By:

Name:
Title:

          Please sign below to indicate your agreement with the foregoing.

Sincerely,

Wu/LH 400 American L.L.C.

By:	Lighthouse 100 William Operating, LLC,
its sole manager

By:

Name:
Title:	Member

By:

Name:
Title:	Member

AGREED:
COTY US LLC

By:	/s/ Eric Breitman

Name: Eric Breitman
Title: VP, Assistant Secretary

WU/LH 100 American L.L.C.
c/o Lighthouse Real Estate Management LLC
60 Hempstead Avenue, Suite 718
West Hempstead, New York, 11552

Coty US LLC
410 American Road
Morris Plains, NJ 07950

Dated as of August 14, 2012

Re:

Lease of Improved Property, dated March 31, 2000, now between Wu/LH 100 American L.L.C., successor in interest to Baker Properties Limited Partnership, as Lessor, and Coty US LLC, formerly known as Coty US, Inc., as Lessee, as amended by a First Addendum dated as of August 1, 2006, a Second Addendum dated as of September 8, 2009, and a Third Addendum dated as of August 16, 2010 (said Lease of Improved Property, as so modified, the ‘‘Lease”)

Ladies and Gentlemen:

          Reference is made to the captioned Lease. Capitalized terms used herein and not defined herein shall have the respective meanings set forth in the Lease.

          The parties agree as follows:

          1. A. Subject to the terms hereof and provided Lessee is not then in default beyond applicable notice and cure periods set forth in the Lease under any of the terms, covenants or conditions of the Lease on Lessee’s part to be observed or performed, then Lessee shall have the right to give a notice to Lessor exercising Lessee’s option to terminate the Lease and the Term as of the last day of any calendar month occurring during the period commencing on April 30, 2013 and ending on December 31, 2013 (such day is referred to as the “Early Termination Date”) provided that (i) Lessee must give such notice to Lessor exercising such right at least sixty (60) days prior to the Early Termination Date set forth in such notice and (ii) in no event shall the Early Termination Date occur earlier than April 30, 2013 or later than December 31, 2013, except as expressly provided in Subsection B of this Paragraph 1. Time is of the essence with respect to the giving of such notice. Lessee shall not have the right to give such notice less than sixty (60) days prior to the proposed Early Termination Date, and any notice given less than sixty (60) days prior to the proposed Early Termination Date purporting to exercise such option or any notice designating an Early Termination Date prior to April 30, 2013 or subsequent to December 31, 2013 (as such date may be extended pursuant to the provisions of Subsection B of this Paragraph 1) shall be void and of no force or effect. Furthermore, in the event Lessee does not deliver a notice terminating the Lease in accordance with the provisions hereof prior to October 31, 2013, then this termination option shall be void and of no force or effect. In the event that Lessee shall not have exercised its option to terminate the Lease and the Term pursuant to this agreement on or prior to October 1, 2013, then Lessor shall send to Lessee a notice reminding Lessee that such option will be void if Lessee does not timely exercise the same on or prior to the later to occur of (i) October 31, 2013 and (ii) the date which is three (3) business days next following the giving of said reminder notice. Any such Lessee’s notice of termination shall be given in accordance with the provisions of Article 24 of the Lease, as amended by this letter agreement. Notwithstanding the giving of such notice of termination, Lessee shall comply with all of the terms, covenants and conditions of this Lease on Lessee’s part to be observed and performed, including, without limitation, the covenant to pay Basic Rent and all other charges and sums due Lessor under the Lease, for all periods through and including the Early Termination Date. Notwithstanding anything to the contrary contained in the Lease, upon the Early Termination Date, Lessee shall surrender to Lessor the Demised Premises, including, without limitation, all additions, alterations (including, without limitation, any cabling and wiring), improvements, apparatus and fixtures, in good and broom clean condition and repair, subject to reasonable wear and tear and damage by fire or casualty, and with any unattached moveable fixtures, equipment and furniture and any other personal property of Lessee removed therefrom and Lessee shall repair any damage caused to the Demised

Premises or the building in which the same is located as a result of Lessee’s removal of any such items. If Lessee fails to remove any of the items required to removed by Lessee as aforesaid for any reason whatsoever, the same shall become the property of Lessor, and Lessor may thereafter, at Lessee’s sole cost and expense, cause such property to be removed from the Demised Premises. In clarification of the foregoing, Lessee shall not be required to remove any alterations (including, without limitation, any cabling or wiring) existing in the Demised Premises as of the date hereof, with it understood that Lessee may elect to remove any such alterations and Lessee shall repair any damage caused to the Demised Premises or the building in which the same is located as a result of Lessee’s removal of any such items. In the event Lessee shall give any such notice of termination pursuant to the provisions of this Paragraph and shall otherwise comply with the conditions of the exercise of Lessee’s right to terminate the Lease, the Lease and the Term shall come to an end and expire on the Early Termination Date with the same force and effect as though said date were the Expiration Date (except as otherwise provided herein), unless sooner terminated pursuant to any other term, covenant or condition of this Lease or pursuant to law. Upon request of Lessor, from time to time, Lessee will execute and deliver to Lessor an instrument, in form reasonably satisfactory to Lessor, stating whether or not Lessee has exercised the right of termination contained in this Paragraph. Failure of Lessor to request the execution and delivery of such instrument or failure of Lessee to execute such instrument, however, shall not vitiate the foregoing provisions hereof.

                    B. Simultaneous with the execution of this letter agreement, Lessor and Lessee have entered into a Lease Agreement affecting the building located at 500 American Road, Morris Plains, New Jersey (the “500 Lease”). In the event that the Commencement Date (as such term is defined in the 500 Lease) of the 500 Lease does not occur on or prior to September 1, 2012, then the date “December 31, 2013” set forth in Subsection A of this Paragraph 1 shall be extended one day for each day in the period commencing on September 2, 2012 and ending on the date immediately preceding the Commencement Date of the 500 Lease. Furthermore, the parties agree that in the event Lessee exercises Tenant’s Single Cancellation Option (as such term is defined in the 500 Lease) pursuant to the provisions of Section 1.2B of the 500 Lease, then Lessee’s option to termination the Lease pursuant to the provisions of this Paragraph 1 shall be of no further force or effect.

          2. Effective as of the date hereof, Article 24 of the Lease (entitled “Notice”) is hereby deemed modified as follows:

                              A. Any notice sent to Lessor under the Lease shall be sent to Lessor’s address set forth above in this letter agreement, with a copy to Goldfarb & Fleece LLP, 345 Park Avenue, 33rd Floor, New York, New York 10154, Attention: Marc J. Becker, Esq. and any notice sent to Lessee under the Lease shall be sent to Lessee at Lessee’s address set forth above in this letter agreement, Attention: Ralph Macchio with a copy to Tenant c/o Coty Inc., Two Park Avenue, New York, New York 10016, Attention: General Counsel.

                              B. The provisions of said Article 24 shall be supplemented such that, in addition to service sent by registered or certified mail, the use of a reputable nationally recognized overnight courier service, such as, for example, Federal Express, may also be an effective method of delivery pursuant to said Article 24, with items delivered by such method deemed to have been given or rendered on the date when the same shall have been delivered by such courier service or when delivery by such courier service was refused by the addressee. With respect to any notice sent by registered or certified mail (which may be sent return receipt requested optional), such notice shall be deemed to have been rendered or given on the date when it shall have been mailed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          Please sign below to indicate your agreement with the foregoing.

Sincerely,

Wu/LH 100 American L.L.C.

By:	Lighthouse 100 William Operating, LLC,
its sole manager

By:	/s/ Paul Cooper

Name:	Paul Cooper
Title:	Member

By:	/s/ Louis Sheinker

Name:	Louis Sheinker
Title:	Member

AGREED:

COTY US LLC

By:

Name:
Title:

          Please sign below to indicate your agreement with the foregoing.

Sincerely,

Wu/LH 100 American L.L.C.

By:	Lighthouse 100 William Operating, LLC,
its sole manager

By:

Name:
Title:	Member

By:

Name:
Title:	Member

AGREED:

COTY US LLC

By:	/s/ Eric Breitman

Name: Eric Breitman
Title: VP, Assistant Secretary